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                                                                  EXECUTION COPY


                REPLACEMENT DIP FINANCING AND SECURITY AGREEMENT


                     The CIT Group/Commercial Services, Inc.

                                   (as Lender)

                                       And

                     The CIT Group/Commercial Services, Inc.

                                   (as Agent)

                                       And

                   ANDOVER TOGS, INC., a Debtor-in-Possession

                                  (as Borrower)

                         Dated: As of September 19, 1996




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                                Table of Contents

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          SECTION 1.  Definitions............................................................1

          SECTION 2.  Revolving Loans.......................................................28
               2.01.  General...............................................................28
               2.02.  Notice of Manner of Borrowing.........................................29
               2.03.  Lenders' Obligations Under the
                      Revolving Line of Credit..............................................29
               2.04.  Funding of Loans......................................................29
               2.05.  Mandatory Payments....................................................30
               2.06.  Repayment Upon Termination............................................31
               2.07.  Increased Costs.......................................................31
               2.08.  Capital Adequacy......................................................32

          SECTION 3.  Sharing of Payments; Applications.....................................33
               3.01.  Sharing of Payments, Etc..............................................33
               3.02.  Apportionment of Payments.............................................33

          SECTION 4.  Interest, Fees and Expenses and Payments..............................34
               4.01.  Interest on the Revolving Loans.......................................34
               4.02.  Default Interest......................................................34
               4.03.  Field Examination Fee.................................................35
               4.04.  [INTENTIONALLY LEFT BLANK]............................................35
               4.05.  Out-of-Pocket Expenses................................................35
               4.06.  Facility Arrangement and Unused Line
                      Fees..................................................................35
               4.07.  Letter of Credit Issuance and Lock Box
                      Fees..................................................................35
               4.08.  Mandatory Prepayments.................................................35
               4.09.  Statements............................................................35
               4.10.  Method of Payment.....................................................36
               4.11.  Use of Proceeds.......................................................36

        SECTION 5. Letters of Credit........................................................37
               5.01.  Letters of Credit Guaranty............................................37
               5.02.  Participations........................................................42
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               5.03.  Issuing Letters of Credit; Cash
                             Collateral.....................................................43

          SECTION 6.  Conditions Precedent to Revolving
                      Loans on the Closing Date.............................................44
               6.01.  Delivery of Documents.................................................45
               6.02.  Chase and Fleet.......................................................45
               6.03.  Field Examination and Due Diligence...................................45
               6.04.  No Violation of Law or Agreement......................................45
               6.05.  Termination of Existing Arrangements..................................45
               6.06.  Financial Information.................................................45
               6.07.  Final BCO Date........................................................46
               6.08.  Licensing and Union Agreements........................................46
               6.09.  [INTENTIONALLY LEFT BLANK]............................................46
               6.10.  Material Adverse Change...............................................46
               6.11.  Chapter 11 Cases......................................................46
               6.12.  Corporate Organization................................................46
               6.13.  Proceedings...........................................................46
               6.14.  Board Resolutions.....................................................47
               6.15.  [INTENTIONALLY LEFT BLANK]............................................47
               6.16.  Legal Restraints/Litigation...........................................47
               6.17.  Lock Box Account......................................................47
               6.18.  Disbursement Authorization............................................47
               6.19.  Fees and Expenses.....................................................48
               6.20.  Insurance.............................................................48
               6.21.  [INTENTIONALLY LEFT BLANK]............................................48
               6.22.  [INTENTIONALLY LEFT BLANK]............................................48
               6.23.  [INTENTIONALLY LEFT BLANK]............................................48
               6.24.  [INTENTIONALLY LEFT BLANK]............................................48
               6.25.  UCC Filings...........................................................48
               6.26.  Security Agreement - Patents and
                      Trademarks............................................................49
               6.27.  Examination and Verification..........................................49
               6.28.  Officer's Certificate.................................................49
               6.29.  Use of Proceeds.......................................................49
               6.30.  Key Man Life Insurance................................................49
               6.31.  Additional Documents..................................................49
               6.32.  No Default............................................................49
               6.33.  Opinions..............................................................49
               6.34.  Administrative Expense Claim Priority;
                      Lien Priority.........................................................50
               6.35.  [INTENTIONALLY LEFT BLANK]............................................50
               6.36.  Consents..............................................................50
               6.37.  Minimum Availability..................................................50
               6.38.  Bankruptcy Court Order................................................50

          SECTION 7.  Conditions Precedent to Each
                      Revolving Loan........................................................51

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               7.01.  Representations and Warranties........................................51
               7.02.  No Default............................................................51
               7.03.  Additional Documents..................................................51
               7.04.  Deemed Representation.................................................51
               7.05.  Bankruptcy Court Order................................................52

          SECTION 8.  Management, Collection And Status of Accounts
                      Receivable And Other Collateral.......................................52
               8.01.  Management of Collateral..............................................52
               8.02.  Accounts Documentation................................................54
               8.03.  Status of Accounts and Other Collateral...............................55
               8.04.  Collateral Custodian..................................................56

          SECTION 9.  Collateral............................................................57
               9.01.  Grant of Lien.........................................................57
               9.02.  Inventory.............................................................57
               9.03.  Equipment.............................................................58
               9.04.  Loan Account..........................................................58
               9.05.  Lock Box Accounts.....................................................59
               9.06.  [INTENTIONALLY LEFT BLANK]............................................60
               9.07.  Real Estate...........................................................60
               9.08.  Continuance of Security Interests.....................................60
               9.09.  Election of Actions by the Lenders....................................61
               9.10.  Credits and Charges...................................................61
               9.11.  Administrative Priority...............................................61
               9.12.  Survival..............................................................61
               9.13.  Additional Collateral.................................................62

         SECTION 10.  Representations and Warranties........................................63
              10.01.  Corporate Existence...................................................63
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               10.02. Authorization of Agreement and
                      Other Documents.......................................................64
               10.03. Financial Statements..................................................64
               10.04. No Violation..........................................................65
               10.05. Full Disclosure.......................................................65
               10.06. Litigation............................................................66
               10.07. Labor Matters.........................................................66
               10.08. Material Agreements...................................................67
               10.09. Compliance with Laws..................................................67
               10.10. Governmental Regulations..............................................67
               10.11. Outstanding Debt; No Default..........................................67
               10.12. Title, Liens..........................................................67
               10.13. Taxes.................................................................67
               10.14. Collateral; Real Estate...............................................68
               10.15. Broker's or Finder's Commissions......................................70
               10.16. Application of Proceeds...............................................70
               10.17. [INTENTIONALLY LEFT BLANK]............................................70
               10.18. ERISA.................................................................70
               10.19. Environmental Compliance..............................................71
               10.20. [INTENTIONALLY LEFT BLANK]............................................73
               10.21. Capital Structure.....................................................73
               10.22. Subsidiaries..........................................................73
               10.23. Survival of Representations and
                      Warranties............................................................73

          SECTION 11. Certain Covenants................................................... .74
               11.01. Collateral Covenants..................................................74
               11.02. Insurance.............................................................77
               11.03. Taxes.................................................................79
               11.04. Compliance with Laws..................................................79
               11.05. Financial Statements..................................................80
               11.06. Certain Restrictions..................................................82
               11.07. Negative Pledge.......................................................84
               11.08. Environmental Compliance..............................................84
               11.09. Transactions with Affiliates;
                      Payment of Management Fee.............................................86
               11.10. ERISA Notices.........................................................86
               11.11. ERISA Covenant........................................................87
               11.12. Key Man Life Insurance................................................87
               11.13. Final (CIT/CS) Bankruptcy Court
                      Order; Administrative Expense
                      Claim Priority; Lien Priority.........................................88
               11.14. EBITDA Compliance.....................................................89
               11.15. Notice of Default.....................................................89

          SECTION 12. Events of Default and Remedies........................................89
               12.01. Events of Default.....................................................89
               12.02. Acceleration of Obligations, etc......................................93

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               12.03. Other Remedies........................................................94
               12.04. Carve-Out Expenses....................................................95

          SECTION 13. Powers................................................................97
               13.01. Attorney-in-Fact......................................................97
               13.02. Right to Set-Off......................................................98
               13.03. Sale and Assignment of Lenders'
                      Interest..............................................................98
               13.04. Disclosure to Participants...........................................100

          SECTION 14. Termination..........................................................100
               14.01. Termination of Revolving Line of
                      Credit...............................................................100
               14.02. Termination Upon an Event of Default.................................101
               14.03. Maturity of Obligations Upon
                      Termination..........................................................101
               14.04. Termination by Lenders...............................................101
               14.05. Offset Against Facility Fee If Agent
                      Provides Exit Financing..............................................102

          SECTION 15. Indemnification......................................................102

          SECTION 16. Miscellaneous........................................................103
               16.01. Waivers..............................................................103
               16.02. Entire Agreement.....................................................103
               16.03. Amendments...........................................................103
               16.04. Permitted Interest and Fees..........................................104
               16.05. Illegality...........................................................104
               16.06. Jurisdiction of Claims...............................................104
               16.07. No Subrogation; Continuing Obligation................................105
               16.08. Notices..............................................................106
               16.09. [INTENTIONALLY LEFT BLANK]...........................................107
               16.10. Governing Law........................................................107
               16.11. Satisfaction of Agent................................................107
               16.12. Description Headings.................................................107
               16.13. Counterparts.........................................................108
               16.14. [INTENTIONALLY LEFT BLANK]...........................................108
               16.15. Further Assurances...................................................108
               16.16. [INTENTIONALLY LEFT BLANK]...........................................108
               16.17. Confidentiality......................................................108

        SECTION 17. Agency.................................................................109
               17.01. The Agent............................................................109
               17.02. Delegation of Duties.................................................109
               17.03. Exculpatory Provisions...............................................109
               17.04. Reliance by Agent....................................................110
               17.05. Notice of Default....................................................110
               17.06. Non-Reliance on Agent and Other Lenders..............................111
               17.07. Indemnification......................................................111

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               17.08. The Agent in Its Individual Capacity.................................112
               17.09. Successor Agent......................................................112
               17.10. Collateral Matters...................................................113
               17.11. Amendments Concerning Agency Function................................114
               17.12. Liability of Agent...................................................114
               17.13. Transfer of Agency Function..........................................114
               17.14. Withholding Taxes....................................................114

          SECTION 18. Lender Provisions....................................................115
               18.01. Lenders' Accounting Statement........................................115
               18.02. Settlement of Accounts...............................................115
               18.03. Shared Liability.....................................................116

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                                    EXHIBITS


Exhibit A -                Form of Revolving Loan Promissory Notes
Exhibit B -                Form of Assignment and Transfer Agreement
Exhibit C -                [INTENTIONALLY LEFT BLANK]
Exhibit D -                [INTENTIONALLY LEFT BLANK]
Exhibit E -                Form of Guaranty
Exhibit F -                [INTENTIONALLY LEFT BLANK]
Exhibit G -                Form of Security Agreement and Mortgage -
                           Trademark and Patents
Exhibit H -                Form of Opinion
Exhibit I -                Form of Subsidiary Security Agreement
Exhibit J -                Form of Landlords' Waiver and Consent
Exhibit K -                Form of Final (CIT/CS) Bankruptcy Court Order


                                    SCHEDULES

Schedule 1(a)                       -       Revolving Loan Amount
Schedule 1.01                       -       Indebtedness not in Financial
                                            Statements
Schedule 5.03                       -       Existing Letters of Credit
Schedule 9.05                       -       Lock Box Accounts
Schedule 10.1(d)                    -       Name, Jurisdiction, Shares
Schedule 10.01(e)                   -       Convertibles, Exchangeables,
                                            Options, Calls
Schedule 10.06(a)                   -       Litigation - Material Adverse
                                            Effect
Schedule 10.06(b)                   -       Litigation - All
Schedule 10.07                      -       Labor Matters
Schedule 10.08                      -       Material Agreements - Defaulted
                                            or Requiring Consents
Schedule 10.09                      -       Compliance with laws
Schedule 10.14(a)                   -       Permitted Encumbrances
Schedule 10.14(b)(i)                -       Fee Properties
Schedule 10.14(b)(ii)               -       Leased Properties
Schedule 10.14(e)                   -       Intellectual Property
Schedule 10.14(f)(i)                -       Jurisdictions for UCC filings
                                            (Inventory)
Schedule 10.18                      -       ERISA
Schedule 10.19                      -       Environmental Compliance
Schedule 10.21                      -       Capital Structure
Schedule 10.22                      -       Assets of Stonehenge

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                REPLACEMENT DIP FINANCING AND SECURITY AGREEMENT

               THE CIT GROUP/COMMERCIAL SERVICES, INC., a New York corporation
(hereinafter "CIT/CS"), with offices located at 1211 Avenue of the Americas, New
York, NY 10036 (such office, or any other office designated by CIT/CS as its Head Office for purposes hereof being referred to herein as the "Head Office") and The CIT Group/Commercial Services, Inc. as agent for the Lenders (in such capacity, together with its successors in such capacity, the "Agent") are pleased to confirm the terms and conditions under which Lenders shall make revolving loans, advances and other financial accommodations to Andover Togs, Inc., a debtor-in-possession (the "Borrower").

BACKGROUND

               On March 19, 1996, the Borrower and the Guarantors (as hereinafter defined) filed voluntary petitions for relief under chapter 11 of the Bankruptcy Code (as hereinafter defined). The bankruptcy cases of the Borrower and the Guarantors are being jointly administered. Prior to the date hereof, Chemical Bank and Fleet (as hereinafter defined) provided debtor-in-possession financing to the Borrower pursuant to a Post-Petition
Revolving Credit and Security Agreement dated as of May 15, 1996 (the "DIP
Facility"). The Borrower has requested CIT/CS to provide a $15,000,000 committed revolving credit replacement DIP financing facility to replace the aforesaid debtor-in-possession financing, such facility to contain a letter of credit sub-facility of $5,000,000 and, subject to the terms and conditions set forth herein, and the approval of the Bankruptcy Court (as hereinafter defined), CIT/CS has agreed to provide such facility.

SECTION 1.     DEFINITIONS.

               The following terms have the meanings indicated:

               ACCOUNTS shall have the meaning set forth in the definition of "Collateral".

               ACCOUNT DEBTOR shall mean each debtor, customer or obligor in any way obligated on or in connection with any Account.

               AFFILIATE shall mean, with respect to any Person, any Person that directly or indirectly controls, is controlled by or is under common control with such Person. For the purposes of this definition, "control" (including, with correlative meanings, the term "controlled by" and "under common control with"), as used with respect to any Person, shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities or by contract or otherwise.

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               AGENT ADVANCES shall have the meaning set forth in Section 17.10 hereof.

               AGREED ADMINISTRATIVE EXPENSE CLAIM PRIORITIES shall mean the administrative expense claims incurred by the Borrower and the Guarantors and shall have the following order of priority:

               first, (i) amounts payable pursuant to 28 U.S.C. ss. 1930(a)(6) and (ii) in the event that an Event of Default has occurred and is continuing and the Agent has delivered a Default Notice (as defined in Section 12.04(c) below), unpaid allowed fees and expenses (whether incurred prior to or subsequent to the delivery of such Default Notice) of attorneys, accountants, financial advisors and consultants retained by the Borrower, the Guarantors or any official creditors' committee appointed in the Chapter 11 Cases pursuant to ss.ss. 327 and 1103 of the Bankruptcy Code (except to the extent that such fees and expenses represent services related to, or were incurred in the prosecution of, actions, claims or causes of action against the Agent or the Lenders)
        ("Professional Expenses"), but the amount of Professional Expenses entitled to priority under clause (ii) of this clause first ("Priority
        Professional Expenses") shall not exceed $1,300,000 in the aggregate
        (the "Priority Professional Expense Cap"); provided, however, that prior to the occurrence of an Event of Default and the delivery of the Default
        Notice or after the cure (as determined by the Agent) or the written waiver by the Agent of an Event of Default any payments actually made to such professionals under 11 U.S.C. ss.ss. 330 and 331 in respect of fees and expenses incurred shall not reduce the Priority Professional Expense
        Cap.

               second, all Obligations; and

               third, all other allowed administrative expense claims.

               APPLICABLE LENDING OFFICE shall mean, for each Lender and for each Revolving Loan, the lending office of such Lender (or of an Affiliate of such Lender) designated as such for such type of loan on its signature page hereof or in the applicable Assignment and Transfer Agreement or such other office of such Lender (or of an Affiliate of such Lender) as such Lender may from time to time specify to the Agent and the Borrower in writing as the office by which its loans of such type are to be made and maintained.

               ASSIGNEE shall mean any Person to whom a Lender shall assign any of its Commitment hereunder in accordance with Section 13.03 of this Financing
Agreement.


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               ASSIGNMENT AND TRANSFER AGREEMENT shall mean an Assignment and
Transfer Agreement, substantially in the form of Exhibit B hereto, pursuant to which a Lender assigns and an Assignee assumes rights and obligations in accordance with Section 13.03 of this Financing Agreement.

               AVAILABILITY shall mean, as to the Borrower, the excess of

                 (i)      85% of the Eligible Accounts Receivable of the
                          Borrower,

                          plus

                (ii) 50% of the Eligible Inventory of the Borrower but in no event more than the Inventory
                          Sublimit,

                          over

               (iii) the sum of (A) the outstanding aggregate principal amount of all Revolving Loans of the Borrower and the maximum amount drawable under the outstanding documentary and standby Letters of Credit of the Borrower (including unreimbursed amounts under drawn
                          Letters of Credit) which such maximum amount drawable and unreimbursed amount shall in no event exceed the Maximum Letter of Credit Amount, (B) the outstanding amount of all other interest and fees of the Borrower then due and owing hereunder and (C) the Availability
                          Reserve, if any.

               AVAILABILITY RESERVE shall mean reserves imposed by the Agent in its reasonable discretion and shall include (i) at Closing Date through such time, if any, that an Event of Default occurs and is continuing (and only for so long as it is continuing), a reserve of $650,000 in respect of the Priority
Professional Expense Cap and (ii) if an Event of Default occurs and is continuing, then a reserve equal to an amount which, when added to the reserve referred to in (i) above, shall be not less than the Priority Professional
Expense Cap.

               BANKRUPTCY CODE shall mean Title 11, United States Code,
11 U.S.C. ss. 101 et seq.

               BANKRUPTCY COURT shall mean the United States Bankruptcy Court for the Southern District of New York or such other court having original jurisdiction over the Chapter 11 Cases.



                                       3
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               BORROWER'S CASE shall mean the Borrower's reorganization case under Chapter 11 of the Bankruptcy Code, pending in the Bankruptcy Court.

               BORROWING NOTICE shall mean the notice described in Section 2.02 of this Financing Agreement.

               BUSINESS DAY shall mean a day other than (A) a Saturday, Sunday or other day in which commercial banks in New York City are authorized or required by law to close or (B) a day on which the Agent at its Head Office is closed.

               CAPITAL STOCK of any Person shall mean any and all shares, interests, participations, or other equivalents (however designated including stock appreciation rights) of its capital stock and any rights (other than debt securities convertible into capital stock), warrants or options to acquire such capital stock.

               CARVE-OUT EXPENSES shall mean those amounts, fees, expenses and claims set forth in clauses (i) and (ii) of the clause "first" of the definition of the term "Agreed Administrative Expense Claim Priorities."

               CERCLA shall have the meaning set forth in Section 10.19(a) hereof.

               CERCLIS shall have the meaning set forth in Section 10.19(b) hereof.

               CHANGE IN CONTROL shall mean a Person, entity or "group" (within the meaning of Section 13(d) or 14(d) of the Securities Exchange Act of 1934, as amended) other than the Cohen Family shall have acquired direct or indirect beneficial ownership of 50% or more of any outstanding class of Capital Stock of the Borrower.

               CHAPTER 11 CASES shall mean the Borrower's and the Guarantors' jointly administered reorganization cases under chapter 11 of the Bankruptcy
Code, pending in the Bankruptcy Court.

               CHASE shall mean The Chase Manhattan Bank, formerly known as Chemical Bank.

               CHASE BANK RATE shall mean the rate of interest per annum announced by Chase from time to time as its prime rate in effect at its principal office in the city of New York (the prime rate is not intended to be the lowest rate of interest charged by Chase to its borrowers).



                                       4
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               CHASE BANK RATE REVOLVING LOAN shall mean a Revolving Loan bearing an interest rate of the Chase Bank Rate plus one percent (1%) per annum.

               CLOSING DATE shall mean the date set forth in the "IN WITNESS
WHEREOF" paragraph at the end of this Financing Agreement, which date shall in no event be (x) earlier than the date on which all the conditions set forth in
Section 6 hereof shall have been satisfied or waived or (y) no later than October 1, 1996.

               CODE shall mean the Internal Revenue Code of 1986, as amended.

               COHEN FAMILY shall mean William Cohen, Peter Cohen, Carolyn
Zelikovic, or their spouse or issue or any trust for which any of the foregoing are beneficiaries.

               COLLATERAL shall mean:

               (a) all of the Borrower's right, title and interest in and to all equipment (including Borrower's screen print machinery at such time as the existing lienor with respect thereto is paid in full), vehicles, furniture, fixtures and machinery wherever located and whether now or hereafter existing and whether now owned or hereafter acquired, together with all substitutes, replacements, accessions and additions thereto, and all tools, parts, accessories and attachments used in connection therewith (hereinafter collectively referred to as the "Equipment");

               (b) all of the Borrower's right, title and interest in and to all inventory of any kind wherever located and whether now or hereafter existing and whether now owned or hereafter acquired (including, without limitation, all types of inventory, merchandise, goods, tangible personal property and other assets that are held by the Borrower for sale, lease or other disposition in the ordinary course of the Borrower's business or to be furnished under a contract for services, whether such inventory, merchandise, goods, tangible personal property and other assets, are raw, in process or finished, and materials used or consumed in the business of the Borrower, and goods returned to or repossessed by the Borrower and goods in which the Borrower has an interest in mass or in joint or other interest or right of any kind including consigned goods and goods being possessed), and all accessions thereto and products thereof and all packing and shipping materials (hereinafter collectively referred to as the "Inventory");

               (c) all of the Borrower's right, title and interest in and to, whether now or hereafter existing, (i) all present and future accounts, contract rights, chattel paper, documents and instruments (as such terms are defined in the UCC); (ii) all monies, securities and other property and the proceeds thereof,


                                       5
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now or hereafter held or received by, or in transit to, the Agent from or for the Borrower, whether for safekeeping, pledge, custody, transmission, collection or otherwise; (iii) all of the Borrower's right, title and interest, and all of the Borrower's rights, remedies, security and liens, in, to and in respect of any credit, insurance, accounts (including, without limitation, rights of stoppage in transit, replevin, repossession, reclamation and other rights and remedies of an unpaid vendor, lienor or secured party), guaranties or other contracts of suretyship with respect to accounts, and deposits or other security for the obligation of any Account Debtor; (iv) all rights relating to the sale or other transfer of property to, or the construction, renovation or other improvement of property by or for the Borrower; (v) all rights now or hereafter existing in and to all security agreements, leases and other contracts now or hereafter existing and securing or otherwise relating to any accounts, contract rights, chattel paper, instruments, documents, or other rights or obligations;
and (vi) all of the Borrower's right, title and interest in, to and in respect of all goods relating to, or which by sale have resulted in, accounts, including, without limitation, all goods described in invoices or other documents or instruments with respect to, or otherwise representing or evidencing, any accounts, and all returned, reclaimed or repossessed goods (any and all such accounts, contract rights, chattel paper, instruments, documents and rights and obligations being hereinafter referred to as the "Accounts");

               (d) (i) all of the Borrower's right, title and interest in and to all general intangibles; (ii) all rights, interest, choses in action, causes of actions, claims and all other intangible property of every kind and nature, in each instance whether now owned or hereafter acquired by the Borrower, including, without limitation, all corporate and other business records, all loans, royalties, and all other forms of obligations receivable whatsoever (other than Accounts); (iii) all Trademarks, trademark applications, Trademark Licenses, Patents, patent applications, Patent Licenses, trade secrets, copyrights, goodwill, inventions, designs, registrations, permits, franchises and licenses; (iv) all computer programs, software, printouts and other computer materials, customer lists, credit files, correspondence, and advertising materials; (v) all customer and supplier contracts, sale orders, rights under license and franchise agreements, and other contracts and contract rights; (vi) all interests in partnerships and joint ventures, including all moneys due from time to time in respect thereof; (vii) all federal, state and local tax refunds and federal, state and local tax refund claims; (viii) all right, title and interest under leases, subleases, licenses and concessions and other agreements relating to personal property, including all moneys due from time to time in respect thereof; (ix) all payments due or made to the Borrower in connection with any requisition, confiscation, condemnation, seizure or forfeiture of any property by any Person or Governmental Authority;
(x) all deposit accounts (general or

                                       6
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

special) with any bank or other financial institution, including, without limitation, any depositary or other accounts maintained by the Borrower at the Agent or any other Lender and all funds on deposit thereon; (xi) all credits with and other claims against third parties (including carriers and shippers)
(other than Accounts); (xii) all rights to indemnification; (xiii) all reversionary interests in pension and profit sharing plans and reversionary, beneficial and residual interests in trusts; (xiv) all proceeds of insurance
(except Excess Key Man Life Insurance Proceeds), including credit insurance, of which such Borrower is the beneficiary; (xv) all letters of credit, guaranties, liens, security interests and other security held by or granted to the Borrower;
and (xvi) all other intangible property, whether or not similar to the foregoing, in each instance, however and wherever and whenever arising and whether now owned or hereafter acquired (hereinafter collectively referred to as "General Intangibles");

               (e) the books and records of the Borrower relating to any of the foregoing Collateral, including, without limitation, all customer contracts, sale orders, minute books, ledgers, records, computer programs, software, printouts and other computer materials, customer lists, credit files, correspondence and advertising materials, in each case indicating, summarizing or evidencing any of the Collateral; and

               (f) all cash and non-cash proceeds of any and all of the foregoing Collateral and, to the extent not otherwise included, all payments under insurance (whether or not the Agent is the loss payee thereof) (except
Excess Key Man Life Insurance Proceeds), and any indemnity, warranty or guaranty, payable by reason of loss or damage to or otherwise with respect to any of the foregoing Collateral;

in each case, howsoever and whensoever the Borrower's interest therein may arise or appear (whether by ownership, security interest, claim or otherwise).

               COMMITMENT shall mean, as to any Lender at any time, such Lender's Revolving Loan Amount.

               COMMITMENT PERCENTAGE shall mean, as to any Lender at any time, its Revolving Loan Percentage.

               CONSOLIDATED FINANCIAL STATEMENTS shall mean the balance sheets and related statements of income and cash flow for the Borrower and its Subsidiaries showing all intercompany eliminations and adjustments, prepared in accordance with GAAP.

               CONTRACTS shall mean any agreement relating to the terms of payment or the terms of performance thereof, including, without limitation, (a) all rights of the Borrower to receive moneys due and to become due to it thereunder or in connection

                                       7

therewith, (b) all rights of the Borrower to damages arising out of, or for, breach or default in respect thereof and (c) all rights of the Borrower to perform and to exercise all remedies thereunder.

               CUSTOMARILY PERMITTED LIENS shall mean:

               (a) liens for franchise taxes which are not yet due or which are being contested in good faith by appropriate proceedings, provided that adequate reserves with respect thereto are maintained in accordance with GAAP and as to which the priority of the liens in favor of the Agent are unaffected;

               (b) statutory liens of landlords and liens of carriers, warehousemen or suppliers (or their lenders) and other like liens imposed by law, created in the ordinary course of business and for amounts not yet due by their terms and with respect to which adequate reserves or other appropriate provisions are being maintained in accordance with GAAP;

               (c) deposits made (and the liens thereon) in the ordinary course of business (including, without limitation, security deposits for leases, surety bonds and appeal bonds) in connection with workers' compensation, unemployment insurance and other types of social security benefits or to secure the performance of tenders, bids, contracts (other than for the repayment or guarantee of borrowed money or purchase money obligations), statutory obligations and other similar obligations arising as a result of progress payments under government contracts; and

               (d) easements (including, without limitation, reciprocal easement agreements and utility agreements), encroachments, minor defects or irregularities in title, variation and other restrictions, charges or encumbrances (whether or not recorded) affecting the real property and which do not detract from the value of such real property and which do not interfere in any material respect with the use or enjoyment of such real property in the ordinary course of business of the Person owning such real property.

               DEFAULT shall mean any event specified in Section 12 hereof, whether or not any requirement for the giving of notice, the lapse of time, or both has been satisfied.

               DEFAULT RATE OF INTEREST shall mean a rate of interest per annum equal to the sum of: (a) two percent (2%) and (b) the rate of interest then otherwise payable on the relevant Obligations, which the Agent shall be entitled to charge the Borrower on all Obligations due the Lenders by the Borrower to the extent provided in Section 12.02 of this Financing Agreement, but in no event in excess of the maximum amount of interest permitted by law.

               DEP shall have the meaning set forth in Section 10.19(b) hereof.

               DIP FACILITY shall have the meaning set forth in the "Background" section hereof.

               DOLLAR(S) AND THE SIGN "$" shall mean lawful money of the United States of America.

               EARLY TERMINATION FEE shall mean the fee the Lenders are entitled to charge to the Borrower in the event the Borrower terminates the Revolving Line of Credit or this Financing Agreement at any time on or before one year from the Closing Date (except in the case of the Exit Financing) to be determined by calculating for the immediately preceding thirty day period (x) the average daily outstanding principal of the Revolving Loans plus (y) the average daily outstanding Letters of Credit multiplied by one-half of one percent (1/2 of 1%).

               EBITDA shall mean consolidated net income determined in accordance with GAAP plus interest expense (paid or accrued), plus depreciation, amortization and restructuring costs plus extraordinary non-cash expenses minus extraordinary income determined in accordance with GAAP plus, to the extent included in determining net income, taxes paid or accrued.

                ELIGIBLE ACCOUNTS RECEIVABLE means such Accounts of the Borrower which are, and at all times shall continue to be, acceptable to the Agent in the exercise of its reasonable business judgment. Criteria for eligibility may be fixed and revised from time to time in the exercise of the Agent's reasonable business judgment (and the Agent shall notify the Borrower as a courtesy of a change in criteria but a failure to do so shall have no effect hereunder). In general, Accounts may be deemed to be eligible if: (i) delivery of the merchandise has been completed; (ii) no return, rejection or repossession has occurred; (iii) such merchandise has been accepted by the Account Debtor without dispute, setoff, defense or counterclaim or if such delivered merchandise is subject to a dispute, setoff, defense or counterclaim (after notification by the Borrower of same to the Agent), then the Account shall be eligible to the extent that such Account will be accepted by such Account Debtor; (iv) such Account is owned by the Borrower free and clear of any lien, security interest or other encumbrance other than in favor of the Agent and the Lenders and otherwise continues to be in full conformity with any representation and warranty made herein by the Borrower to the Agent and the Lenders with respect thereto; (v) such Account is unconditionally payable in U.S. Dollars within ninety (90) days from the invoice date and is not evidenced by a promissory note, chattel paper or any other instrument or document; (vi) no more than sixty (60) days have elapsed from the invoice due date and no more than one hundred and twenty (120) days have elapsed from the invoice date; (vii) the Account Debtor with respect thereto is not an Affiliate of the Borrower or any Guarantor; (viii) such Account does not constitute an obligation of the United States or any other Governmental Authority, except to the extent that the aggregate face amount of the subject Accounts so owed exceeds ten percent (10%) of the aggregate amount of all of the Borrower's Accounts and the Borrower assigns its right to payment of such excess Accounts to Agent pursuant to the Assignment of Claims Act of 1940, as amended (31 U.S.C. Subsection 3727 et seq. and 41 U.S.C. Subsection 15 et seq.) and has otherwise complied with other applicable statutes or ordinances; (ix) the Account Debtor (or the applicable office of the Account Debtor) with respect thereto is located in the continental United States, Hawaii, Puerto Rico or the Virgin Islands unless the Account is supported by a letter of credit, guaranty, acceptance or other similar obligation satisfactory to the Agent; (x) the Account Debtor with respect thereto is not also a supplier to or creditor of the Borrower or Guarantor, unless such supplier or creditor has executed a no-offset letter satisfactory to the Agent; (xi) not more than 50% of the aggregate amount of all Accounts of the Account Debtor with respect to such Account have remained unpaid sixty (60) days past the invoice due date or one hundred and twenty (120) days past the invoice date; (xii) the Account Debtor is not the subject of a "Bankruptcy Proceeding" (for purposes hereof an Account Debtor is subject to a "Bankruptcy Proceeding" if that Account Debtor has filed a petition for bankruptcy or any other relief under the United States Bankruptcy Code or any other law relating to bankruptcy, insolvency, reorganization or relief of debtors, made an assignment for the benefit of creditors, had filed against it any petition or other application for relief under the United States Bankruptcy Code or any such other law, has suspended business operations, called a meeting of its creditors for the purpose of obtaining any financial concession or accommodation, or had or suffered a receiver or a trustee to be appointed for all or a significant portion of its assets or affairs); provided, however, that an Account due from an Account Debtor which was created subsequent to the commencement of a case under chapter 11 of the Bankruptcy Code by or against that Account Debtor shall not be deemed ineligible solely by virtue of this clause if such Account would otherwise be deemed eligible by the Agent hereunder; and (xiii) the Agent is, and continues to be, satisfied with the credit standing of the Account Debtor in relation to the amount of credit extended.

               ELIGIBLE INVENTORY means all tangible personal property, wherever located, which is owned by the Borrower and held for sale or to be furnished under contracts of sale, including all piece goods and raw materials which meet all of the following specifications: (i) the Inventory is lawfully owned by the Borrower and is not subject to any existing lien, claim, security interest or prior assignment; (ii) the Borrower has the right to assignment thereof and the power to grant liens and security interests therein;
(iii) the Inventory arose or was acquired in the ordinary course of the business of the Borrower and such Inventory does not represent damaged goods; (iv) no Account or, except as permitted by clause (vi)(B) below, document of title has been created or issued with respect to such Inventory; (v) the Inventory is readily marketable for sale by the Borrower; (vi) the Inventory is (A) located in one of the locations listed on Schedule 10.14(f)(i) hereto as the same may be amended from time to time in accordance with the terms of the Loan Documents or
(B) "in transit", provided that such "in-transit" Inventory is finished goods inventory that is shipped under a Letter of Credit issued by the L/C Issuer pursuant to this Financing Agreement or is "in transit" from a location outside the United States; (vii) except as permitted by clause (vi)(B) above, such Inventory is located within the United States; (viii) the Inventory is not work in process or supplies; and (ix) the Inventory is not otherwise regarded by Agent, in its sole and absolute discretion exercised reasonably, as unsuitable Collateral for the Obligations. Finished goods inventory covered by Letters of Credit issued hereunder shall be included as Eligible Inventory so long as such finished goods inventory is otherwise deemed to be Eligible Inventory pursuant to the criteria herein set forth.

               EMPLOYEE BENEFIT PLAN shall mean any plan, agreement, arrangement or commitment which is an employee benefit plan (other than a Multiemployer
Plan), as defined in Section 3(3) of ERISA, maintained by the Borrower or any ERISA Affiliate of the Borrower or with respect to which the Borrower or any ERISA Affiliate of the Borrower at any relevant time has any liability or obligation to contribute.

               ENVIRONMENTAL LAWS shall have the meaning set forth in Section 10.19(a) hereof.

               EPA shall have the meaning set forth in Section 10.19(b) hereof.

               EQUIPMENT shall have the meaning set forth in the definition of "Collateral".

               ERISA shall mean the Employee Retirement Income Security Act of 1974, as amended and, unless the context otherwise requires, the rules and regulations promulgated thereunder from time to time.

               ERISA AFFILIATE shall mean, with respect to the Borrower or any other Person, any entity required to be aggregated with the Borrower, or Person under Section 414(b), (c), (m) or (o) of the Code.

               EVENT(S) OF DEFAULT shall have the meaning set forth in Section 12 of this Financing Agreement.

               EXCESS KEY MAN LIFE INSURANCE PROCEEDS shall have the meaning set forth in Section 11.12 hereof.

               EXECUTIVE OFFICERS shall mean the chairman, president, chief executive officer, chief operating officer, chief financial officer, executive vice president(s), senior vice president(s), vice president(s) and treasurer of the Borrower or any one of them, as the context may require.

               EXISTING LETTER OF CREDIT shall have the meaning set forth in
Section 5.03(c) hereof.

               EXIT FINANCING shall mean a credit facility provided to the Borrower upon consummation of a plan of reorganization of the Borrower for which the Agent is the agent thereunder or CIT/CS is the lender of a majority in principal amount of the initial loan at the time of closing of such credit facility.

               FACILITY ARRANGEMENT FEE shall mean the fee of $25,000.00 payable on the Closing Date.

               FEE PROPERTY shall have the meaning set forth in Section 10.14(b) of this Financing Agreement.

               FINAL BCO DATE shall mean the date on which the Final (CIT/CS) Bankruptcy Court Order shall have been duly entered by the Bankruptcy Court, and such order shall be in full force and effect, and shall not have been reversed, stayed, modified or amended, absent the express written joinder and consent of the Agent and the Borrower.

               FINAL (CIT/CS) BANKRUPTCY COURT ORDER shall mean the order of the Bankruptcy Court finally approving the Loans made and to be made to the Borrower in accordance with this Agreement in the form of Exhibit K hereto, as the same may be amended, modified or supplemented from time to time with the express written joinder or consent of the Agent and the Borrower, whether or not such order is subject to appeal.

               FINANCING AGREEMENT shall mean this Financing and Security Agreement, as amended, modified or renewed from time to time.

               FLEET shall mean Fleet Bank, N.A., formerly known as NatWest Bank, N.A.

               GAAP shall mean generally accepted accounting principles in the United States of America as in effect from time to time and for the period as to which such accounting principles are to apply.

               GENERAL INTANGIBLES shall have the meaning set forth in the definition of "Collateral".

               GOVERNMENTAL AUTHORITY shall mean any nation or government, any federal, state, city, town, municipality, county, local or other political subdivision thereof or hereto and any department, commission, board, bureau, instrumentality, agency or other entity exercising executive, legislative, judicial regulatory or administrative function of or pertaining to government.

               GUARANTORS shall mean Springdale Fashions, Inc.,
Tortoni Manufacturing Corp. and Stonehenge.

               GUARANTY shall mean the guaranties of the Obligations by the Guarantors under each guaranty in favor of the Agent dated as of even date herewith in the form of Exhibit E attached hereto as the same may be from time to time amended or modified (collectively, the "Guaranties").

               HAZARDOUS SUBSTANCES shall have the meaning set forth in Section 10.19(b) of this Financing Agreement.

               HEAD OFFICE shall have the meaning set forth in the introductory paragraph to this Financing Agreement.

               INDEBTEDNESS of any Person shall mean, without duplication:

               (a) all indebtedness of such Person for borrowed money;

               (b) all obligations of such Person for the deferred purchase price of property or services;

               (c) all obligations of such Person created or arising under any conditional sale or other title retention agreement with respect to property acquired by such Person (even though the rights and remedies of the seller or lender under such agreement in the event of default are limited to repossession or sale of such property);

               (d) all obligations of such Person with respect to any lease of (or other agreement conveying the right to use) any property (whether real, personal or mixed) which is or should be classified and accounted for as a capital lease on a balance sheet of such Person in accordance with GAAP;

               (e) all obligations, contingent or otherwise, of such Person under acceptances, letters of credit, surety bonds or similar obligations;

               (f) all obligations of such Person to purchase, redeem, retire, defease or otherwise make any payment in respect of any capital stock of or other ownership or profit interest in such Person or any other Person or any warrants, rights or options to acquire such capital stock, valued, in the case of capital stock redeemable at the option of the issuer or pursuant to the terms thereof at a fixed or determinable date or dates or upon the occurrence of a condition not solely within the control of the issuer, at the greater of its voluntary or involuntary liquidation preference plus accrued and unpaid dividends;

               (g) all obligations of such Person in respect of interest rate, currency hedging or other derivative products;

               (h)  all Indebtedness of others referred to in clauses
        (a) through (g) above guaranteed directly or indirectly in any manner by such Person, or in effect guaranteed directly or indirectly by such Person through an agreement, (i) to pay or purchase such Indebtedness or to advance or supply funds for the payment or purchase of such Indebtedness, (ii) to purchase, sell or lease (as lessee or lessor) property, or to purchase or sell services, primarily for the purpose of enabling the debtor to make payment of such indebtedness or to assure the holder of such Indebtedness against loss,
        (iii) to supply funds to or in any other manner invest in the debtor (including, without limitation, any agreement to pay for property or services irrespective of whether such property is received or such services are rendered) or (iv) to otherwise assure a creditor against loss; and

               (i) all Indebtedness referred to in clauses (a) through (g) above secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any lien on property (including, without limitation, accounts and contract rights) owned by such Person, even though such Person has not assumed or become liable for the payment of such Indebtedness.

               INDEMNIFIED LIABILITIES shall have the meaning set forth in
Section 15 hereof.

               INDEMNITEES shall have the meaning set forth in Section 15 hereof.

               INITIAL TERMINATION DATE shall mean the date occurring two (2) years from the Closing Date and the same date in every year thereafter, if this Financing Agreement has been renewed, extended or is otherwise in effect or such earlier date which is the date of substantial consummation (as defined in Sec-tion 1101(2) of the Bankruptcy Code) of a plan of reorganization in the Borrower's Case that has been confirmed by an order of the Bankruptcy Court.

               INSOLVENCY OR INSOLVENT shall mean, with respect to a Multiemployer Plan, at any particular time, a Multiemployer Plan which is insolvent within the meaning of Section 4245 of ERISA.

               INVENTORY shall have the meaning set forth in the definition of "Collateral".

               INVENTORY SUBLIMIT shall mean $8,000,000.

               INVESTMENTS shall have the meaning set forth in Section 11.06(k) hereof.

               ISSUING BANK shall have the same meaning as "L/C Issuer" herein.

               LANDLORDS' WAIVER AND CONSENT shall mean each of the Landlord Waiver and Consents made by each landlord with respect to the Leased Property in favor of the Agent in the form of Exhibit J attached hereto.

               LEASED PROPERTY shall have the meaning set forth in Section 10.14(b) of this Financing Agreement.

               LENDER(S) shall mean CIT/CS, each Assignee which becomes a Lender pursuant to Section 13.03 hereof, and its respective successors.

               LETTER OF CREDIT OR LETTERS OF CREDIT shall mean all letters of credit issued pursuant to this Financing Agreement with the assistance of the Lenders by any Issuing Bank for the account of the Borrower, as defined in
Section 5.01(a) hereof.

               LETTER OF CREDIT APPLICATION shall have the meaning set forth in
Section 5.01(a) hereof.

               LETTER OF CREDIT GUARANTIES shall mean (i) the guaranties delivered by CIT/CS to any L/C Issuer, providing the guaranty of the obligations of the Borrower to such L/C Issuer under the reimbursement and/or application agreement (or other similar document) between such L/C Issuer and the Borrower and (ii) the obligation of CIT/CS to any L/C Issuer if the Agent has become a co-applicant on any Letter of Credit.

               LETTER OF CREDIT ISSUANCE FEE shall mean the fee the Lenders may charge the Borrower under Section 4.07 hereof.

               LETTER OF CREDIT STANDBY FEE shall mean a fee of two percent (2%) per annum of the outstanding amount of standby

Letters of Credit issued, guaranteed or replaced hereunder payable monthly.

               L/C ISSUER shall have the meaning set forth in Section 5.01(a) hereof.

               LICENSE shall mean any license naming the Borrower as licensee or licensor.

               LOAN ACCOUNT shall have the meaning set forth in Section 9.04 hereof.

               LOAN DOCUMENTS shall mean each of this Financing Agreement, the Revolving Loan Promissory Notes, the Guaranty, the Subsidiary Security Agreement, the Letters of Credit, the Security Agreement - Patents and Trademarks and the Landlord Waiver and Consents.

               LOANS shall mean the Revolving Loans.

               LOCK BOX ACCOUNT shall have the meaning set forth in Section 9.05(a) hereof.

               LOCK BOX BANK shall have the meaning set forth in Section 9.05(a) hereof.

               MATERIAL ADVERSE EFFECT shall mean a material adverse effect upon
(i) the business, operations or condition (financial or otherwise) of the Borrower and the Guarantors taken as a whole, (ii) the ability of the Borrower and the Guarantors taken as a whole, to perform their obligations hereunder or under any other Loan Document, (iii) the legality, validity or enforceability of this Financing Agreement or any other Loan Document, (iv) the aggregate value of the property included in the calculation of Availability, or (v) the Collateral.

               MAXIMUM LETTER OF CREDIT AMOUNT shall mean $5,650,000 of Letters of Credit (of which a maximum of $650,000 may be issued for standby letters of credit) and shall include (i) the aggregate undrawn face amount of outstanding Letters of Credit and (ii) the aggregate unreimbursed amount under drawn Letters of Credit.

               MAXIMUM REVOLVING LOAN shall mean $15,000,000 (including sums directly advanced or charged to the Loan Account in accordance with this Financing Agreement) minus the sum of the aggregate undrawn face amount of outstanding standby or documentary Letters of Credit and the unreimbursed amount under drawn Letters of Credit.

               MONTHLY OPERATING REPORTS shall mean those certain financial reports filed on a monthly basis with the Bankruptcy

Court, which will include a balance sheet and a profit and loss statement.

               MULTIEMPLOYER PLAN shall mean any employee benefit plan which is a multiemployer plan, as defined in Section 3(37) of ERISA, to which the Borrower or any ERISA Affiliate of the Borrower at any relevant time has any liability or obligation to contribute or which covers any employees of the Borrower or any of its ERISA Affiliates.

               NOTE shall mean each Revolving Loan Promissory Note.

               OBLIGATIONS shall mean all loans and advances now or hereafter made by the Lenders to the Borrower or to others for the Borrower's account; any and all indebtedness and obligations which may at any time be owing by the Borrower to the Lenders or the Agent pursuant to this Financing Agreement (including, without limitation, the Out-of-Pocket Expenses) or any other Loan Document or any other document entered into in connection herewith or therewith or the transactions contemplated hereby or thereby, whether now in existence or incurred by the Borrower from time to time hereafter; whether secured by pledge, lien upon or security interest in any of the Borrower's assets or property or the assets or property of any other person, firm, entity or corporation; whether such obligations and indebtedness are absolute or contingent, joint or several, matured or unmatured, direct or indirect and whether the Borrower is liable to the Lenders for such indebtedness as principal, surety, endorser, guarantor or otherwise and shall include, after a Default or Event of Default, all obligations incurred by you to any other concern factored or financed by any Lender. Obligations shall include indebtedness, obligations or liability incurred by, or imposed on, the Lenders or the Agent as a result of environmental claims arising out of the Borrower's operation, premises or waste disposal practices or sites, the Borrower's liability to the Lenders or the Agent in connection with this Financing Agreement, under any instrument or guaranty or indemnity entered into, or arising under, any guaranty, endorsement or undertaking which the Lenders or the Agent may make or issue to others for the Borrower's account, including any accommodation extended with respect to applications for Letters of Credit entered into in connection with this Financing Agreement, the Lenders' or the Agent's acceptance of drafts or endorsement of notes or other instruments for the Borrower's accounts and benefit in connection with this Financing Agreement.

               OFFICER'S CERTIFICATE shall mean a certificate signed in the name of the Borrower by its President, Vice President, Controller or Treasurer.

               OUT-OF-POCKET EXPENSES shall mean all of the Lenders' and the Agent's present and future reasonable out-of-pocket expenses incurred relative to this Financing Agreement and any other Loan Document (and any amendment, restatement or supplement thereof), whether incurred prior to the date hereof or hereafter, but not earlier than July 23, 1996, including, without limitation, such expenses in connection with the preparation and execution of and closing under this Financing Agreement or any other Loan Document, any revisions or waivers of this Financing Agreement or any other Loan Document, any audits or field examinations, the enforcement of any rights of the Lenders or the Agent under this Financing Agreement or any other Loan Document, including, without limitation, appearing, monitoring and participating as a party-in-interest in the Chapter 11 Cases and all other documents entered into in connection with this Financing Agreement or any other Loan Document, the perfection and maintenance of liens and security interests in favor of the Agent pursuant to this Financing Agreement or any other Loan Document, including, without limitation, any costs, fees or expenses incurred by the Agent and/or the Lenders in connection with the loss of or damage to Collateral by fire or other casualty, the cost of record searches, all costs and expenses incurred by the Lenders or the Agent in opening bank accounts, depositing checks, receiving and transferring funds, and any charges imposed on the Lenders or the Agent due to "insufficient funds" of deposited checks and the Lenders' or the Agent's standard fee relating thereto, any amounts paid by the Lenders or the Agent incurred by or charged to the Lenders or the Agent by the Issuing Bank under any Letter of Credit Guaranty or the Borrower's reimbursement agreement, application for letter of credit or other like document which pertains either directly or indirectly to such Letters of Credit (to the extent such expense is paid pursuant to another section of this Agreement the same expense shall not be deemed an out-of-pocket expense hereunder), all reasonable fees and expenses of Kaye, Scholer, Fierman, Hays & Handler, LLP, special counsel to the Agent incurred in connection with this Financing Agreement and all of the transactions contemplated hereunder and not including the Exit Financing (unless the Borrower and the Agent agree in writing that legal work with respect to any Exit Financing shall commence), fees and taxes relative to the filing of financing statements and all such expenses, costs and fees set forth in Section 12.03 of this Financing Agreement.

               PATENT LICENSE shall mean all agreements, whether written or oral, providing for the grant by or to the Borrower of any right to manufacture, use or sell any invention covered by a Patent, including, without limitation, any thereof referred to in Schedule 10.14(e) hereto.

               PATENTS shall mean (a) all letters patent of the United States or any other country and all reissues and extensions thereof, including, without limitation, any thereof referred to in Schedule 10.14(e) hereto, and (b) all applications for letters patent of the United States and all divisions, continuations and continuations-in-part thereof or any other country, including, without limitation, any thereof referred to in Schedule 10.14(e) hereto.

               PBGC shall mean Pension Benefit Guaranty Corporation.

               PENSION PLAN shall mean any Employee Benefit Plan which is a "pension plan" within the meaning of Section 3(2) of ERISA.

               PERMITTED ENCUMBRANCES shall mean: (i) existing liens described on Schedule 10.14(a) hereto (including extensions or renewals thereof, subject to the limitations on Permitted Indebtedness) and other liens expressly permitted, or consented to, by the Agent in writing; (ii) Purchase Money Liens;
(iii) Customarily Permitted Liens; (iv) liens granted to the Agent for the benefit of the Lenders by the Borrower; (v) liens of judgment creditors provided such liens do not exceed, in the aggregate for the Borrower, at any time, $50,000; (vi) liens for taxes not yet due and payable or which are being diligently contested in good faith by the Borrower by appropriate proceedings and which liens are not pari passu or senior to the liens of the Agent; and
(vii) liens granted pursuant to the Letter of Credit Application.

               PERMITTED INDEBTEDNESS shall mean: (i) Indebtedness maturing in less than one year and incurred in the ordinary course of business for raw materials, supplies, services, taxes or labor; (ii) Indebtedness secured by Purchase Money Liens; (iii) deferred taxes and other expenses incurred in the ordinary course of business; (iv) Indebtedness existing on the date of execution of this Financing Agreement and reflected in the most recent financial statement delivered to the Lenders or in Schedule 1.01 hereto and any extension, renewal or refunding thereof but not any increase in the outstanding principal amount of such Indebtedness or the interest rate applicable to such Indebtedness; and (v) Indebtedness arising under the Letters of Credit and this Financing Agreement.

               PERSON shall mean and include an individual, a corporation, an association, a partnership, a trust estate, a government or any department or agency thereof.

               PREMISES shall mean the premises described in Schedule 1.02 hereto, including all of the easements, rights, privileges and appurtenances (including air rights) thereunto belonging or in any way appertaining, and all of the estate, right, title, interest, claim or demand whatsoever of the Borrower therein and in the streets and ways adjacent thereto, either at law or in equity, in possession or expectancy, now or hereafter acquired, and as used herein and in the Mortgages shall, unless the context otherwise requires, be deemed to include the Improvements on such premises.

               PRIORITY PROFESSIONAL EXPENSE CAP shall mean that amount set forth in clause (ii) of the clause "first" of the definition of the term "Agreed Administrative Expense Claim Priorities".

               PRIORITY PROFESSIONAL EXPENSES shall mean those fees and expenses entitled to a priority as set forth in clause (ii) of the clause "first" of the definition of the term "Agreed Administrative Expense Claim Priorities".

               PROCEEDS shall mean "proceeds", as such term is defined in
Section 9-306(1) of the UCC and, to the extent not included in such definition, shall include, without limitation, (a) any and all proceeds of any insurance (except Excess Key Man Life Insurance Proceeds), indemnity, warranty, guaranty or letter of credit payable to the Borrower from time to time with respect to any of the Collateral, (b) all payments (in any form whatsoever) paid or payable to the Borrower from time to time in connection with any taking of all or any part of the Collateral by any governmental authority or any Person acting under color of governmental authority, (c) all judgments in favor of the Borrower in respect of the Collateral and (d) all other amounts from time to time paid or payable or received or receivable under or in connection with any of the Collateral.

               PROFESSIONAL EXPENSES shall mean those fees and expenses set forth in clause (ii) of the clause "First" of the definition of "Agreed Administrative Expense Claim Priorities".

               PROJECTED EBITDA shall mean EBITDA on a semi-annual basis for the period December 1, 1996 through November 30, 1997.

               PROPERTY shall have the meaning set forth in Section 10.14(b) hereof.

               PURCHASE MONEY LIENS shall mean liens on any item of Equipment existing on the date hereof or acquired after the date of this Financing Agreement; provided that (i) each such lien shall attach only to the property to be acquired, (ii) a description of the property so acquired is furnished to the Lenders and (iii) the debt incurred in connection with such acquisitions after the date hereof shall not exceed $100,000 in the aggregate in any fiscal year.

               RCRA shall have the meaning set forth in Section 10.19(a) hereof.

               REAL ESTATE shall mean all estate, right, title and interest of the Borrower in, to and under any and all of the following described property, whether now held or hereafter acquired: (i) the Premises; (ii) all of the Borrower's interests, if any, in and to all rents, royalties, issues,

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

profits,revenue, income and other benefits of the Real Estate (the "Rents") and all leases of the Real Estate or portions thereof now or hereafter entered into and all right, title and interest of the Borrower thereunder, including, without limitation, cash or securities deposited thereunder to secure performance by the lessees of their obligations thereunder, whether such cash or securities are to be held until the expiration of the terms of such leases or applied to one or more of the installments of rent coming due immediately prior to the expiration of such terms, including any guaranties of such leases; and (iii) all of the Borrower's interests, if any, in and to all proceeds of the conversion, voluntary or involuntary, of any of the foregoing into cash or liquidated claims, including, without limitation, proceeds of insurance and condemnation awards, and all rights of the Borrower to refunds of real estate taxes and assessments.

               REIMBURSEMENT OBLIGATION shall have the meaning set forth in
Section 5.01(a)(ii) hereof.

               REORGANIZATION shall mean with respect to any Multiemployer Plan, the condition that such plan is in reorganization within the meaning of such term as used in Section 4241 of ERISA.

               REPORTABLE EVENT shall mean an event described in Section 4043(b) of ERISA or in the regulations thereunder.

               REVOLVING LINE OF CREDIT shall mean the Revolving Loan Amounts not to exceed the Maximum Revolving Loan.

               REVOLVING LINE OF CREDIT TERMINATION DATE shall mean the earlier of (a) the Initial Termination Date as of which the Revolving Line of Credit shall terminate pursuant to Section 14.01 hereof, and (b) such other date a the Revolving Line of Credit shall terminate hereunder.

               REVOLVING LOAN AMOUNT shall mean, as to any Lender, the maximum amount of the Revolving Loans to the Borrower pursuant to Section 2 hereof, in an aggregate amount not to exceed the amount set forth under such Lender's name in Schedule 1(a) under the caption "Revolving Loan Amount" or in Schedule 1 to the Assignment and Transfer Agreement by which such Lender acquired its Revolving Loan Amount, collectively, as to all Lenders, the "Revolving Loan Amounts."

               REVOLVING LOAN PERCENTAGE shall mean as to any Lender at any time, the percentage of the aggregate Revolving Loan Amounts attributable to such Lender.

               REVOLVING LOAN PROMISSORY NOTES shall mean collectively, the Notes, in the form of Exhibit A attached hereto, delivered by the Borrower to the Lenders to evidence the

Revolving Loans pursuant to, and repayable in accordance with, the provisions of this Financing Agreement.

               REVOLVING LOANS shall mean the loans made (or at such time as they are deemed made hereunder, in the case of Letters of Credit) from time to time, to or for the account of the Borrower by the Lenders pursuant to Section 2 and Section 5 of this Financing Agreement.

               SARA shall have the meaning set forth in Section 10.19(a) hereof.

               SECURITY AGREEMENT - TRADEMARKS AND PATENTS shall mean each of the Security Agreement and Mortgages - Trademarks and Patents made by the Borrower and the Guarantors in favor of the Agent in the form of Exhibit G attached hereto as the same may be from time to time amended or modified.

               SETTLEMENT DATE shall mean the periodic date, as reasonably determined by the Agent, on which the Agent shall determine and settle the amounts owed to the Agent and each Lender such that, after giving effect to such settlement, the Agent shall be fully reimbursed by the Lenders for (i) all amounts advanced to the Borrower by the Agent on behalf of the Lenders in respect of the Loans and (ii) all other amounts owing to the Agent hereunder, and the Agent will make such distributions to the Lenders that will result in each Lender having outstanding Revolving Loans to the Borrower in an amount equal to its Revolving Loan Percentage of the aggregate outstanding principal amount of all Revolving Loans.

               SPILL ACT shall have the meaning set forth in Section 10.19(a) hereof.

               STONEHENGE shall mean Stonehenge Financial Corp.

               SUBSIDIARY shall mean, as to any Person, a corporation of which shares of stock having ordinary voting power (other than stock having such power only by reason of the happening of a contingency) to elect a majority of the board of directors or other managers of such corporation are at the time owned, or the management of which is otherwise controlled, directly, or indirectly through one or more intermediaries, or both, by such Person (all such Persons, the "Subsidiaries").

               SUBSIDIARY SECURITY AGREEMENT shall mean the Security Agreement made by the Guarantors in favor of the Agent in the form of Exhibit I attached hereto as the same may be from time to time amended or modified.

               TRADEMARK LICENSE shall mean any agreement, written or oral, providing for the grant by or to the Borrower of any right to use any Trademark, including, without limitation, any thereof referred to in
Schedule 10.14(e) hereto.

               TRADEMARKS shall mean (a) all trademarks, trade names, corporate names, company names, business names, fictitious business names, trade styles, service marks, logos and other sources of business identifiers, and the goodwill associated therewith, now existing or hereafter adopted or acquired, all registrations and recordings thereof, and all applications in connection therewith, whether in the United States Patent and Trademark Office or in any similar office or agency of the United States, any state thereof or any other country or any political subdivision thereof, or otherwise, including, without limitation, any thereof referred to in Schedule 10.14(e) hereto, and (b) all renewals thereof.

               TRANSFEREE shall have the meaning set forth in Section 13.04 of this Financing Agreement.

               UCC shall mean the Uniform Commercial Code as in effect from time to time in the State of New York; provided that if by reason of mandatory provisions of law, the perfection or the effect of perfection or non-perfection of the security interest in any Collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than New York, "UCC" means the Uniform Commercial Code as in effect in such other jurisdiction for purposes of the provisions hereof relating to such perfection or effect of perfection or non-perfection.

               UNUSED LINE FEE shall mean a fee payable monthly in arrears in the amount of one quarter of one percent (1/4 of 1%) per annum multiplied by the difference from time to time of the average daily outstanding principal amount of the Revolving Loans for the immediately preceding 30-day period and $10,000,000.

SECTION 2. REVOLVING LOANS.

               2.1. GENERAL. The Lenders agree, subject to the Final (CIT/CS) Bankruptcy Court Order and to the terms and conditions of this Financing Agreement, on or after the Final BCO Date, and within (x) the Availability and
(y) the Maximum Revolving Loan, to make loans, severally, on a pro rata percentage basis among the Lenders as set forth on Schedule 1(a) hereto, to the Borrower on a revolving basis (i.e., subject to the limitations set forth herein, the Borrower may borrow, repay and re-borrow Revolving Loans), but in no event may the aggregate Revolving Loans by a Lender exceed the Revolving Loan Amount of such Lender. All Revolving Loans made by each Lender to the Borrower under this Financing Agreement shall be evidenced by, and repaid with interest in accordance with, a single Revolving Loan Promissory Note, in the principal amount equal to the lesser of (a) such Lender's initial Revolving Loan Amount to the Borrower and (b) the aggregate unpaid principal amount of all Revolving Loans made by such Lender to the Borrower payable to the order of such Lender for the account of its Applicable Lending Office and maturing as to principal on the Revolving Line of Credit Termination Date. Each Lender is hereby authorized by the Borrower to endorse on the schedule attached to the Revolving Loan Promissory Note held by it the amount of each Revolving Loan and payment of principal amount received by such Lender for the account of its Applicable Lending Office on account of the Revolving Loans made to the Borrower by such Lender, and whether a specific Revolving Line of Credit Termination Date has been established pursuant to action of the Borrower or the Agent taken under
Section 14.01 hereof, and, if so, the specific date so established, which endorsement shall, in the absence of manifest error, be conclusive as to the outstanding balance of the Revolving Loans made by such Lender to the Borrower and the accuracy of the other information so recorded; provided, however, that the failure to make such notation with respect to any Revolving Loan or payment or other information shall not limit or otherwise affect the obligations of the Borrower under this Financing Agreement or the Revolving Loan Promissory Note so held by such Lender. Each Lender agrees that prior to any assignment of the Revolving Loan Promissory Note it will endorse the schedule attached to its Revolving Loan Promissory Note to reflect the current amount of outstanding Revolving Loans.

               2.2. NOTICE OF MANNER OF BORROWING. If required by the Agent, a written or telegraphic or facsimile notice (effective upon receipt) (the "Borrowing Notice") of any Revolving Loan must be received by the Agent at its Head Office with a copy to each Lender not later than 12:00 P.M. (New York time) on the date of such Revolving Loan. Each Borrowing Notice must specify the date and the amount of such Revolving Loan.

               2.3. LENDERS' OBLIGATIONS UNDER THE REVOLVING LINE OF CREDIT. Each Lender is solely responsible for the portion of the Revolving Line of Credit comprising its Revolving Loan Amount and neither the Agent nor any Lender shall be responsible for, nor assume any obligations for, the failure of any Lender to make available its portion of the Revolving Line of Credit. Should any Lender refuse to make available its portion of the Revolving Line of Credit, then each of the other Lenders may, but without obligation to do so, increase, unilaterally, its portion of the Revolving Line of Credit in which event the Borrower shall be so obligated to such other Lender for any Revolving Loan made by such other Lender pursuant to such increase. The parties hereto agree that, on the Closing Date, CIT/CS, as sole Lender on such date, shall have the obligation to make available the full portion of the Revolving Line of Credit being drawn down by the Borrower on such date in accordance with the terms and conditions set forth herein.

               2.4. FUNDING OF LOANS. (a) The Agent, for the account of the Lenders, shall disburse all Revolving Loans to the

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

Borrower and shall handle all collections with respect to Collateral and the repayment of the Obligations. It is understood that for purposes of the Loans to the Borrower and for purposes of this Section 2 and prior to settlement among the Lenders on any Settlement Date, the Agent is using the funds of CIT/CS.

               (b) Unless the Agent shall have been notified in writing by any Lender prior to any advance to the Borrower that such Lender will not make the amount which would constitute its share of the borrowing on such date available to the Agent, the Agent may assume that such Lender shall make such amount available to the Agent on a Settlement Date, and the Agent may, in reliance upon such assumption, make available to the Borrower for the benefit of the Borrower a corresponding amount. Absent such notice each Lender's obligation to make such share available on such date shall be absolute and unconditional, and such Lender shall reimburse the Agent upon demand such Lender's ratable portion of such borrowing made available by the Agent. A certificate of the Agent submitted to any Lender with respect to any amount owing under this subsection shall be conclusive, absent manifest error. If such Lender's share of such borrowing is not in fact made available to the Agent by such Lender on the Settlement Date, the Agent shall be entitled to charge to the Borrower's account the amount advanced by the Agent on account of such Lender's share with interest thereon at the rate per annum applicable to Revolving Loans hereunder, payable within fifteen (15) days of demand by the Borrower and such charge to Borrower's account and payment demand with respect thereto shall be without prejudice to any rights which the Agent or the Borrower may have against such Lender hereunder. Nothing contained in this subsection shall relieve any Lender which has failed to make available its ratable portion of any borrowing hereunder from its obligation to do so in accordance with the terms hereof. Nothing contained herein shall be deemed to obligate the Agent to make available to the Borrower the full amount of a requested advance when the Agent has not received any Lender's pro rata share of such Revolving Loan or if the Agent otherwise has any notice that any of the Lenders will not advance its ratable portion thereof.

               2.5. MANDATORY PAYMENTS. If the Borrower's Availability is less than zero as a result of the Agent's change in eligibility criteria or the Availability Reserve hereunder, the Agent shall provide the Borrower with written notice thereof. If Borrower has not restored Availability to a number not less than zero within four (4) Business Days after such notice, the Borrower shall immediately make a mandatory prepayment on its Revolving Loans in an amount necessary to restore Availability to a number not less than zero and shall not have the benefit of any grace periods set forth in Section 12.01 hereof. If the Borrower's Availability is less than zero for any other reason, upon demand by the Agent the Borrower shall make a mandatory prepayment on its Revolving Loans in an amount necessary to restore Availability of the Borrower to zero.

               2.6. REPAYMENT UPON TERMINATION. In the event this Financing Agreement or the Revolving Line of Credit is terminated by either the Lenders or the Borrower for any reason whatsoever in accordance with the terms hereof, the Revolving Loans (subject, in the case of Letters of Credit, to ss. 5.01(a)(i) hereof) shall become due and payable on the effective date of such termination.

               2.7. INCREASED COSTS. In the event that, with respect to any Lender, (i) any change occurs after the date of this Financing Agreement in any law, regulation or treaty; or (ii) there is enacted, adopted or made after such date any law, regulation or treaty or any interpretation, directive or request applying to a class of lenders including such Lender of or under any law or regulation (whether or not having the force of law) by any court or governmental or monetary authority or agency charged with the interpretation thereof, and any such change, enactment, adoption or making, or compliance by the Lender (or any corporation directly or indirectly owning or controlling such entity) therewith:

               (a) does or shall subject any Lender to any tax of any kind whatsoever with respect to any Loans or its obligations under this Financing Agreement to make Loans, or changes the basis of taxation of payments to any Lender of principal, interest or any other amount payable hereunder in respect of its Loans (except for imposition of, or change in the rate of, tax on the overall net income of such Lender, other than a tax imposed solely or primarily on United States branches or subsidiaries of foreign corporations); or

               (b) does or shall impose, modify or make applicable any reserve, special deposit, compulsory loan, assessment, increased cost or similar requirement against assets held by, or deposits of, or advances or loans by, or other credit extended by, or any other acquisitions of funds by, any office of such Lender in respect of its Loans which is not otherwise included in the determination of the applicable rate or rates of interest hereunder;

and the result of any of the foregoing is to increase the cost to such Lender of making, renewing or maintaining its Loans hereunder, or to reduce any amount receivable hereunder in respect of its Loans, then, in any such case, the Borrower shall, on a pro rata basis, promptly pay such Lender, upon its written demand, any additional amounts necessary to compensate such Lender for such additional cost or reduction in such amount receivable which such Lender deems to be material as determined by such Lender. No failure by any Lender to demand compensation for any increased cost shall constitute a waiver of such Lender's right to demand such compensation at any time, provided that such Lender shall endeavor to notify the Borrower of any such increased cost within thirty (30) days after such increased cost is incurred, provided that failure by such Lender to so notify the Borrower shall not affect the ability of such Lender to demand such compensation at any time prior to the Revolving Line of Credit Termination Date. A statement setting forth in reasonable detail the calculations of any additional amounts payable pursuant to the foregoing sentence, submitted by a Lender to the Borrower, shall be conclusive absent manifest error.

               2.8. CAPITAL ADEQUACY. If either (i) the effectiveness of, or any change or phasing in of any law or regulation or in the interpretation thereof by any United States or foreign governmental authority charged with the administration thereof, (ii) compliance with any directive, guideline, decision or request from any central bank or United States or foreign governmental authority (whether or not having the force of law) promulgated or made after the Closing Date, or (iii) compliance with the Risk-Based Capital Guidelines of the Federal Reserve System as set forth in 12 C.F.R., Parts 208 and 225, or of the Comptroller of the Currency, Department of Treasury, as set forth in 12 C.F.R.,
Part 3 or similar legislation, rules, guidelines, directives or regulations issued by any United States or foreign governmental authority affects or would affect the amount of capital required or expected to be maintained by a Lender (or any Applicable Lending Office of such Lender), and such Lender shall have determined that such introduction, change or compliance has or would have the effect of reducing the rate of return on such Lender's capital or the asset value to such Lender of any Revolving Loan made by such Lender as a consequence, directly or indirectly, of its obligations to make and maintain the funding of Revolving Loans hereunder to a level below that which such Lender could have achieved but for such introduction, change or compliance (after taking into account such Lender's policies regarding capital adequacy) by an amount reasonably deemed by such Lender to be material, then, upon demand by such Lender, the Borrower shall, within fifteen (15) days after demand, pay to such Lender such additional amount or amounts as shall be sufficient to compensate such Lender for such reduction in the rate of return. With respect to an event to which the provisions of both Section 2.07 and this Section 2.08 may apply, such payments shall be required only to the extent that they are not duplicative of payments previously made pursuant to Section 2.07 hereof in respect of such event. A certificate as to the required payments submitted to the Borrower and the Agent setting forth in reasonable detail the basis for the determination shall be presumed correct absent manifest error.

SECTION 3. SHARING OF PAYMENTS; APPLICATIONS.

               3.1. SHARING OF PAYMENTS, ETC. If any Lender shall obtain any payment (whether voluntary, involuntary, through the exercise of any right of set-off, or otherwise) on account of any obligation of the Borrower or Guarantor hereunder or under any other Loan Document in excess of its ratable share of payments on account of similar obligations obtained by all the Lenders, such Lender shall forthwith purchase from the other Lenders such participations in such similar obligations held by them as shall be necessary to cause such purchasing Lender to share the excess payment ratably with each of them; provided, however, that if all or any portion of such excess payment is thereafter recovered from such purchasing Lender, such purchase from each Lender shall be rescinded and such Lender shall repay to the purchasing Lender the purchase price to the extent of such recovery together with an amount equal to such Lender's ratable share (according to the proportion of (i) the amount of such Lender's required repayment to (ii) the total amount so recovered from the purchasing Lender) of any interest or other amount paid by the purchasing Lender in respect of the total amount so recovered. The Borrower agrees that any Lender so purchasing a participation from another Lender pursuant to this Section 3.01 may, to the fullest extent permitted by law, exercise all its rights (including the Lender's right of set-off) with respect to such participation as fully as if such Lender were the direct creditor of the Borrower in the amount of such participation.

               3.2. APPORTIONMENT OF PAYMENTS. After the occurrence and during the continuance of an Event of Default, the Agent may apply all payments in respect of any Obligations and all proceeds of the Collateral, subject to the provisions of this Agreement (i) first, to pay the Obligations in respect of any fees, expense reimbursements or indemnities then due to the Agent; (ii) second, to pay the Obligations in respect of any fees and indemnities then due to the Lenders; (iii) third, ratably to pay interest due in respect of the Loans; (iv) fourth, ratably to pay or prepay principal of the Loans (or, to the extent obligations under the Letters of Credit are contingent, to prepay or provide cash collateral in respect of such Obligations); (v) fifth, to the ratable payment of all other Obligations then due and payable and (vi) sixth, any balance remaining shall be returned to the Borrower. To the extent the Agent or any Lender is entitled by the terms of this Financing Agreement to apply payments in respect of any Obligations or proceeds of Collateral prior to an Event of Default, the Agent or such Lender shall remit any balance remaining after all of the Obligations are paid in full to the Borrower or Guarantor as the case may be.

SECTION 4. INTEREST, FEES AND EXPENSES AND PAYMENTS.

               4.1. INTEREST ON THE REVOLVING LOANS. Interest on the Revolving Loans (including with respect to Letters of Credit at such time as Revolving Loans are deemed made hereunder) shall be payable monthly, in arrears, on the last Business Day of each month commencing September 30, 1996 and shall be an amount equal to the Chase Bank Rate plus one percent (1%) per annum, for the Revolving Loans (but in no event in excess of the maximum amount of interest permitted by law), computed on the average of the net balances owing by the Borrower to the Lenders in the Borrower's accounts at the close of each day during such month. In the event of any change in said Chase Bank Rate, the rate applicable to the Revolving Loans shall change, as of the first day of the month following any change, so as to remain one percent (1%) above the then current Chase Bank Rate. Interest on the Revolving Loans shall be calculated based on a 360-day year. The Agent shall be entitled to charge the Borrower's Loan Account for interest on the Revolving Loan at the rates provided for in this Financing Agreement when due until all Obligations of the Borrower have been paid in full.

               4.2. DEFAULT INTEREST. As set forth in Section 12.02 hereof, when the Borrower is obligated to pay the Default Rate of Interest, the Loans, and to the extent permitted by law, interest which is not paid when due, shall be paid at a fluctuating rate per annum equal at all times to the Default Rate of Interest. Such Default Rate of Interest shall be payable on demand.

               4.3. FIELD EXAMINATION FEE. The Borrower shall pay to the Agent $500.00 per day per examiner for the cost of any field examination reasonably requested by the Agent, plus any reasonable out-of-pocket expenses; provided, however, that such examinations shall not, so long as no Event of Default shall have occurred and be continuing, be conducted more often than once each fiscal quarter.

               4.4. [INTENTIONALLY LEFT BLANK].

               4.5. OUT-OF-POCKET EXPENSES. The Borrower shall reimburse or pay the Agent and the Lenders, as the case may be, for all reasonable Out-of-Pocket Expenses of the Agent and the Lenders.

               4.6. FACILITY ARRANGEMENT AND UNUSED LINE FEES. The Borrower shall pay to the Lenders on the Closing Date the Facility Arrangement Fee and the Unused Line Fee.

               4.7. LETTER OF CREDIT ISSUANCE AND LOCK BOX FEES. The Borrower shall pay to the Agent for the account of the Lenders the Letter of Credit Issuance Fee which shall be .25% for the issuance of each Letter of Credit and
 .25% on the average daily balance of outstanding documentary letters of credit payable monthly plus all customary bank charges as set forth in a schedule from time to time submitted to the Borrower by the Agent, the Letter of Credit Standby Fee and all fees pursuant to the lock box agreement.

               4.8. MANDATORY PREPAYMENTS. The Borrower shall make mandatory prepayments of the Revolving Loans immediately upon receipt by the Borrower of Proceeds (i) without limiting any prohibitions related thereto, from the sale of assets of the Borrower subject to the rights of any holder of a Permitted Encumbrance hereunder senior to the liens granted hereunder or (ii) resulting from a casualty covered by insurance. All prepayments of any portion of Loans shall include payment of any interest thereon accrued but unpaid.

               4.9. STATEMENTS. After the end of each month, the Agent shall promptly send to the Borrower a statement showing the accounting for the charges, loans, advances and other transactions occurring between the Lenders and the Borrower during that month. The monthly statements shall be deemed correct and binding upon the Agent, the Lenders and the Borrower and shall constitute an account stated between the Borrower, as the case may be, and the Lenders absent manifest error unless the Agent receives a written statement of the exceptions within thirty (30) days of the date of the monthly statement.

               4.10. METHOD OF PAYMENT. The Borrower shall make each payment under this Financing Agreement and under the Notes not later than 12:00 noon (New York time) on the date when due in Dollars to the Agent at the Agent's office referred to in Section 2.02 hereof in immediately available funds. The Borrower hereby authorizes the Agent to charge from time to time against any account it maintains with the Agent or with any Lender any amount so due to the Agent and/or the Lenders.

               Except to the extent provided in this Financing Agreement, whenever any payment to be made under this Financing Agreement or under the Notes shall be stated to be due on any day other than a Business Day, such payment shall be made on the next succeeding Business Day, and such extension of time shall in such case be included in the computation of the payment of interest, the Unused Line and other fees, as the case may be.

               4.11. USE OF PROCEEDS. (a) The proceeds of the initial Revolving Loans shall be used: (i) for the payment to Fleet and to Chemical Bank to pay the Borrower's outstanding indebtedness to such banks in full (except for the Fleet bond financing the outstanding principal amount with respect to which shall not exceed $100,000); (ii) to fund working capital in the ordinary course of business and for other general corporate purposes; and (iii) for payment of fees and expenses to professionals authorized under Sections 330 and 331 of the Bankruptcy Code and administrative expenses of the kind specified in Section 503(b) of the Bankruptcy Code incurred in the ordinary course of business.

               (b) The proceeds of all subsequent Loans hereunder shall be used by the Borrower for the purposes set forth in clauses (a)(ii) and (iii) of this
Section 4.11.

               The Borrower will not, directly or indirectly, use any part of such proceeds for the purpose of purchasing or carrying any margin stock within the meaning of Regulation U of the Board of Governors of the Federal Reserve System or to extend credit to any Person for the purpose of purchasing or carrying any such margin stock. Nothing herein shall limit the right of the Agent to object to any use or proposed use of proceeds of Revolving Loans; provided, however, that the Agent shall not object to any use of proceeds of loans if such use is expressly permitted under the terms of this Agreement.

SECTION 5. LETTERS OF CREDIT.

               5.1. LETTERS OF CREDIT GUARANTY.

               (a) General. In order to assist the Borrower in establishing or opening letters of credit, which shall not have expiration dates that exceed one hundred and eighty (180) days (or, with the prior approval of the Agent, such longer period as may be approved by the Agent) from the date of issuance (the "Letters of Credit"), with Chase or another issuer selected by the Agent (the "L/C Issuer"), the Borrower has requested CIT/CS to join in the applications for such Letters of Credit, and/or guarantee payment or performance of such Letters of Credit through the issuance of a Letter of Credit Guaranty, thereby lending CIT/CS's credit to the Borrower. These arrangements shall be handled by CIT/CS subject to Sections 6 or 7 below, as the case may be (upon the opening of each such Letter of Credit) and to the terms and conditions set forth below. CIT/CS shall not be required to be the issuer of any Letter of Credit. The Borrower will be the account party for any application for a Letter of Credit, which shall be in a form acceptable to the L/C Issuer and CIT/CS and shall be duly completed in a manner acceptable to CIT/CS, together with such other certificates, documents and other papers and information as the L/C Issuer or CIT/CS may request (the "Letter of Credit Application"). Any collateral security interest granted pursuant to the Letter of Credit Application is a Permitted Encumbrance hereunder. In the event of any inconsistency between the Letter of Credit Application and this Financing Agreement, this Financing Agreement shall govern.

                   (i) The aggregate amount of all outstanding Letters of Credit and the unreimbursed portion of drawn Letters of Credit shall not exceed, in the aggregate, at any one time, the Maximum Letter of Credit Amount. In addition, changes or modifications of the Letters of Credit by the Borrower and/or the L/C Issuer of the terms and conditions thereof shall in all respects be subject to the prior approval of CIT/CS which shall not be unreasonably withheld, provided, however, that (a) the expiry date of all Letters of Credit shall be no later than one (1) day prior to the Initial Termination Date or, if notice is given pursuant to Section 14.01 hereof, such earlier Revolving Line of Credit Termination Date unless, in the case of Letters of Credit, on or prior to three (3) Business Days prior to the Revolving Line of Credit Termination Date either such Letters of Credit shall be cash collateralized in an amount equal to 105% of the face amount of such Letters of Credit (provided that such cash shall be returned to the Borrower upon the expiration of such Letter of Credit if such Letter of Credit has expired without a draw being made thereon (there being no dispute between the L/C Issuer and the beneficiary with respect to payment on such Letter of Credit) or upon the payment in full of all reimbursement and other obligations in connection therewith) or the Borrower shall provide the Lenders with an indemnification, in form and substance reasonably satisfactory to the Agent, from a commercial bank or other financial institution acceptable to the Agent for any Letter of Credit obligations with respect to such Letters of Credit and (b) the Letters of Credit and all documentation in connection therewith shall be in form and substance satisfactory to CIT/CS and L/C Issuer.

                   (ii) The Agent shall have the right, without notice to the Borrower, to charge the Loan Account with the amount of any and all indebtedness, liability or obligation of any kind (including indemnification for breakage costs, capital adequacy and reserve requirement charges) incurred by CIT/CS under the Letter of Credit Guaranty (the "Reimbursement Obligation") at the earlier of (A) payment by CIT/CS under the Letter of Credit Guaranty, or (B) the occurrence of an Event of Default. Any amount charged to the Loan Account shall be deemed a Revolving Loan hereunder made by the Lenders to the Borrower, funded by the Agent on behalf of the Lenders. Any charges, fees, commissions, costs and expenses charged to CIT/CS for the Borrower's account by the L/C Issuer in connection with or arising out of Letters of Credit issued pursuant to this Financing Agreement or out of transactions relating thereto will be charged to the Loan Account in full when charged to or paid by CIT/CS and when charged shall be conclusive on the Borrower, provided, however, that the Borrower shall not be required to pay any such charge, fee or commission, cost or expense of the L/C Issuer if such amounts are duplicative of amounts charged by the Agent and paid by the Borrower hereunder. Each of the Lenders and the Borrower agree that the Agent shall have the right to make such charges regardless of whether any Event of Default or Default shall have occurred and be continuing.

                   (iii) The Borrower unconditionally indemnifies the Agent, CIT/CS and each Lender and holds the Agent, CIT/CS and each Lender harmless from any and all loss, claim or liability incurred by the Agent, CIT/CS or any Lender arising from any transactions or occurrences relating to Letters of Credit established or opened for the Borrower's account, the Collateral relating thereto, and all Obligations thereunder, including any such loss or claim due to any action taken by the L/C Issuer, other than for any such loss, claim or liability arising out of the gross negligence or willful misconduct of the Agent, CIT/CS or any Lender as determined by a final judgment of a court of competent jurisdiction. The Borrower further agrees to jointly and severally hold the Agent, CIT/CS and each Lender (other than the L/C Issuer, to the extent the L/C Issuer is a Lender hereunder) harmless from any errors or omission, negligence or misconduct by the L/C Issuer. The Borrower's unconditional obligations to the Agent, CIT/CS and each Lender hereunder shall not be modified or diminished for any reason or in any manner whatsoever, other than as a result of the Agent's, CIT/CS's or such Lender's gross negligence or willful misconduct as determined by a final judgment of a court of competent jurisdiction.

                   (iv) None of the Agent, CIT/CS, the Lenders or the L/C Issuer shall be responsible for the existence, character, quality, quantity, condition, packing, value or delivery of the goods purporting to be represented by any documents; any difference or variation in the character, quality, quantity, condition, packing, value or delivery of the goods from that expressed in the documents; the validity, sufficiency or genuineness of any documents or of any endorsements thereof even if such documents should in fact prove to be in any or all respects invalid, insufficient, fraudulent or forged; the time, place, manner or order in which shipment is made; partial or incomplete shipments, or failure or omission to ship any or all of the goods referred to in the Letters of Credit or documents; any deviation from instructions; delay, default, or fraud by the shipper and/or anyone else in connection with the Collateral or the shipping thereof; or any breach of contract between the shipper or vendors and the Borrower. Furthermore, without being limited by the foregoing, none of the Agent, CIT/CS or the Lenders shall be responsible for any act or omission with respect to or in connection with any goods covered by Letters of Credit.

                   (v) The Borrower agrees that any action taken by the Agent, CIT/CS or any Lender, if taken in good faith, or any action taken by the L/C Issuer, under or in connection with the Letters of Credit, the Letter of Credit Guaranty, or the Collateral, shall be binding on the Borrower (with respect to the L/C Issuer, the Agent, CIT/CS and the Lenders) and shall not put the Agent, CIT/CS or the Lenders in any resulting liability to the Borrower. In furtherance thereof, CIT/CS shall have the full right and authority to clear and resolve any questions of non-compliance of documents; to give any instructions as to acceptance or rejection of any documents or goods; to execute any and all steamship or airways guaranties (and applications therefor), indemnities or delivery orders; to grant any extensions of the maturity of, time of payment for, or time of presentation of, any drafts or documents; and to agree to any amendments, renewals, extensions, modifications, changes or cancellations of any of the terms or conditions of any of the applications, Letters of Credit or drafts; all in CIT/CS's sole name, and the L/C Issuer shall be entitled to comply with and honor any and all such documents or instruments executed by or received solely from CIT/CS, all without any notice to or any consent from the Borrower. CIT/CS shall use reasonable efforts to consult with the Borrower before taking any action pursuant to this Section 5.01(a)(v).

                   (vi) Without CIT/CS's express consent, which consent shall not be unreasonably withheld (it being agreed that if the L/C Issuer's consent is required, and it declines to give such consent, then if CIT/CS declines to consent on that basis, it shall not be deemed unreasonable hereunder), the Borrower agrees: (x) not to execute any and all applications for steamship or airway guaranties, indemnities or delivery orders; to grant any extensions of the maturity of, time of payment for, or time of presentation of, any drafts or documents; or to agree to any amendments, renewals, extensions, modifications, changes or cancellations of any of the terms or conditions of any of the applications, Letters of Credit or drafts; and (y) after the occurrence and during the continuance of an Event of Default not to (A) clear and resolve any questions of non-compliance of documents, or (B) give any instructions as to acceptances or rejection of any documents or goods.

                   (vii) The Borrower agrees that any necessary and material import, export or other license or certificates for the import or handling of Inventory will have been promptly procured; all foreign and domestic material governmental laws and regulations in regard to the shipment and importation of Inventory or the financing thereof will have been promptly and fully complied with; and any certificates in that regard that CIT/CS may at any time reasonably request will be promptly furnished. In this connection, the Borrower warrants and represents that all shipments made under any Letters of Credit are in accordance with the laws and regulations of the countries in which the shipments originate and terminate, and are not prohibited by any such laws and regulations. As between the Borrower, on the one hand, and the Agent, CIT/CS, the Lenders and the L/C Issuer, on the other hand, the Borrower assumes all risk, liability and responsibility for, and agrees to pay and discharge, all present and future local, state, federal or foreign taxes, duties or levies. As between the Borrower, on the one hand, and the Agent, CIT/CS, the Lenders and the L/C Issuer, on the other hand, any embargo, restriction, laws, customs or regulations of any country, state, city, or other political subdivision, where such Inventory is or may be located, or wherein payments are to be made, or wherein drafts may be drawn, negotiated, accepted, or paid, shall be solely the Borrower's joint and several risk, liability and responsibility.

                   (viii) Upon any payments made to the L/C Issuer under the Letter of Credit Guaranty, CIT/CS or the Lenders, as the case may be, shall, without prejudice to its rights under this Agreement (including that such unreimbursed amounts shall constitute Loans hereunder), acquire by subrogation, any rights, remedies, duties or obligations granted or undertaken by the Borrower to the L/C Issuer in any application for Letters of Credit or any outstanding agreement relating to Letters of Credit, all of which shall be deemed to have been granted to the Agent and apply in all respects to the Agent and shall be in addition to any rights, remedies, duties or obligations contained herein.

               5.2. PARTICIPATIONS.

               (a) Purchase of Participations. Immediately upon issuance by the L/C Issuer of any Letter of Credit, each Lender shall be deemed to have irrevocably and unconditionally purchased and received from CIT/CS, without recourse or warranty, an undivided interest and participation, to the extent of such Lender's pro rata share, in all obligations of CIT/CS with respect to such Letter of Credit (including, without limitation, all reimbursement obligations of the Borrower with respect thereto pursuant to the Letter of Credit Guaranty or otherwise).

               (b) Sharing of Payments. In the event that CIT/CS makes any payment in respect of the Letter of Credit Guaranty and the Borrower shall not have repaid such amount to the Agent for the account of CIT/CS (or such L/C Issuer), the Agent shall charge the Loan Account in the amount of the Reimbursement Obligation in accordance with Section 5.01(a)(ii).

               (c) Obligations Irrevocable. The obligations of a Lender to make payments to the Agent for the account of the Agent, CIT/CS or an L/C Issuer with respect to a Letter of Credit shall be irrevocable, not subject to any qualification or exception whatsoever and shall be made in accordance with, but not subject to, the terms and conditions of this Agreement under all circumstances, including, without limitation, any of the following circumstances:

                   (i) any lack of validity or enforceability of this Financing Agreement or any of the other Loan Documents;

                   (ii) the existence of any claim, setoff, defense or other right which the Borrower may have at any time against a beneficiary named in a Letter of Credit or any transferee of any Letter of Credit (or any Person for whom any such transferee may be acting), the Agent, L/C Issuer, any Lender, or any other Person, whether in connection with this Agreement, any Letter of Credit, the transactions contemplated herein or any unrelated transactions (including any underlying transactions between the Borrower or any other party and the beneficiary named in any Letter of Credit);

                   (iii) any draft, certificate or any other document presented under the Letter of Credit proving to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect;

                   (iv) the surrender or impairment of any security for the performance or observance of any of the terms of any of the Loan Documents;

                   (v) any failure by the Agent to provide any notices required pursuant to this Agreement relating to Letters of Credit; or

                   (vi) the occurrence of any Event of Default or Default.

               5.3. ISSUING LETTERS OF CREDIT; CASH COLLATERAL.

               (a) Request for Issuance. The Borrower may from time to time, upon notice not later than 12:00 noon, New York City time, at least three (3) Business Days in advance, request CIT/CS to assist the Borrower in establishing or opening a Letter of Credit by delivering to the Agent, with a copy to the L/C Issuer, a Letter of Credit Application, together with any necessary related documents. Nothing herein shall preclude the Borrower from modifying any Letter of Credit Application within such three Business Days; however, the Borrower acknowledges hereunder that any such modification may cause a delay in the issuance of such Letter of Credit by the L/C Issuer (the Agent agreeing to use its best efforts to cause the issuance of such Letter of Credit in one (1) Business Day from the day the L/C Issuer is notified in writing of such modification but a failure to do so shall give rise to no liability hereunder).

               (b) Charges to Loan Account. The Borrower hereby authorizes the Agent to, and the Agent may, from time to time, charge the Loan Account pursuant to Section 5.01(a)(ii) of this Agreement with the amount of any Letter of Credit Issuance Fee, the Letter of Credit Standby Fee or charges due hereunder.

               (c) Existing Letters of Credit. Schedule 5.03 hereto contains a description of all letters of credit issued and outstanding on the Closing Date. Each such letter of credit, including any extension or renewal thereof (each, as amended from time to time in accordance with the terms thereof and hereof, an "Existing Letter of Credit") shall constitute a "Letter of Credit" for all purposes of this Agreement as if originally issued hereunder.

               (d) Cash Collateral. Upon demand by the Agent after the occurrence and continuance of any Event of Default, the Borrower shall deposit with the Agent with respect to each Letter of Credit then outstanding cash or equivalents, acceptable to the Agent, readily convertible into cash in an amount equal to the greatest amount for which such Letter of Credit may be drawn. Such deposits shall be held by the Agent in an interest bearing account maintained at the payment office of the Agent as security for, and to provide for the payment of, the Letters of Credit or the Letter of Credit Guaranty. If such Event of Default has been cured or if such Letter of Credit shall have expired without a draw being made thereon (there being no dispute between the L/C Issuer and the beneficiary with respect to payment on such Letter of Credit), the Agent shall return such cash collateral to the Borrower. In the event that insurance proceeds on the life of William Cohen are delivered to the Agent at a time when there are outstanding Letters of Credit and no Revolving Loans, the Borrower hereby directs the Agent to hold such proceeds as cash collateral until there are Revolving Loans (at which time such cash collateral shall be applied to reduce the Revolving Loans), or if there are no Revolving Loans until any Reimbursement Obligation is satisfied.

SECTION 6.    CONDITIONS PRECEDENT TO REVOLVING
              LOANS ON THE CLOSING DATE.

               The obligation of the Lenders to make Revolving Loans or to cause Letters of Credit to be issued pursuant to the terms hereof to the Borrower on the Closing Date is subject to the satisfaction of immediately prior to or concurrently with the making of such Loans or the causing such Letters of Credit to be opened, the following conditions precedent:

               6.1. DELIVERY OF DOCUMENTS. The Agent shall have received the Loan Documents in form and substance satisfactory to the Agent.

               6.2. CHASE AND FLEET. Chase and Fleet shall have been paid in full and released to the Agent and CIT/CS all liens on any property of the Borrower or any Subsidiary and such releases shall be in form and substance satisfactory to the Agent in its sole discretion.

               6.3. FIELD EXAMINATION AND DUE DILIGENCE. All field examinations (including a post-August 31 updated field examination having a cost of less than $5,000) and due diligence conducted by the Agent shall have been completed and the results thereof shall have been satisfactory to the Agent in all respects.

               6.4. NO VIOLATION OF LAW OR AGREEMENT. The Agent shall be satisfied that the transactions contemplated by this Financing Agreement or related thereto do not present any exposure under any laws relating to bulk sales, fraudulent conveyances or similar matters or could have a material adverse effect on any distributing, agency, supplier, license agreement or any other contractual agreement of the Borrower.

               6.5. TERMINATION OF EXISTING ARRANGEMENTS. The Borrower shall have terminated (in a manner satisfactory to the Agent) any factoring or credit insurance arrangements which the Borrower may have.

               6.6. FINANCIAL INFORMATION. The Agent shall have received in form and substance satisfactory to the Agent:

               (a) projected balance sheets, income statements and cash flow projections, with applicable assumptions, all prepared on a monthly basis for the remaining 1996 fiscal year;

               (b) projections setting forth Projected EBITDA; and

               (c) the most recent available Monthly Operating Report.

               6.7. FINAL BCO DATE. The Final BCO Date shall have occurred and the closing conditions set forth in this Section 6 have been satisfied on or before October 1, 1996.

               6.8. LICENSING AND UNION AGREEMENTS. The Agent shall have received information as to the status of the Borrower's existing licensing agreements and union agreements and such information shall be reasonably satisfactory to the Agent in all material respects.

               6.9. [INTENTIONALLY LEFT BLANK].

               6.10. MATERIAL ADVERSE CHANGE. There has not occurred or become known to the Agent any material adverse change with respect to the condition, financial or otherwise, operations, assets or prospects of the Borrower since March 19, 1996 except for the filing of the Chapter 11 petition and changes attendant thereto.

               6.11. CHAPTER 11 CASES. The Agent shall have been provided with all relevant information with respect to the status of the Chapter 11 Cases and such information shall be in form and substance satisfactory to the Agent.

               6.12. CORPORATE ORGANIZATION. The Agent shall have received (a) a copy of the Certificate of Incorporation of the Borrower and each Subsidiary certified by the Secretary of State of the state of its incorporation, (b) a certificate as to the good standing of the Borrower and each Subsidiary certified by such Secretary of State, and (c) a copy of the By-Laws (as amended through the Closing Date) of the Borrower and each

Subsidiary and certified by the Secretary or Assistant Secretary of the Borrower and each Subsidiary. The Borrower is duly incorporated and in good standing under the laws of the State of Delaware and is qualified to do business in all of the states in which such qualification is necessary to conduct business or own property.

               6.13. PROCEEDINGS. On or prior to the Closing Date, all corporate and other proceedings taken or to be taken in connection with the transactions contemplated hereby and all documents incident thereto shall be satisfactory in form and substance to the Agent, and the Agent shall have received all such counterpart originals or certified or other copies of such documents as it may reasonably request.

               6.14. BOARD RESOLUTIONS. The Agent shall have received a copy of the resolutions of the Board of Directors of each Guarantor with respect to each Guaranty and the Borrower authorizing the execution, delivery and performance of
(a) the Loan Documents, and (b) any related agreements, in each case certified by the Secretary or Assistant Secretary of the Borrower or of the Guarantor, as the case may be, as of the Closing Date, together with a certificate of the Secretary or Assistant Secretary of the Borrower or of the Guarantor, as the case may be, as to the incumbency and signature of the officers of the Borrower or of the Guarantor, as the case may be, executing the Loan Documents on behalf of the Borrower or the Guaranty on behalf of the Guarantor and any certificate or other documents to be delivered by the Borrower or any Guarantor, as the case may be pursuant hereto, together with evidence of the incumbency of such Secretary or Assistant Secretary.

               6.15. [INTENTIONALLY LEFT BLANK].

               6.16. LEGAL RESTRAINTS/LITIGATION. There shall be no (x) litigation, investigation or proceeding (judicial or administrative) pending or, to the knowledge of the Borrower, threatened against the Borrower, or its assets, by any governmental authority arising out of the transactions contemplated by the Loan Documents (including the proposed use of proceeds), (y) injunction, writ or restraining order restraining or prohibiting the transactions contemplated by the financing arrangements contemplated under the Loan Documents or (z) suit, action, investigation or proceeding (judicial or administrative) pending or, to the best knowledge of the Borrower threatened against the Borrower, or its assets, which, in the opinion of the Agent (after full disclosure to the Agent of the existence of any such suit, action, investigation or proceeding), if adversely determined could have a Material Adverse Effect.

               6.17. LOCK BOX ACCOUNT. The lock box account shall have been established with agreements in form and substance satisfactory to the Agent and the Lenders.

               6.18. DISBURSEMENT AUTHORIZATION. The Borrower shall have delivered to the Agent all information necessary for the Agent to issue wire transfer instructions on behalf of the Borrower for the initial and subsequent Loans to be made under this Financing Agreement, including, but not limited to, disbursement authorizations in form acceptable to the Agent.

               6.19. FEES AND EXPENSES. On the Closing Date, the Borrower shall have reimbursed CIT/CS for all fees and Out-of-Pocket Expenses for which a written request for payment (the delivery of a narrative billing statement containing detail of the work performed or charges incurred shall constitute such written request) shall have been made at or prior to the Closing Date and shall have paid the Facility Arrangement Fee.

               6.20. INSURANCE. The Borrower shall have delivered to the Agent a certificate from each of its insurance carriers in form satisfactory to the Agent evidencing that the coverage required by Section 11.02 hereof and the endorsements thereof listing the Agent, for the benefit of the Lenders, as loss payee or mortgagee, as the case may be, are in full force and effect, all as set forth in Section 11.02 of this Financing Agreement.

               6.21. [INTENTIONALLY LEFT BLANK].

               6.22. [INTENTIONALLY LEFT BLANK].

               6.23. [INTENTIONALLY LEFT BLANK].

               6.24. [INTENTIONALLY LEFT BLANK].

               6.25. UCC FILINGS. Any documents (including, without limitation, financing statements) required to be filed in order to create, in favor of the Agent for the benefit of the Lenders, a first priority perfected security interest in the Collateral with respect to which a security interest may be perfected by a filing under the UCC shall have been properly filed in each office in each jurisdiction required in order to create in favor of the Agent for the benefit of the Lenders, a perfected lien on the Collateral and all recording or "intangibles" taxes shall have been paid. The Agent shall have received acknowledgment copies of all such filings (or, in lieu thereof, the Agent shall have received other evidence satisfactory to the Agent that all such filings have been made); and the Agent shall have received evidence that all necessary filing fees and all taxes or other expenses related to such filings have been paid in full.

               6.26. SECURITY AGREEMENT - PATENTS AND TRADEMARKS. The Security Agreement - Patents and Trademarks, substantially in the form of Exhibit G hereto, shall have been duly executed by each of the Borrower and the Guarantors and the Agent, and delivered to the Agent.

               6.27. EXAMINATION AND VERIFICATION. The Agent shall have completed to its satisfaction an updated examination and verification of the Accounts, Inventory, Equipment, other assets, books and records of the Borrower.

               6.28. OFFICER'S CERTIFICATE. The Agent shall have received an executed officer's certificate of the Borrower signed in the name of the Borrower by one of its Executive Officers, satisfactory in form and substance to the Agent certifying that: (i) the representations and warranties contained herein are true and correct in all material respects on and as of the Closing Date; (ii) the Borrower is in compliance with all of the terms and provisions set forth herein; and (iii) no Default or Event of Default has occurred.

               6.29. USE OF PROCEEDS. The Borrower shall have furnished the Lenders with evidence reasonably satisfactory to them that all proceeds of the Loans are being applied on the Closing Date as described in Section 4.11 hereof.

               6.30. KEY MAN LIFE INSURANCE. The Agent shall have been named as a beneficiary of at least $500,000 of insurance proceeds from the life insurance policy on the life of William Cohen as its interest may appear, and a copy of such policy evidencing Agent as beneficiary shall be delivered within thirty days after the date hereof.

               6.31. ADDITIONAL DOCUMENTS. The Borrower shall have executed and delivered to the Agent all other approvals, opinions or documents as the Agent may reasonably request in order to consummate the transactions contemplated hereby.

               6.32. NO DEFAULT. No Default or Event of Default shall have occurred and be continuing, or would result from providing the Loans.

               6.33. OPINIONS. Counsel for the Borrower and the Guarantors shall have delivered to the Agent for the benefit of the Lenders an opinion dated the Closing Date in the form of Exhibit H attached hereto.

               6.34. ADMINISTRATIVE EXPENSE CLAIM PRIORITY; LIEN PRIORITY.

               (a) Pursuant to and to the extent permitted in the Final (CIT/CS) Bankruptcy Court Order, the Obligations of the Borrower and the Guarantors will constitute allowed administrative expense claims in the Chapter 11 Cases having priority over all administrative expense claims and unsecured claims against the Borrower and the Guarantors now existing or hereafter arising, of any kind or nature whatsoever, including without limitation all administrative expense claims of the kind specified in Sections 503(b) and 507(b) of the Bankruptcy Code, subject, as to priority, only to Carve-Out Expenses having priority over the Obligations to the extent set forth in the Agreed Administrative Expense Claim Priorities; and

               (b) Pursuant to the Final (CIT/CS) Bankruptcy Court Order, the Obligations will be secured by valid and perfected first priority liens on and security interests in all of the Collateral.

               6.35. [INTENTIONALLY LEFT BLANK].

               6.36. CONSENTS. All necessary consents (contractual, regulatory or otherwise) with respect to the transactions contemplated by this Financing Agreement shall have been received in form and substance satisfactory to the Agent.

               6.37. MINIMUM AVAILABILITY. After giving effect to (a) the Revolving Loans and the Letters of Credit issued on the Closing Date, (b) the incurrence of all indebtedness and the payment of all fees and expenses in connection with the transactions contemplated hereby and (c) the payment in full to Chase and Fleet, with payables being aged in accordance with normal terms, there shall be a minimum of $2,000,000 undrawn Availability under the Revolving Line of Credit.

               6.38. BANKRUPTCY COURT ORDER. The Final (CIT/CS) Bankruptcy Court Order shall be in full force and effect, and shall not have been reversed, stayed, modified or amended absent the joinder and consent of the Agent and the Borrower.

               Upon the execution of this Financing Agreement and the initial disbursement of Loans hereunder, all of the above conditions precedent shall have been deemed satisfied except as the Borrower and the Agent shall otherwise agree herein or in a separate writing.

SECTION 7.  CONDITIONS PRECEDENT TO EACH REVOLVING LOAN.

               The obligations of the Lenders to make each Revolving Loan or to cause Letters of Credit to be issued hereunder shall be subject to the satisfaction of, or waiver of, immediately prior to or concurrently with the making of such Revolving Loans, the following further conditions precedent:

               7.1. REPRESENTATIONS AND WARRANTIES. All the representations and warranties contained in this Financing Agreement and in each other Loan Document shall be true and correct on and as of the date of providing such Revolving Loan as though made on and as of such date, except representations and warranties made with respect to a specified earlier date in which case such representation and warranty shall be correct on and as of such specified earlier date.


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

               7.2. NO DEFAULT. No Default or Event of Default shall have occurred and be continuing, or could result from providing such Revolving Loan.

               7.3. ADDITIONAL DOCUMENTS. Upon the request of the Agent, the Borrower shall have executed and delivered to the Agent a certificate of an Executive Officer of the Borrower stating that the conditions set forth in Sections 7.01 and 7.02 hereof have been satisfied as of the date of the requested Revolving Loan.

               7.4. DEEMED REPRESENTATION. Each delivery of a Borrowing Notice by the Borrower requesting a Revolving Loan shall constitute a representation and warranty that the statements contained in Section 7.01 hereof are true and correct both on the date of such delivery of the Borrowing Notice and, unless the Borrower otherwise notifies the Agent prior to the receipt of such Revolving Loan, as of the date of the providing of such Revolving Loan.

               7.5. BANKRUPTCY COURT ORDER. The Final (CIT/CS) Bankruptcy Court Order shall be in full force and effect, and shall not have been reversed, stayed, modified or amended absent the joinder and consent of the Agent and the Borrower.

SECTION 8.     MANAGEMENT, COLLECTION AND STATUS OF ACCOUNTS
               RECEIVABLE AND OTHER COLLATERAL.

               8.1. MANAGEMENT OF COLLATERAL. (a) After the occurrence and during the continuance of an Event of Default, the Agent may, in its sole discretion, send a notice of assignment and/or notice of the Agent's security interest to any and all Account Debtors or any third party holding or otherwise concerned with any of the Collateral, and thereafter the Agent shall have the sole right to collect the Accounts and/or take possession of the Collateral and the books and records relating thereto. The Borrower and the Guarantors shall not without prior written consent of the Agent, grant any extension of time of payment of any Account, compromise or settle any Account for less than the full amount thereof, release, in whole or in part, any Person or property liable for the payment thereof, or allow any credit or discount whatsoever thereon, except, prior to the occurrence and continuance of an Event of Default and in the normal course of business.

               (b) (i) The Borrower and the Guarantors hereby constitute the Agent or its designee on behalf of the Agent as the Borrowers' attorney-in-fact with power to endorse the Borrower's or Guarantor's name upon any notes, acceptances, checks, drafts, money orders or other evidences of payment or Collateral that may come into its possession, to sign the Borrower's or Guarantor's name (but in all instances before an Event of Default in the name of the Borrower or a Guarantor and



                                       43
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not the Agent) on any invoice or bill of lading relating to any of the Accounts, drafts against Account Debtors, assignments and verifications of Accounts and notices to Account Debtors, to send verification of Accounts, and following an Event of Default to notify the Postal Service authorities to change the address for delivery of mail addressed to the Borrower and the Guarantors to such address as the Agent may designate and to do all other acts and things necessary to carry out this Agreement. All acts of said attorney or designee are hereby ratified and approved, and said attorney or designee shall not be liable for any acts of omission or commission (other than acts or omissions constituting gross negligence or willful misconduct as determined by a final judgment of a court of competent jurisdiction), nor for any error of judgment or mistake of fact or law; this power being coupled with an interest is irrevocable until all of the Loans and any other Obligations under the Loan Documents are paid in full and all of the Loan Documents are terminated.

                   (ii) The Agent, without notice to or consent of the Borrower or any Guarantor upon the occurrence and during the continuance of an Event of Default (A) may sue upon or otherwise collect, extend the time of payment of, or compromise or settle for cash, credit or otherwise upon any terms, any of the Accounts or any securities, instruments or insurance applicable thereto and/or release the Account Debtor thereon; (B) is authorized and empowered to accept the return of the goods represented by any of the Accounts, and (C) shall have the right to receive, endorse, assign and/or deliver in its name or the name of any Borrower or Guarantor any and all checks, drafts, and other instruments for the payment of money relating to the Accounts. The Borrower and the Guarantors hereby waive notice of presentment, protest and non-payment of any instrument so endorsed, all in a commercially reasonable manner and without discharging or in any way affecting liability hereunder.

               (c) Nothing herein contained shall be construed to constitute the Borrower or any Guarantor as agent of the Agent or the Lenders for any purpose whatsoever, and the Agent and the Lenders shall not be responsible or liable for any shortage, discrepancy, damage, loss or destruction of any part of the Collateral wherever the same may be located and regardless of the cause thereof (other than from acts or omissions of the Agent or the Lenders constituting gross negligence or willful misconduct as determined by a final judgment of a court of competent jurisdiction). The Agent or the Lenders shall not, under any circumstances or in any event whatsoever, have any liability for any error or omission or delay of any kind occurring in the settlement, collection or payment of any of the Accounts or any instrument received in payment thereof or for any damage resulting therefrom (other than acts or omissions of the Agent or the Lenders constituting gross negligence or willful misconduct as determined by a final judgment of a court of competent jurisdiction). The Agent or the Lenders, by anything herein or




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

in any assignment or otherwise, do not assume the Borrower's or any Guarantor's obligations under any contract or agreement assigned to the Agent and the Agent or the Lenders shall not be responsible in any way for the performance by such Borrower or Guarantor of any of the terms and conditions thereof.

               (d) If any of the Accounts includes a charge for any tax payable to any Governmental Authority, the Agent is hereby authorized (but in no event obligated) in its discretion to pay the amount thereof to the proper taxing authority for the Borrower's or any Guarantor's account and to charge the Borrower or Guarantors therefor. The Borrower or Guarantors shall notify the Agent if any Accounts include any taxes due to any such authority and, in the absence of such notice, the Agent shall have the right to retain the full proceeds of such Accounts and shall not be liable for any taxes that may be due from such Borrower or Guarantor by reason of the sale and delivery creating such Accounts.

               8.2. ACCOUNTS DOCUMENTATION. The Borrower and the Guarantors will at such intervals as the Agent may require, execute and deliver confirmatory written assignments of the Accounts to the Agent and furnish such further schedules and/or information as the Agent may require relating to the Accounts, including, without limitation, sales invoices or the equivalent, credit memos issued, remittance advises, reports and copies of deposit slips and copies of original shipping or delivery receipts for all merchandise sold. In addition, the Borrower or Guarantor shall notify the Agent of any non-compliance in respect of the representations, warranties and covenants contained in Section
8.03 below. The items to be provided under this Section 8.02 are to be in form reasonably satisfactory to the Agent and are to be executed and delivered to the Agent from time to time solely for its convenience in maintaining records of the Collateral. The Borrower's or any Guarantor's failure to give any of such items to the Agent shall not affect, terminate, modify or otherwise limit the Agent's lien or security interest in the Collateral. The Borrower or Guarantor shall not re-date any invoice or sale or make sales on extended dating beyond that customary in the Borrower's or Guarantor's industry, and shall not re-bill any Accounts without promptly disclosing the same to the Agent and providing the Agent with a copy of such re-billing, identifying the same as such. If the Borrower or Guarantor becomes aware of anything materially detrimental to any of the Borrower's or the Guarantor's customers' credit, the Borrower or Guarantor will promptly advise the Agent thereof.

               8.03. STATUS OF ACCOUNTS AND OTHER COLLATERAL. With respect to Collateral of the Borrower or any Guarantor, the Borrower or Guarantor covenants, represents and warrants: (a) the Borrower or Guarantor shall be the sole owner, free and clear of all liens, mortgages, pledges or other encumbrances except in the favor of the Agent for the benefit of the Lenders or otherwise



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

permitted hereunder (including Collateral subject to Permitted Encumbrances), of and fully authorized to sell, transfer, pledge and/or grant a security interest in each and every item of said Collateral; (b) on the date an Account becomes an Eligible Account Receivable and is included in the borrowing base, each Account shall be a good and valid account representing an undisputed bona fide indebtedness incurred or an amount indisputably owed by the Account Debtor therein named, for a fixed sum as set forth in the invoice relating thereto with respect to any absolute sale and delivery upon the specified terms of goods sold by the Borrower or Guarantor, or work, labor and/or services theretofore rendered by the Borrower and Guarantor; (c) on the date an Account becomes an Eligible Account Receivable and is included in the borrowing base, no Account is subject to any defense, offset, counterclaim, discount or allowance except as may be stated in the invoice relating thereto or discounts and allowances as may be customary in the Borrower's or Guarantor's business, and each of such Accounts will be, to the best of the Borrower's knowledge, paid when due; (d) none of the transactions underlying or giving rise to any Accounts shall violate any applicable state or federal laws or regulations, and all documents relating thereto shall be legally sufficient under such laws or regulations and shall be legally enforceable in accordance with their terms; (e) no agreement under which any deduction or offset of any kind, other than normal trade discounts, may be granted or shall have been made by the Borrower or Guarantor at or before the time such Account is created; (f) all documents and agreements relating to Accounts shall be true and correct and in all respects what they purport to be;
(g) all signatures and endorsements of the Borrower, or to the best of the Borrower's knowledge of any other party that appear on all documents and agreements relating to Accounts shall be genuine and all signatories and endorsers shall have full capacity to contract; (h) the Borrower and Guarantor shall maintain books and records pertaining to said Collateral in such detail, form and scope as the Agent shall reasonably require; (i) the Borrower or Guarantor will immediately notify the Agent if any of their accounts arise out of contracts with the United States or any department, agency, or instrumentality thereof and will execute any instruments and take any steps required by the Agent in order that all monies due or to become due under any such contract shall be assigned to the Agent and notice thereof given to the United States Government under the Federal Assignment of Claims Act; (j) the Borrower and Guarantor will, immediately upon learning thereof, report to the Agent any material loss or destruction of, or substantial damage to, any of the Collateral, and any other matters affecting the value, enforceability or collectibility of any of the Collateral; (k) if any amount payable under or in connection with any Account is evidenced by a promissory note or other instrument, as such term is defined in the UCC, such promissory note or instrument shall be immediately pledged, endorsed, assigned and delivered to the Agent as additional Collateral; (l) the Borrower and Guarantor shall not



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

redate any invoice or sale or make sales on extended dating beyond that which is customary in the ordinary course of its business and in the industry; (m) the Borrower and Guarantor shall conduct a physical count of its Inventory each May and November and after the occurrence and during the continuance of an Event of Default, at such intervals as the Agent may request and the Borrower and the Guarantor shall promptly supply the Agent with a copy of such count accompanied by a report of the value (based on the lower of cost (on a FIFO basis) or market value) of such Inventory; and (n) the Borrower and Guarantor are not and shall not be entitled to pledge the Agent's or the Lenders' credit on any purchases for or any purpose whatsoever, except as otherwise provided herein with respect to a Letter of Credit Guaranty.

               8.04. COLLATERAL CUSTODIAN. Upon the occurrence of and during the continuance of an Event of Default or Default, the Agent may at any time and from time to time employ and maintain in the premises of the Borrower or the Guarantors a custodian selected by the Agent who shall have full authority to do all acts reasonably necessary to protect the Agent's interest in the Collateral. The Borrower and Guarantors hereby agree to cooperate with any such custodian and to do whatever the Agent may reasonably request to preserve the Collateral. All costs and expenses incurred by the Agent, by reason of the employment of the custodian shall be charged to the Loan Account and the Borrower shall be provided with a written statement describing such costs and expenses.

SECTION 9.  COLLATERAL.

               9.1. GRANT OF LIEN. As security for the prompt payment in full of all Loans made and to be made to the Borrower from time to time by the Lenders pursuant hereto, as well as to secure the payment in full of all other Obligations, the Borrower hereby pledges and grants to the Agent for the benefit of the Lenders a continuing general lien upon and first priority, perfected security interest in all of the Collateral whether presently in existence or hereafter acquired or created, however acquired or created, and which is owned by the Borrower or in which the Borrower has any interest, whether held by the Borrower or others for its account; provided, however, that if any Collateral is subject to a Permitted Encumbrance, and as a matter of law (without regard to the "superpriority" approved and authorized by the Bankruptcy Court) the lien reflected thereby is senior to the lien of the Agent hereunder, then the lien of the Agent hereunder shall be subject to such Permitted Encumbrance.

               9.2. INVENTORY. The Borrower agrees to hold all Inventory subject to the liens of the Agent and make no disposition of any Inventory except in the ordinary course of the business of the Borrower. Until the Agent has given the Borrower notice to the contrary, as provided for below, any Inventory may



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

be sold and shipped by the Borrower to its customers in the ordinary course of the Borrower's business, on open account and on terms currently being extended by the Borrower to its customers, provided that all proceeds of all sales (including cash, accounts receivable, checks, notes, instruments for the payment of money and similar proceeds) are forthwith transferred, endorsed, and turned over and delivered to the Agent by deposit to the Lock Box Account. The Lenders shall have the right to withdraw this permission at any time upon the occurrence and during the continuance of an Event of Default, in which event no further disposition shall be made of the Inventory by the Borrower without the Agent's prior written approval. The proceeds of sales of Inventory, in cash, check or other form of payment shall be deposited in the Lock Box Account and all cash amounts so deposited shall be reflected on a weekly cash report (or on a more frequent basis as may be requested by the Agent in its sole discretion). Upon the sale, exchange, or other disposition of Inventory, as herein provided, the security interest in the Borrower's Inventory provided for herein shall, without break in continuity and without further formality or act, continue in, and attach to, all Proceeds, including any instruments for the payment of money, accounts receivable, contract rights, documents of title, shipping documents, chattel paper and all other cash and non-cash proceeds of such sale, exchange or disposition. As to any such sale, exchange or other disposition, the Agent shall have all of the same rights as the Borrower as an unpaid seller, including stoppage in transit, replevin, rescission and reclamation.

               9.3. EQUIPMENT. The Borrower will, at its own cost and expense, keep its Equipment in as good and substantial repair and condition as the same is now or at the time the lien and security interest granted herein shall attach thereto, reasonable wear and tear excepted, making any and all repairs and replacements when and where necessary. The Borrower also agrees to hold all of its Equipment subject to the liens of the Agent and make no disposition of Equipment, whether by sale, exchange or otherwise, unless the Borrower first obtains the prior written approval of the Agent (provided, however, that the Borrower may sell up to $250,000 of Equipment in any fiscal year without the Agent's prior written approval) and the proceeds of any such sales shall not be commingled with the Borrower's other property but shall be segregated, held by the Borrower in trust for the Agent as the Lenders' exclusive property, and shall be delivered immediately by the Borrower to the Agent in the identical form received by the Borrower by deposit to the Lock Box Account. Upon the sale, exchange, or other disposition of the Equipment as herein provided, the security interest provided for herein shall, without break in continuity and without further formality or act, continue in, and attach to, all Proceeds, including any instruments for the payment of money, accounts receivable, contract rights, documents of title, shipping documents, chattel paper and all other cash and non-cash proceeds of such sales,



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

exchange or disposition. As to any such sale, exchange or other disposition, the Lenders shall have all of the same rights as the Borrower as an unpaid seller, including stoppage in transit, replevin, rescission and reclamation.

               9.4. LOAN ACCOUNT. The Agent shall maintain a separate account (the "Loan Account") on its books in the name of the Borrower in which the Borrower will be charged with loans and advances made by the Lenders to the Borrower or for the Borrower's account, and with any other Obligations, including (i) in the case of a Lender party to this Agreement on the Closing Date, any and all costs, expenses and reasonable attorney's fees which such Lenders or the Agent may reasonably incur in connection with the exercise by or for such Lenders or the Agent of any of the rights or powers herein conferred upon the Lenders or the Agent, or in the prosecution or defense of any action or proceeding to enforce or protect any rights of the Lenders or the Agent in connection with this Financing Agreement or the Collateral, or any Obligations and (ii) in the case of any Lender who becomes party to this Agreement after the Closing Date, any of the foregoing costs and expenses, but only after the occurrence and during the continuance of an Event of Default. The Borrower will be credited with all amounts received by the Agent from the Borrower or from others for the Borrower's account, including, as above set forth, all amounts received by the Agent in payment of assigned Accounts, and such amounts will be applied to payment of the Obligations. In no event shall prior recourse to any Accounts or other security granted to or by the Borrower be a prerequisite to the Lenders' or the Agent's right to demand payment of any Obligation. Further, it is understood that neither the Lenders nor the Agent shall have any obligation whatsoever to perform in any respect any of the Borrower's Contracts or other obligations relating to the Accounts.

               9.5. LOCK BOX ACCOUNTS. (a) The Borrower shall maintain lock box bank accounts (the "Lock Box Accounts") in accordance with lock box agreements and arrangements which shall be satisfactory to the Agent hereunder in the name of the Agent with the Agent or an Affiliate of the Agent (the "Lock Box Bank(s)") to be designated as the Lock Box Accounts. The Lock Box Accounts on the Closing Date are identified on Schedule 9.05 hereto. The Borrower shall instruct its customers to remit payment of all Accounts on which such customers are debtors directly to the Lock Box Account, and the Borrower shall promptly deposit in the Lock Box Accounts all amounts nevertheless or otherwise remitted to the Borrower on the Accounts and all other amounts received by the Borrower, whether from a disposition of assets or otherwise, on or after the Closing Date. Notwithstanding anything to the contrary in this Financing Agreement or in any lock box agreements, in the event there are no Revolving Loans, or there are Revolving Loans in an amount less than amounts then contained in the Lock Box Accounts, as the



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case may be, the Agent shall remit directly to the Borrower for working capital purposes and not as a Revolving Loan hereunder any funds in the Lock Box
Account in excess of the sum of the (x) then outstanding Revolving Loans and
(y) the maximum amount drawable under outstanding Letters of Credit (to the extent not already deemed a Revolving Loan hereunder).

               (b) On or prior to the Closing Date, the Borrower shall have established the Lock Box Accounts required by the Agent pursuant to agreements and subject to terms satisfactory to Agent, into which the Proceeds shall be deposited.

               (c) The Agent shall credit (based on two collection Business
Days) all amounts deposited in the Lock Box Accounts created under this Financing Agreement pursuant to this Section 9.05 which are "good funds" in New York City to the repayment of Revolving Loans and to the repayment of other outstanding Obligations due and payable from time to time. The Lock Box Accounts created under this Financing Agreement are, and shall remain, under the sole dominion and control of the Agent. Subject to subsection (a) above, the Borrower acknowledges and agrees that (A) the Borrower has no right of withdrawal from any Lock Box Account and (B) the funds on deposit in any Lock Box Account shall continue to be Collateral for all of the Obligations.

               9.6. [INTENTIONALLY LEFT BLANK].

               9.7. REAL ESTATE. The Borrower will, at its sole cost and expense, do, execute, acknowledge and deliver all and every such acts, information reports, returns and withholding of monies as shall be necessary or appropriate to comply fully, or to cause full compliance, with applicable law in respect of the Real Estate and all transactions related to the Real Estate, and will to the extent reasonably requested by the Agent provide the Agent with satisfactory evidence of such compliance and notify the Agent of the information reported in connection with such compliance.

               9.8. CONTINUANCE OF SECURITY INTERESTS. The rights and security interests granted to the Agent and the Lenders hereunder are to continue in full force and effect, notwithstanding the termination of this Financing Agreement or the fact that the account maintained in the name of the Borrower on the books of the Agent or the Lenders may from time to time be temporarily in a credit position, until the final payment in full to the Lenders of all Loans and other amounts due and payable hereunder and the termination of this Financing Agreement.

               9.9. ELECTION OF ACTIONS BY THE LENDERS. To the extent that the Obligations are now or hereafter secured by any assets or property other than the Collateral or by the guaranty, endorsement, assets or property of any other person, then the

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

Agent shall have the right in its sole discretion to determine which rights, security, liens, security interests or remedies the Lenders shall at any time pursue, foreclose upon, relinquish, subordinate, modify or take any other action with respect to, without in any way modifying or affecting any of them, or any of the Lenders' rights hereunder.

               9.10. CREDITS AND CHARGES. Any reserves or balances to the credit of the Borrower and any other property or assets of the Borrower in the possession of the Lenders and/or the Agent shall be held by the Lenders and/or the Agent as security for any Obligations and applied in whole or partial satisfaction of such Obligations when due and payable. The liens and security interests granted herein and any other lien or security interest the Lenders and/or the Agent may have in any other assets of the Borrower, shall secure payment and performance of all now existing and future Obligations. The Agent may in its discretion charge any or all of the Obligations to the Loan Account of the Borrower when due.

               9.11. ADMINISTRATIVE PRIORITY. The Borrower and the Guarantors hereby agree that the Obligations of the Borrower and the Guarantors shall constitute allowed administrative expense claims in the Chapter 11 Cases having priority over all administrative expense claims and unsecured claims against the Borrower and the Guarantors now existing or hereafter arising, of any kind or nature whatsoever, including without limitation all administrative expense claims of the kind specified in Sections 503(b) and 507(b) of the Bankruptcy Code, the establishment of which "superpriority" shall have been approved and authorized by the Bankruptcy Court and subject, as to priority, only to allowed administrative expense claims having priority over the Obligations to the extent set forth in the Agreed Administrative Expense Claim Priorities.

               9.12. SURVIVAL. The liens, security interests, lien priorities, administrative expense claim priorities and other rights and remedies granted to the Lenders and the Agent pursuant to this Agreement or the Final (CIT/CS) Bankruptcy Court Order and the other Loan Documents (specifically including but not limited to the existence, perfection and priority of the liens and security interests provided herein and therein, and the administrative expense claim priority provided herein and therein) shall not be modified, altered or impaired in any manner by any other financing or extension of credit or incurrence of debt by the Borrower or the Guarantors (pursuant to Section 364 of the Bankruptcy Code or otherwise), or by any dismissal or conversion of the Chapter 11 Cases, or by any other act or omission whatever. Without limitation, notwithstanding any such order, financing, extension, incurrence, dismissal, conversion, act or omission:

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

               (a) except for the Carve-Out Expenses having priority over the Obligations to the extent set forth in the Agreed Administrative Expense Claim Priorities, no costs or expen-

        ses of administration which have been or may be incurred in the Chapter 11 Cases or any conversion of the same or in any other proceedings related thereto, and no priority claims, are or will be prior to or on a parity with any claim of the Lenders and the Agent against the Borrower and the Guarantors in respect of any Obligation;

               (b) the liens and security interests in favor of the Lenders and the Agent set forth in Section 9.01 hereof and in the Loan Documents shall constitute valid and perfected first priority liens and security interests, subject only to Permitted Encumbrances to the extent set forth in Section 9.01 hereof, and shall be prior to all other liens and interests, now existing or hereafter arising, in favor of any other creditor or any other Person whatever; and

               (c) the liens and security interests in favor of the Lenders and the Agent set forth in Section 9.01 hereof and in the Loan Documents shall continue valid and perfected without the necessity that the Agent file financing statements or otherwise perfect its liens and security interests under applicable nonbankruptcy law.

               9.13. ADDITIONAL COLLATERAL. This Financing Agreement and the obligation of the Borrower to perform all of its covenants and obligations hereunder are further secured by the Loan Documents.

SECTION 10. REPRESENTATIONS AND WARRANTIES.

               The Borrower represents and warrants to the Lenders and the Agent as follows:

               10.1. CORPORATE EXISTENCE. (a) The Borrower is a corporation duly organized and existing in good standing under the laws of the state in which the Borrower is incorporated and is duly qualified and in good standing as a foreign corporation to do business in every jurisdiction where the character of the properties owned or leased by it or the nature of any business transacted by it makes such qualification necessary and where such nonqualification or lack of good standing would have a Material Adverse Effect.

               (b) The Borrower has the corporate power to own its property and to carry on its business as now being conducted. The Borrower has delivered to the Agent and has caused each Guarantor to deliver to the Agent true, complete and correct copies of the Borrower's and each such Guarantor's Certificate of Incorporation and By-laws, as amended and in full force and effect on the Closing Date.

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

               (c) The Borrower has all requisite power and authority to enter into and perform all its obligations under this Financing Agreement and the other Loan Documents.

               (d) The Borrower has identified on Schedule 10.01(d) (i) the name and jurisdiction of incorporation or organization of the Borrower and each Guarantor; (ii) each jurisdiction where the Borrower and each Guarantor is qualified to do business as of the Closing Date; and (iii) the number of shares of Capital Stock and other equity securities authorized, issued and outstanding as of the Closing Date and the percentage of the issued and outstanding Capital Stock of each Subsidiary owned by the Borrower as of the Closing Date. All such shares of Capital Stock and other equity securities have been validly issued and are fully paid and nonassessable and all such shares and securities of a Subsidiary are owned by the Borrower indicated on Schedule 10.01(d) beneficially and of record, free and clear of any lien or other encumbrance, except for Permitted Encumbrances.

               (e) The Borrower has no outstanding stock or securities convertible into or exchangeable or exercisable for any shares of its Capital Stock, nor does it have outstanding any rights to subscribe for or to purchase, or any options for the purchase of, or any agreement providing for the issuance (contingent or otherwise) of, or any calls, commitments or claims of any character relating to, any shares of its Capital Stock or any securities convertible into or exchangeable or exercisable for any shares of its Capital Stock other than as set forth on Schedule 10.01(e).

               10.2. AUTHORIZATION OF AGREEMENT AND OTHER DOCUMENTS. The Borrower has taken all actions necessary to authorize it to enter into and perform its obligations under this Financing Agreement and the other Loan Documents to which it is a party, and to consummate the transactions contemplated hereby and thereby. This Financing Agreement and the other Loan Documents to which the Borrower is a party, when executed and delivered by the Borrower as provided in this Financing Agreement, will be, legal, valid and binding obligations of the Borrower thereto, enforceable in accordance with their respective terms, subject as to enforcement, to applicable bankruptcy, insolvency, reorganization, moratorium and other similar laws relating to or affecting the rights of creditors generally and limitations imposed by federal or state law or equitable principles upon the specific enforceability of any of the remedies, covenants or other provisions hereof and thereof.

               10.3. FINANCIAL STATEMENTS. (a) The financial statements (otherwise required to be delivered hereunder) of the Borrower (including any related schedules and/or notes) have been prepared in accordance with GAAP consistently applied. Such information fairly presents the financial condition of the Borrower and its Subsidiaries on a consolidated basis as at the

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

date thereof, subject to adjustments that customarily occur as a result of events leading up to the commencement of the Chapter 11 Cases and the commencement of the Chapter 11 Cases.

               (b) There have been no material adverse changes in the properties, business, operations, earnings, assets, liabilities or condition (financial or otherwise) of the Borrower, since March 19, 1996, except as disclosed in the Monthly Operating Reports.

               10.4. NO VIOLATION. Neither the execution or delivery of this Financing Agreement or any other Loan Document nor the performance by the Borrower of its obligations under this Financing Agreement or any other Loan Document nor the consummation by the Borrower of the transactions contemplated hereby and thereby will:

               (a) violate any provision of the charter or by-laws of the Borrower;

               (b) violate any statute or law or any judgment, decree, order, regulation or rule of any court or governmental authority to which the Borrower or any of its properties may be subject;

               (c) cause the acceleration of the maturity of any debt or obligation of the Borrower incurred subsequent to the commencement of the Chapter 11 Cases;

               (d) require any consent, approval or other action by any court or administrative or governmental body or any other Person pursuant to the charter or by-laws (other than such as have been obtained or taken) of the Borrower, or any post-petition agreement, instrument, order, judgment or decree to which the Borrower is subject, unless the Agent has been notified in writing and such consent has been obtained.

               The Borrower is not a party to, or otherwise subject to any provision contained in, any instrument evidencing Indebtedness of the Borrower, any agreement relating thereto or any other contract or agreement (including its charter) which, except to the extent complied with by the Borrower or consented to in connection with the execution of this Financing Agreement or any other Loan Document, restricts or otherwise limits the incurring of the Indebtedness evidenced by this Financing Agreement.

               10.5. FULL DISCLOSURE. Neither this Financing Agreement or any other Loan Document, nor any of the other documents, certificates or statements furnished to the Agent in writing by or on behalf of the Borrower in connection herewith contains any untrue statement of a material fact or, when read




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

together, omits to state a material fact respecting the Borrower or any Guarantor necessary to make the statements contained herein or therein, in light of the circumstances under which they were made, not misleading in any material respect. There is no fact known to the Borrower respecting the Borrower or any Guarantor, which the Borrower has not disclosed to the Lenders which materially adversely affects, or insofar as the Borrower can reasonably foresee will materially adversely affect, the properties, business, prospects, operations, earnings, assets, liabilities or condition (financial or otherwise) of the Borrower or the Borrower and the Guarantors taken as a whole or the ability of the Borrower to perform its obligations under this Financing Agreement, any other Loan Document or any other document contemplated hereby or thereby.

               10.6. LITIGATION. (a) Except as set forth on Schedules 10.06(a) and (b), there is no action, proceeding or investigation pending, or to the best knowledge of the Executive Officers of the Borrower, threatened, against or affecting the Borrower in any court or before any governmental authority or arbitration board or tribunal, foreign or domestic, except for such actions which, if adversely determined, singly and in the aggregate, would not have a Material Adverse Effect and there is no such action seeking to restrain, enjoin, prevent the consummation of or otherwise challenge this Financing Agreement, any other Loan Document or any of the other documents or the transactions contemplated hereby or thereby. All actions, proceedings or investigations (pending or threatened against the Borrower) are set forth on Schedules 10.06(a) and (b).

               (b) The Borrower is not subject to any judgment, order, decree, rule or regulation of any court, governmental authority or arbitration board or tribunal which has materially adversely affected or which can reasonably be expected to have a Material Adverse Effect.

               10.7. LABOR MATTERS. Except as set forth on Schedule 10.07 hereto, there are no strikes or other material labor disputes against the Borrower or, to the knowledge of the Borrower, threatened against the Borrower. To the knowledge of the Borrower, hours worked by and payments made to employees of the Borrower have not been in violation of the Fair Labor Standards Act or any other applicable law dealing with such matters, except to the extent that any such violation would not result in a Material Adverse Effect.

               10.8. MATERIAL AGREEMENTS. Except as set forth on Schedule 10.08 hereto, all material leases and other material agreements (including Licenses) to which the Borrower is a party are valid and binding and in full force and effect and, to the knowledge of the Borrower, no default has occurred or is continuing thereunder which would have a Material Adverse Effect and no consent need be obtained (other than consents which have



                                       55
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

been or will be obtained prior to the Closing Date) from any Person in respect of any such lease or agreement in connection with the transactions contemplated hereby. The Borrower enjoys peaceful and undisturbed possession of all leases necessary in any respect material to the business of the Borrower for the operation of its properties and assets, unless the Borrower has made other lease arrangements for the operation of its properties and assets.

               10.9. COMPLIANCE WITH LAWS. Except as set forth on Schedule 10.09, the Borrower (a) is not in violation of any statutes, laws, ordinances, governmental rules or regulations or any judgment, order, writ, injunction, decree, rule or regulation (federal, state, local or foreign) to which it is subject or (b) has not failed to obtain any licenses, permits, franchises or other governmental authorizations necessary to the ownership or operation of its properties or the conduct of its business.

               10.10. GOVERNMENTAL REGULATIONS. The Borrower is not subject to regulation under the Investment Company Act of 1940, as amended, the Public Utility Holding Company Act of 1935, as amended, the Federal Power Act, the Interstate Commerce Act or to any federal or state statute or regulation limiting its ability to incur indebtedness for borrowed money.

               10.11. OUTSTANDING DEBT; NO DEFAULT. The Borrower has no outstanding Indebtedness other than Permitted Indebtedness. No event has occurred or failed to occur which would constitute a Default or Event of Default under this Financing Agreement or any other Loan Document.

               10.12. TITLE, LIENS. Except for Permitted Encumbrances, the Borrower has good and marketable title to its properties and assets.

               10.13. TAXES. The Borrower has filed all Federal, State and other income tax returns that are required to have been filed, and has paid all taxes as shown on said returns and on all assessments received by it to the extent that such taxes have become due, except any such taxes that are being diligently contested in good faith by appropriate proceedings, for which adequate reserves in accordance with GAAP are set aside on its books and as to which no liens have been asserted which are or may be pari passu or senior to the liens of the Agent.

               10.14. COLLATERAL; REAL ESTATE. (a) Security Interest and Liens. Except for Permitted Encumbrances, the security interests and liens granted herein and in the Loan Documents constitute and shall at all times constitute valid first priority perfected liens and the only liens on the Collateral; the Borrower is the absolute owner of its Collateral with full right to pledge, sell, consign, transfer and create a security interest therein, free and clear of any and all claims



                                       56
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

or liens in favor of others, except for the Permitted Encumbrances; and the Equipment does not comprise a part of the Inventory of the Borrower and the Equipment is and will only be used by the Borrower in its business and will not be held for sale or lease, or removed from its premises, or otherwise disposed of by the Borrower without the prior written approval of the Agent, except as otherwise permitted under Section 9.03 hereof.

               (b) Real Estate. With respect to real property or interests in real property the Borrower has (i) good and marketable fee title to all of its real property which is listed on Schedule 10.14(b)(i) under the heading "Fee Properties" and such other real property title to which it may acquire after the Closing Date (each, a "Fee Property"), and (ii) good and valid title to the leasehold estates in all of the real property leased by it and which is listed in Schedule 10.14(b)(ii) under the heading "Leased Properties" and such other real property to which it may acquire a leasehold interest after the Closing Date (each a "Property"), in each case free and clear of all mortgages, liens, security interests, easements, covenants, rights-of-way and other similar restrictions of any nature whatsoever, except Permitted Encumbrances. The Fee Properties so listed in respect of the Borrower constitute all of the real property owned in fee by the Borrower and, a true, correct and complete legal description for each such Fee Property has been previously delivered to the Agent.

               (c) Possession of Trademarks. The Borrower possesses or has the right to the use of all the trademarks, trade names, service marks, licenses and other rights free from burdensome restrictions that are currently used by it or are necessary in any material respect for the ownership, maintenance and operation of its respective businesses, properties and assets. The Borrower is not in violation of any thereof in any material respect or has received notice from or has knowledge of any material claim by any Person that it is now infringing any of the foregoing which if adversely determined would have a Material Adverse Effect.

               (d) [INTENTIONALLY LEFT BLANK].

               (e) Intellectual Property. To the best knowledge of the Borrower, except as set forth on Schedule 10.14(e) hereto, the Borrower has no Trademarks, Patents or registered copyrights or any applications pending for any Trademarks, Patents or copyrights.

               (f) Collateral Information. (I) Schedule 10.14(f)(i) lists (i) the chief place of business and chief executive office of the Borrower and each Guarantor, (ii) all of the locations of Equipment and Inventory owned by the Borrower and each Guarantor, (iii) the place where the Borrower and each Guarantor maintains



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

its books and records concerning its Accounts and its other Collateral, and all locations presently occupied or used by the Borrower with respect to which it is necessary to file UCC financing statements to perfect a security interest in the Collateral in favor of the Lenders to the extent such interest can be perfected by such filings; UCC searches have been completed for all such locations and the results have been delivered to the Agent.

               (II) All documents (including, without limitation, financing statements) required to be filed or instruments required to be delivered to the Agent in order to create, in favor of the Agent for the benefit of the Lenders, a perfected security interest in the Collateral with respect to which a security interest may be perfected by filing or delivery under the UCC have been, in the case of such filing, delivered to the Agent for filing in the appropriate office in the jurisdictions set forth on Schedule 10.14(f) to this Financing Agreement and, in the case of such delivery, delivered to the Agent, and all other procedures otherwise required in order to create in favor of the Agent, for the benefit of the Lenders, a perfected lien on the Collateral have been taken by or on behalf of the Borrower.

               10.15. BROKER'S OR FINDER'S COMMISSIONS. To the extent that any broker's or finder's or placement fee or commission is payable with respect to this Financing Agreement or any other Loan Document or the transactions contemplated hereby or thereby, it has been paid in full and the Borrower will hold the Lenders and the Agent harmless from any claim, demand or liability for broker's or finder's or placement fees or commissions alleged to have been incurred in connection with this Financing Agreement or any other Loan Document or such transactions.

               10.16. APPLICATION OF PROCEEDS. The Borrower does not own any "margin security" within the meaning of Regulation G (12 C.F.R. Part 207) of the Board of Governors of the Federal Reserve System (herein called a "margin security"). The proceeds of the Revolving Loans will be used by the Borrower only for the purposes described in Section 4.11 hereof. Neither the Borrower nor any agent acting on its behalf has taken or will take any action which might cause the Loans made pursuant to this Financing Agreement to violate Regulation G, Regulation T, Regulation U, Regulation X or any other regulation of the Board of Governors of the Federal Reserve System or to violate the Securities Exchange Act of 1934, as amended in each case as in effect now or as the same hereafter may be in effect.

               10.17. [INTENTIONALLY LEFT BLANK].

               10.18. ERISA. The Borrower has not engaged in any transaction prohibited by Section 4975 of the Code or Section 406 of ERISA which could subject the Borrower, or any entity which



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

the Borrower has an obligation to indemnify, to any material tax or penalty imposed under Section 4975 of the Code or Section 502 of ERISA. Except as set forth on Schedule 10.18 hereto, each Pension Plan intended to be qualified under
Section 401(a) of the Code has received a favorable determination letter from the Internal Revenue Service that it is so qualified and nothing has occurred since the date of such determination letter that could reasonably be expected to adversely affect the qualification of such Pension Plan. Each Employee Benefit Plan is administered in all material respects in accordance with its terms and applicable law. With respect to any Employee Benefit Plan, the Borrower has not failed to make any contribution due under the terms of such plan or as required by law. Except as set forth on Schedule 10.18 hereto, as of the Closing Date, the fair market value of the assets of each Pension Plan are at least equal to the present value of all benefit liabilities under each such Pension Plan, determined as if each such Pension Plan terminated as of the Closing Date and using interest rates and assumptions adopted by the PBGC for such purpose. There is no lien outstanding or security interest imposed under the Code or ERISA in connection with a Pension Plan. The Borrower and each ERISA Affiliate of the Borrower has fulfilled its obligations under the minimum funding standards of ERISA and the Code with respect to each Pension Plan subject to Section 412 of the Code or Section 302 of ERISA. Except as disclosed on Schedule 10.18 hereto, as of the Closing Date, neither the Borrower nor any ERISA Affiliate of the Borrower has incurred or expects to incur any liability under Title IV of ERISA (other than the payment of premiums, none of which are overdue). Except as set forth on Schedule 10.18 hereto, neither the Borrower nor any ERISA Affiliate of the Borrower has liability for retiree medical, life insurance or other death benefits (contingent or otherwise) other than as a result of a continuation of medical coverage required under Section 4980B of the Code.

               10.19. ENVIRONMENTAL COMPLIANCE. (a) Except as set forth in
Schedule 10.19 hereto, the Borrower is not (i) in violation, or alleged to be in violation, of any judgment, decree, order, or license, and is in compliance with all laws, rules and regulations pertaining to environmental matters, including, without limitation, those arising under the Resource Conservation and Recovery Act ("RCRA"), title III of the Superfund Amendments and Reauthorization Act of 1986 ("SARA"), the Federal Clean Water Act, the Federal Clean Air Act, the Toxic Substances Control Act, the New Jersey Spill Compensation and Control Act, N.J.S. 58:10-23.11 et seq. (the "Spill Act") or any other federal, state or local statute, regulation, ordinance, order or decree relating to health, safety or the environment or (ii) subject to a remedial response obligation or other liability under the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended ("CERCLA") or any state law of similar effect (hereinafter collectively "Environmental Laws"),



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

which violation or obligation or liability (as described in (a)(i) and (ii) of this subsection (a)) would have an adverse effect on the Collateral or a Material Adverse Effect.

               (b) Except as set forth in Schedule 10.19 hereto, the Borrower has no knowledge from any third party, including, without limitation, any federal, state or local governmental authority, (i) that the Borrower has been identified by the United States Environmental Protection Agency ("EPA") or the New Jersey Department of Environmental Protection ("DEP") as a potentially responsible party under CERCLA or the Spill Act with respect to a site listed on the National Priorities List or The Comprehensive Environmental Response, Compensation and Liability Information Systems list ("CERCLIS"); (ii) that any hazardous waste, as defined by 42 U.S.C. ss. 6903(5), any hazardous substances as defined by 42 U.S.C. ss. 9601(14), any pollutant or contaminant as defined by 42 U.S.C. ss. 9601(33), any medical waste and any toxic substances or extremely hazardous substances as defined in or appearing on a list compiled under The Federal Emergency Planning and Community Right-to-Know Act, oil or hazardous materials or other chemicals or substances regulated by any Environmental Laws ("Hazardous Substances") which the Borrower has generated, transported or disposed of has been released at any site at which a federal, state or local agency has conducted or has ordered that the Borrower conduct a remedial investigation, removal or other response action pursuant to any Environmental Law or has named the Borrower as a potentially responsible party or is seeking contributions from the Borrower or (iii) that it is or shall be a named party to any claim, action, cause of action, complaint, or legal or administrative proceeding (in each case, contingent or otherwise) arising out of any third party's incurrence of costs, expenses, losses or damages of any kind whatsoever in connection with the release of Hazardous Substances; and

               (c) To the knowledge of the Borrower, except as set forth on
Schedule 10.19 hereto: (i) no portion of the property of the Borrower has been used for the handling, processing, storage or disposal of Hazardous Substances, except in accordance with applicable Environmental Laws; and no underground tank or other underground storage receptacle for Hazardous Substances is located on any portion of the property; (ii) in the course of any activities conducted by the Borrower or operators of its properties, no Hazardous Substances have been generated or are being used on the property except in accordance with applicable Environmental Laws; (iii) there have been no releases (i.e., any past or present releasing, spilling, leaking, pumping, pouring, emitting, emptying, discharging, injecting, escaping, disposing or dumping) or threatened releases of Hazardous Substances on, upon, into or from the property of the Borrower, which releases would have a material adverse effect on the value of any of the property or adjacent properties or the environment; and (iv) in addition, any Hazardous Wastes as defined by 42 U.S.C. ss. 6903(5), if any, that have been generated on any of the property have been



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transported offsite only by carriers having an identification number issued by the EPA, and treated or disposed of only by treatment or disposal facilities maintaining valid permits as required under applicable Environmental Laws, and such carrier and facilities have been and are, to the best of the Borrower's knowledge, operating in material compliance with such permits and applicable Environmental Laws.

               10.20. [INTENTIONALLY LEFT BLANK].

               10.21. CAPITAL STRUCTURE. On the Closing Date, (i) the authorized capital stock of the Borrower consists of 7,500,000 shares of Common Stock, $.10 par value, of which 4,470,815 shares are issued and outstanding and (ii) there are no outstanding options, warrants, rights or convertible securities providing for the issuance of any Capital Stock of the Borrower, except as set forth on
Schedule 10.21. All outstanding shares of Common Stock of the Borrower have been duly and validly issued and are fully paid and nonassessable.

               10.22. SUBSIDIARIES. The Guarantors are the Borrower's only Subsidiaries. Stonehenge is an inactive entity and holds no assets except as set forth on Schedule 10.22. The Borrower shall form no new Subsidiary without the prior consent of the Agent.

               10.23. SURVIVAL OF REPRESENTATIONS AND WARRANTIES. All statements contained in any certificate or other document delivered to the Lenders or the Agent by or on behalf of the Borrower pursuant to or in connection with this Financing Agreement or under any other Loan Document shall be deemed to constitute representations and warranties under this Financing Agreement with the same force and effect as the representations and warranties expressly set forth herein. All the Borrower's representations and warranties thereunder and hereunder shall survive the execution and delivery of the same and any investigation by the Lenders.

SECTION 11.    CERTAIN COVENANTS.

               11.1. COLLATERAL COVENANTS. (a) The Borrower hereby covenants that, except for the Permitted Encumbrances, and in the case of General Intangibles, the rights of third parties from which such General Intangibles are derived, the Borrower will be at the time additional Collateral is acquired by it, the absolute owner of the Collateral with full right to pledge, sell, consign, transfer and create a security interest therein, free and clear of any and all claims or liens in favor of others; that the Borrower will at its expense forever warrant and, at the Lenders' and/or the Agent's request, defend the same from any and all claims and demands of any other person other than the Permitted Encumbrances. At any time and from time to time, upon the request of the Agent, the Borrower will, at the sole expense



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

of the Borrower, promptly and duly execute and deliver such further instruments and documents and take such further action as the Agent may reasonably request for the purpose of obtaining or preserving the full benefits of this Financing Agreement and the Loan Documents and of the rights and powers herein and therein granted for the benefit of the Agent and the Lenders.

               (b) The Borrower will maintain books and records pertaining to the Collateral in such detail, form and scope as is consistent with current practices and will not change such record-keeping practice without the prior written consent of the Agent, which consent will not be unreasonably withheld. The Borrower agrees that its books and records will reflect the Lenders' interest in the Collateral. The Borrower further agrees that all of the books and records of the Borrower, including records handled or maintained for the Borrower by any other company or entity, will be available to the Agent and the Lenders and that the Agent, the Lenders or their respective agents, accountants and attorneys may, upon prior notice (which shall be not less than one Business Day unless a Default or Event of Default shall have occurred and be continuing), enter on a Business Day upon the Borrower's premises or any other properties on or in which any of the Borrower's Collateral may be located at any time during normal business hours, and from time to time, for the purpose of inspecting the Collateral, and any and all records pertaining thereto, including, without limitation, copies of agreements with, or purchase orders from, the Borrower's customers, and copies of invoices to customers, proof of shipment or delivery and such other documentation and information relating to the Accounts and other Collateral as the Agent may reasonably require. The Borrower hereby further agrees that the Lenders may, from and after the Closing Date, request any information relating to the Collateral or the business operations or condition of the Borrower from, and have reasonable access to the Borrower's officers and its independent public accountant, and the Borrower will cause such officers and direct such accountants to make available to the Lenders such information.

               (c) The Borrower will not sell, transfer, lease or otherwise dispose of any of the Collateral, or attempt, offer or contract to do so, except for the sale of Inventory in the ordinary course of business or as otherwise expressly provided hereunder. In the event of such permitted sales, the security interest created by this Financing Agreement shall in any event continue in the Proceeds of Collateral. The Borrower shall pay all of the Agent's reasonable Out-of-Pocket expenses in connection with any release of Collateral.

               (d) The Borrower will not (i) amend, modify, terminate or waive any provision of any contract, license or agreement in any manner which could reasonably be expected to materially adversely affect the value of such contract, license or agreement as Collateral, (ii) fail to exercise promptly and diligently each



                                       62
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and every material right which it may have under each material contract, license or agreement (other than any right of termination), except in a manner consistent with the ordinary and customary conduct of its business or (iii) fail to deliver to the Agent upon its reasonable request a copy of each material demand, notice or document received by it relating in any way to any material contract, license or agreement.

               (e) Other than in the ordinary course of business as generally conducted by the Borrower, the Borrower will not grant any extension of the time of payment of any of the Accounts, compromise, compound or settle the same for less than the full amount thereof, release, wholly or partially, any Person liable for the payment thereof, or allow any credit or discount whatsoever thereon.

               (f) The Borrower will not (i) change the location of its chief executive office/chief place of business from that specified in Schedule 10.14(f) or remove its books and records from the location specified in such
Schedule 10.14(f), (ii) permit any of the Inventory or Equipment to be kept at a location other than those listed on such Schedule 10.14(f) hereto or (iii) change its name (including the adoption of any new trade name), identity or corporate structure unless, in each case, it shall have provided at least ten
(10) days' prior written notice to the Agent of any such change. The Borrower will, from time to time, notify the Agent of each location at which any material amount of the Collateral or such books and records are to be kept including for temporary processing, storage or similar purposes. The Borrower shall not remove any Collateral or such books or records to a location not set forth on Schedule 10.14(f) or otherwise keep any Collateral at a location not set forth on
Schedule 10.14(f) unless, not less than ten (10) days prior to the day such removal or other change occurs, the Borrower shall give written notice to the Agent of such removal or other change and the new location of such Collateral or such books and records. No action requiring notice to the Agent under this paragraph (f) shall be effected until such filings and other measures required under applicable law to continue uninterrupted the first perfected security interest and lien of the Agent in the Collateral affected thereby shall have been taken, and until the Agent shall have received such opinions of counsel with respect to the liens granted hereunder thereto as it shall have reasonably requested. The Borrower also agrees to advise the Agent promptly, in sufficient detail, of any material adverse change relating to the type, quantity or quality of the Collateral or to the security interests granted to the Lenders or the Agent therein. The Borrower as to itself hereby authorizes the Agent to regard its printed name or rubber stamp signature on assignment schedules or invoices as the equivalent of a manual signature by one of its authorized officers or agents.


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               (g) The Borrower will execute and deliver to the Agent, from time to time, such written statements and schedules as the Agent may reasonably require, designating, identifying or describing the Collateral pledged to the Lenders or the Agent hereunder, including, without limitation, such schedules of Accounts as the Agent may reasonably request to support or confirm any information previously given, and such other appropriate reports designating, identifying and describing the Accounts as the Agent may reasonably require. The Borrower's failure, however, to promptly give the Agent such statements or schedules shall not affect, diminish, modify or otherwise limit the Lenders' or the Agent's security interests in the Collateral.

               (h) The Borrower will comply with the requirements of all state and federal laws in order to grant to the Agent for the benefit of the Lenders valid and perfected first priority security interests and liens in the Collateral, subject only to the Permitted Encumbrances. The Agent is hereby authorized by the Borrower to file any financing statements covering the Collateral whether or not the Borrower's signature appears thereon. The Borrower will do whatever the Agent may reasonably request, from time to time, by way of: filing notices of liens, financing statements, amendments, renewals and continuations thereof; cooperating with the Agent; keeping stock records; and performing such further acts as the Agent may reasonably require in order to perfect the liens contemplated by this Financing Agreement in favor of the Agent for the benefit of the Lenders.

               (i) The Borrower will use its best efforts to obtain mortgagee, landlord and bailee waivers on all properties owned or leased by the Borrower within thirty (30) days of the date hereof or within thirty (30) days from the date of entering into new mortgages, leases or warehouse arrangements.

               11.2. INSURANCE. (a) The Borrower will maintain, with financially sound and reputable companies, insurance policies (i) insuring the Borrower and the Agent (on behalf of the Lenders) against comprehensive general liability for personal injury and property damage relating to the Premises, Equipment and Inventory of the Borrower, workers' compensation, auto liability and auto physical damage (comprehensive and collision) and (ii) all risk insurance insuring the Premises, Equipment and Inventory of the Borrower against loss by fire, explosion, theft and such other casualties as may be satisfactory to the Agent, such policies (and any deductibles related thereto) to be in such amounts and on such terms as are currently in effect. All policies covering the Real Estate, Equipment and Inventory are to be made payable to the Agent for the benefit of the Lenders, in case of loss, under a standard non-contributory "lender" or "secured party" clause and are to contain such other provisions as the Lenders may require to fully protect the Lenders' interest therein and any payments to be made under such policies. All original policies or true copies thereof are to be delivered to

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the Agent, premium prepaid, with the loss payable endorsement in the Agent's favor for the benefit of the Lenders, and shall provide for not less than thirty
(30) days' prior written notice to the Agent of the exercise of any right of cancellation and a breach of warranty clause keeping the interests of the Agent and the Lenders insured notwithstanding a breach by the Borrower of any warranty, representation or other provision contained in any policy. At the request of the Borrower or if the Borrower fails to maintain such insurance, the Agent may arrange for such insurance, but at the Borrower's expense and without any responsibility on the Lenders' part for: obtaining the insurance, the solvency of the insurance companies, the adequacy of the coverage, or the collection of claims. Upon the occurrence and during the continuance of an Event of Default, the Agent shall have the sole right, in the name of the Agent for the benefit of the Lenders or the Borrower, to file claims under any insurance policies, to receive, receipt and give acquittance for any payments that may be payable thereunder, and to execute any and all endorsements, receipts, releases, assignments, reassignments or other documents that may be necessary to effect the collection, compromise or settlement of any claims under any such insurance policies. The Agent and the Lenders have no obligation to pay any premiums hereunder and shall not be deemed to have made or to make any representation or warranty to any insurance company or underwriter.

               (b) (i) In the event of any loss or damage by fire, theft or other casualty, insurance proceeds relating to Inventory shall first reduce the outstanding Revolving Loans and any other outstanding amounts due hereunder and then be paid over to the Borrower.

                   (ii) In the event any part of the Borrower's Equipment as to which there is a first priority security interest in favor of the Agent is damaged by fire or other casualty and the insurance Proceeds for such damage or other casualty is more than $250,000, the Agent shall either (A) promptly apply such Proceeds to reduce the outstanding balances of the Revolving Loans and then pay the balance to the Borrower or (B) in its sole discretion permit the Borrower to repair or restore such Equipment.

                   (iii) As long as no Event of Default shall have occurred and be continuing, and the Proceeds are $250,000 or less, the Borrower may elect (by delivering written notice to the Agent) to repair or restore such Equipment to substantially the equivalent condition prior to such fire or other casualty as set forth herein, or to acquire other equivalent or functionally equivalent Equipment. If the Borrower does not, or cannot, elect to use the Proceeds as set forth above, the Agent may apply the Proceeds to the payment of the Obligations in accordance with Section 4.08 hereof.


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               11.3. TAXES. The Borrower will pay, when due, all taxes,
assessments, claims and other charges (herein "taxes") lawfully levied or assessed upon the Borrower or the Collateral and (i) if such taxes remain unpaid after the date fixed for the payment thereof unless such taxes are being diligently contested in good faith by the Borrower by appropriate proceedings or
(ii) if any lien shall be claimed thereunder (x) for taxes due the United States of America or (y) which in the Lenders' reasonable opinion might reasonably be expected to create a valid obligation having priority over the rights granted to the Lenders herein, the Agent may, on the Borrower's behalf, pay such taxes, and the amount thereof shall be charged to the Borrower as a Revolving Loan and shall be an Obligation secured hereby. If the amount of taxes paid by the Agent pursuant to this Section 11.03 is in excess of Availability, then the Borrower shall be deemed to be in default of Section 2.05 hereof and this Section.

               11.4. COMPLIANCE WITH LAWS. (a) The Borrower (i) will comply with all statutes, acts, rules, regulations and orders of any legislative, administrative or judicial body or official, except to the extent that failure to do so would not have a material and adverse impact on the Collateral, or any material part thereof, or on the properties, business, opera- tions, earnings, assets, liabilities or condition (financial or otherwise) of the Borrower; provided that the Borrower may contest any acts, rules, regulations, orders and directions of such bodies or officials in any reasonable manner which will not, in the Lenders' reasonable opinion, adversely affect the Lenders' rights or priority in the Collateral and with respect to which adequate reserves have been maintained; (ii) will comply with all Environmental Laws or any other environmental statutes, acts, rules, regulations or orders as presently existing or as adopted or amended in the future, applicable to the ownership and/or use of its real property and operation of its business, except to the extent that failure to do so would not have an adverse effect on the Collateral, or any material part thereof, or a Material Adverse Effect.

               (b) The Borrower hereby agrees to indemnify the Lenders and the Agent and agrees to defend and hold the Lenders and the Agent harmless from and against any and all loss, damage, claim, liability, injury or expense which the Lenders or the Agent may sustain or incur (other than as a result of wilful misconduct or gross negligence of the Lenders or the Agent) in connection with: the transactions contemplated hereby, and proposed or actual sale of the Borrower or any claim or expense asserted against the Lenders or the Agent as a result of any environmental pollution, hazardous material or environmental clean-up of the Borrower's real property; or any claim or expense which results from the Borrower's operations (including, but not limited to, the Borrower's off-site disposal practices) and the Borrower further agrees that this indemnification shall survive



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termination of this Financing Agreement as well as the payment of all
Obligations.

               11.5. FINANCIAL STATEMENTS. The Borrower shall furnish to the
Agent:

                   (i) as soon as available, and in any event within one hundred and five (105) days after the end of each fiscal year of the Borrower (commencing with the year ending November 30, 1996), consolidated balance sheets, consolidated statements of income and retained earnings and consolidated statements of cash flow of the Borrower and the Guarantors as at the end of such fiscal year, setting forth in comparative form the corresponding figures for the immediately proceeding fiscal year, all in reasonable detail and prepared in accordance with GAAP, and accompanied by a report and an unqualified opinion, prepared in accordance with generally accepted auditing standards, of Deloitte & Touche or other independent certified public accountants of recognized standing selected by the Borrower and satisfactory to the Agent, together with a written statement of such accountants (1) to the effect that, in making the examination necessary for their certification of such financial statements they have not obtained any knowledge of the existence of Default or an Event of Default and
(2) if such accountants shall have obtained any knowledge of the existence of a Default or an Event of Default, describing the nature thereof;

                   (ii) simultaneously with the delivery of the financial statements required by clause (i) of this Section 11.05, a certificate of the chief financial officer of the Borrower, stating that such officer has reviewed the provisions of this Agreement and the other Loan Documents to which the Borrower and the Guarantors are a party and has made or caused to be made under his supervision a review of the condition and operations of the Borrower and the Guarantors during the period covered by such financial statements with a view to determining whether the Borrower and the Guarantors were in compliance with all of the provisions of such agreements at the times such compliance is required by such agreements, and that such review has not disclosed, and such officer has no knowledge of, the existence during such period of a Default or an Event of Default or, if a Default or an Event of Default existed, describing the nature and period of existence thereof and the action which the Borrower and the Guarantors propose to take or took with respect thereto;

                   (iii) within fifteen (15) days after the end of each month, a schedule and computer report, in form and substance reasonably satisfactory to the Agent, current as of the close of business on the last day of such month, certified by the chief financial officer of the Borrower, containing a breakdown of the Borrower's and the Guarantors' Inventory by amount and valued at cost (which shall include dollar valuation by location) and



                                       67
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warehouse and production facility location, appropriately completed with information satisfactory to the Agent, incorporating all appropriate month-end adjustments and current as of the close of business on the last day of such month immediately prior to such date;

                   (iv) at the time the same are filed with the Bankruptcy Court, the Monthly Operating Reports;

                   (v) on each Business Day on which a request is made for a Revolving Loan or to cause a Letter of Credit to be issued, but in any case not less frequently than once a week, a borrowing base certificate;

                   (vi) within five (5) Business Days of the end of each month, a monthly receivable trial balance with reconciliation from the previous month;

                   (vii) on or before November 1 of each calendar year, financial projections, in form and substance satisfactory to the Agent, for the succeeding calendar year for the Borrower and the Guarantors, such financial projections to be reasonable, to be prepared on a reasonable basis and in good faith, and to be based on assumptions believed by the Borrower and the Guarantors to be reasonable at the time made and from the best information then available to the Borrower and the Guarantors;

                   (viii) promptly after submission to any Governmental Authority, all documents and information furnished to such Governmental Authority in connection with any investigation of any Borrower or Guarantor other than routine inquiries by such Governmental Authority;

                   (ix) as soon as possible, and in any event within five (5) days after the occurrence of an Event of Default or Default, or a material adverse change in the condition or operations, financial or otherwise, of the Borrower or the Guarantors, the written statement of the chief executive officer or the chief financial officer of the Borrower, setting forth the details of such Event of Default, Default or material adverse change and the action which the Borrower and the Guarantors propose to take with respect thereto;

                   (x) promptly as prepared, copies of public filings made by the Borrower or any Subsidiary under any state or federal securities law;

                   (xi) on the fifteenth (15th) day and the last of each month, a bi-weekly report of court approved unpaid amounts to be paid by the Borrower or any Guarantor; and

                   (xii) promptly upon request, such other information concerning the condition or operations, financial or otherwise,



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

of the Borrower or the Guarantors as the Agent from time to time may reasonably request.

               11.6. CERTAIN RESTRICTIONS. Until termination of this Financing Agreement and payment of all Loans and other amounts then due and payable hereunder, the Borrower will not, and will cause each Subsidiary to not, without the written consent of the Agent:

               (a) Mortgage, assign, pledge or otherwise permit any lien, charge, security interest, encumbrance or judgment (whether as a result of a purchase money or title retention transaction, or other security interest, or otherwise) to exist on any of its assets or goods, whether real, personal or mixed, whether now owned or hereafter acquired, except for the Permitted Encumbrances;

               (b) Incur or create any Indebtedness other than Permitted Indebtedness;

               (c) Borrow any money (other than Permitted Indebtedness) on the security of the Collateral from sources other than the Lenders pursuant to the Financing Agreement;

               (d) Sell, lease, assign, transfer or otherwise dispose of Collateral, except as otherwise specifically permitted by this Financing Agreement;

               (e) Merge or consolidate with or into any other Person;

               (f) Enter into or engage in any business other than businesses of the types conducted by the Borrower, on the Closing Date;

               (g) Change its corporate name, principal place of business or structure;

               (h) Assume, guarantee, endorse, or otherwise become liable upon the obligations of any Person, except for the endorsement of negotiable instruments for deposit or collection or similar transactions in the ordinary course of business;

               (i) Declare or pay any dividend of any kind on, or purchase, acquire, redeem or retire, any of its Capital Stock or equity interest, of any class whatsoever, whether now or hereafter outstanding, or make any other distribution;

               (j) [INTENTIONALLY LEFT BLANK];


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               (k) Make any advance or loan to, any investment in or acquisition
        (directly or indirectly) of the stock, Indebtedness or the assets of (collectively, "Investments"), any Person other than Investments in certificates of deposit or banker's acceptances issued by any commercial bank located in the United States which is owned by a bank holding company, the commercial paper of which is rated A2 or P2, respectively by Standard & Poor's Corporation or Moody's Investors Service, or higher, and which has capital, surplus and undivided profits aggregating at least $100,000,000; provided, however, no Default or Event of Default has occurred and is continuing prior to making any of the foregoing Investments or after giving effect thereto; or

               (l) (A) Optionally prepay, retire, redeem, purchase, defease or exchange, or make any optional deposits or segregation of funds in respect of, any principal of or interest on or other amounts payable in respect of any Indebtedness of the Borrower or subordinated debt of the Borrower or make any other payment on account of such subordinated debt or (B) amend, supplement or otherwise modify such subordinated debt without obtaining the prior written consent of the Agent.

               11.7. NEGATIVE PLEDGE. In the event there are any assets of the Borrower or any Guarantor now existing or hereafter acquired for which the Agent does not obtain a security interest or lien, the Borrower and any such Guarantor shall not pledge, assign, transfer or grant any interest in such asset to any party other than the Agent, without the Agent's prior written consent which shall not be unreasonably withheld; provided, however, that it is the Agent's intention to obtain, and the Borrower hereby grants, a lien on the screen print machinery at such time as the indebtedness in favor of The First National Bank of Scottsboro related thereto has been paid (the Borrower hereby agreeing to promptly notify the Agent of such payment).

               11.8. ENVIRONMENTAL COMPLIANCE. (a) The Borrower will not, except in compliance with applicable Environmental Laws, or in the event of any noncompliance with applicable Environmental Laws, only to the extent to which such noncompliance would not have an adverse effect on the Collateral nor a Material Adverse Effect, (i) use any of the property of the Borrower or any portion thereof for the handling, processing, storage or disposal of Hazardous Substances, (ii) cause or permit to be located on any of the property any underground tank or other underground storage receptacle for Hazardous Substances, (iii) generate any Hazardous Substances on any of the property, (iv) conduct any activity on the property or use any property in any manner so as to cause a release (i.e., releasing, spilling, leaking, pumping, pouring, emitting, emptying, discharging, injecting, escaping, leaching, disposing or dumping) or



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threatened release of Hazardous Substances on, upon or into the property or (v)
otherwise conduct any activity on the property or use any property in any manner that would lead to any environmental claim or violate any Environmental Law or bring such property in violation of any Environmental Law.

               (b) The Borrower will advise the Agent in writing of: (i) all expenditures (actual or anticipated) in excess of $100,000 for (A) environmental clean-up, (B) environmental compliance or (C) environmental testing and the impact of said expenses on the Borrower's working capital; and (ii) any written notices the Borrower receives involving potential or actual liability in excess of $100,000 from any local, state or federal authority or any notice from any other third party advising the Borrower of any environmental liability (real or potential) stemming from the Borrower's operations, its premises, its waste disposal practices, or waste disposal sites used by the Borrower.

               (c) The Borrower hereby agrees to defend, indemnify, and hold harmless the Agent, the Lenders and the L/C Issuer, their employees, agents, officers, and directors, from and against any claims, demands, penalties, fines, liabilities, settlements, damages, costs, or expenses (including, without limitation, attorney and consultant fees, investigation and laboratory fees, court costs, and litigation expenses) arising out of (i) the presence, disposal, release, or threatened release of any Hazardous Substances on any property at any time owned or occupied by the Borrower or the Guarantors (or its predecessors in interest or title); (ii) any personal injury (including wrongful death) or property damage (real or personal) arising out of or related to such Hazardous Substances; (iii) any investigation, lawsuit brought or threatened, settlement reached, or government order relating to such Hazardous Substances;
(iv) any violation of any Environmental Laws, and/or (v) the breach of any representation or warranty made by the Borrower and the Guarantors in Section
10.19 hereof or the breach of any covenant made by any of the Borrowers in this
Section 11.08.

               11.9. TRANSACTIONS WITH AFFILIATES; PAYMENT OF MANAGEMENT FEE.
(a) Without the prior written consent of the Agent, which consent shall not be unreasonably withheld, the Borrower will not enter into any transaction, including, without limitation, any purchase, sale, lease, loan or exchange of property with any Subsidiary or Affiliate of the Borrower unless such transaction shall be on terms no less favorable to the Borrower than would be obtainable at the time in a comparable arm's-length transaction with an unrelated third party.

                      (b) Without the prior written consent of the Agent, the Borrower will not pay any management or similar fees, except in connection with existing arrangements which have been approved by the Bankruptcy Court prior to the date hereof.



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               11.10. ERISA NOTICES. The Borrower will deliver to the Agent, if and when (but within ten (10) Business Days from the date of such event) (i) the Borrower or any ERISA Affiliate of the Borrower gives or is required to give notice to the PBGC of any Reportable Event (other than a Reportable Event not subject to the provision for 30-day notice to the PBGC) with respect to any Pension Plan, a copy of the notice of such Reportable Event; (ii) the Borrower or any ERISA Affiliate of the Borrower becomes obligated to contribute to a Multiemployer Plan to which such entity was not obligated to contribute on the Closing Date; (iii) the Borrower or any ERISA Affiliate of the Borrower receives notice of complete or partial withdrawal liability with respect to a Multiemployer Plan or receives notice that a Multiemployer Plan may be or has been terminated, in Reorganization or Insolvency, a copy of such notice, or receives notice from the administrator of a Multiemployer Plan that indicates the existence of potential withdrawal liability in excess of $200,000 under a Multiemployer Plan, a copy of such notice; (iv) the Borrower or any ERISA Affiliate of the Borrower receives notice from the PBGC of an intent to terminate or appoint a trustee to administer any Pension Plan, a copy of such notice; (v) the Borrower or any ERISA Affiliate of the Borrower fails to make a timely contribution to a Pension Plan which may give rise or has given rise to an accumulated funding deficiency or a lien, a letter of an Executive Officer describing such event; (vi) the Borrower or any ERISA Affiliate of the Borrower adopts or proposes to adopt an amendment which requires the granting of a security interest within the meaning of Section 307 of ERISA, a letter of an Executive Officer describing such event; (vii) the Borrower or any ERISA Affiliate of the Borrower fails to make a contribution required under the terms of an Employee Benefit Plan or as required by law, a letter of an Executive Officer describing such event; (viii) the Borrower becomes liable for material increases in retiree medical, life insurance or other death benefits (contingent or otherwise) (other than as a result of a continuation of medical coverage required under Section 4980B of the Code), a letter of an Executive Officer describing such event; (ix) any Pension Plan intending to qualify under Section 401(a) of the Code as determined by the Internal Revenue Service fails to so qualify and such failure to qualify cannot be retroactively eliminated within the remedial amendment period, a letter of an Executive Officer describing such event; (x) a transaction prohibited under Section 4975 of the Code or Section 406 of ERISA occurs resulting in material liability to the Borrower or any entity which the Borrower has an obligation to indemnify, a letter of an Executive Officer describing such event. Upon the request of the Lenders made from time to time, the Borrower will deliver a copy of the most recent actuarial report and annual report completed with respect to any Employee Benefit Plan or any other financial information the Borrower or any ERISA Affiliate has with respect to any Employee Benefit Plan.



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



               11.11. ERISA COVENANT. The Borrower will, and will cause each of its ERISA Affiliates to, maintain all Employee Benefit Plans, if any, in compliance in all material respects with all applicable law, including any reporting requirements, and make all contributions due under the terms of each Employee Benefit Plan, if any, and Multiemployer Plan, if any, or as otherwise required by law.

               11.12. KEY MAN LIFE INSURANCE. The Borrower shall maintain key man life insurance on the life of William Cohen in the amount of at least $500,000, and in the event a claim is made by the Agent under such life insurance policy, the Agent shall have the right to apply $500,000 of the proceeds received thereunder to the Revolving Loans under this Financing Agreement and the Borrower shall be entitled to receive and retain an amount, if any, in excess of $500,000 (such excess amount of key man life insurance, the "Excess Key Man Life Insurance Proceeds"). Notwithstanding the foregoing, in the event there are no Revolving Loans and no outstanding Letters of Credit at the time when insurance proceeds on the life of William Cohen are received by the Agent, the Agent shall deliver such proceeds to the Borrower and the Borrower may retain such proceeds and use the same for working capital purposes. If there are no Revolving Loans and there are outstanding Letters of Credit, such proceeds shall cash collateralize outstanding Letters of Credit and Availability shall be restored in respect of such Letters of Credit.

               11.13. FINAL (CIT/CS) BANKRUPTCY COURT ORDER; ADMINISTRATIVE EXPENSE CLAIM PRIORITY; LIEN PRIORITY.

               (a) The Borrower and the Guarantors each shall not at any time seek, consent to or suffer to exist any modification, stay, vacation or amendment of the Final (CIT/CS) Bankruptcy Court Order, as the case may be, except for modifications and amendments mutually agreed to by the Agent, the Borrower and the Guarantors.

               (b) The Borrower and the Guarantors each shall not at any time suffer to exist a priority for any administrative expense claim or unsecured claim against the Borrower or the Guarantors (now existing or hereafter arising of any kind or nature whatsoever, including without limitation any administrative expense claim of the kind specified in Sections 503(b) and 507(b) of the Bankruptcy Code) equal or superior to the priority of the Lenders and the Agent in respect of the Obligations, except for the Carve Out Expenses having priority over the Obligations to the extent set forth in the Agreed Administrative Expense Claim Priorities.

               (c) The Borrower and the Guarantors each shall not at any time suffer to exist any lien on any properties, assets or rights (including, without limitation, Collateral) of the Borrower or any Guarantor having a priority equal or superior to



                                       73
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


the liens and security interests in favor of the Lenders and the Agent in respect of the Obligations, except for Permitted Encumbrances.

               (d) Prior to the date on which the Obligations have been paid in full in cash and the Revolving Credit Commitment has been terminated, the Borrower shall not pay any administrative expense claims except (i) Professional Expenses and (ii) other administrative expense claims incurred in the ordinary course of the business of the Borrower, in each case to the extent and having the order of priority set forth in the Agreed Administrative Expense Claim Priorities.

               11.14. EBITDA COMPLIANCE. For the six month period ending November 30, 1996, EBITDA shall not be less than zero. For the fiscal year ending November 30, 1997, and for each semi-annual period thereof, EBITDA shall be 75% of Projected EBITDA. For the fiscal year ending November 30, 1998, and for each quarterly period thereof, on a rolling four quarter basis, EBITDA shall be 75% of Projected EBITDA until the actual projections for such fiscal year ending November 30, 1998 have been delivered and are satisfactory to the Agent and Projected EBITDA is revised accordingly for such period. Projected EBITDA shall be determined on a reasonable basis and in good faith, and to be based on assumptions believed by the Borrower to be reasonable at the time made and from the best information available to the Borrower.

               11.15. NOTICE OF DEFAULT. Promptly upon becoming aware of a Default or an Event of Default, the Borrower shall give the Agent notice thereof, together with a written statement of the chief financial officer of the Borrower setting forth the details thereof and any action with respect thereto taken or contemplated to be taken by the Borrower.

SECTION 12. EVENTS OF DEFAULT AND REMEDIES.

               12.1. EVENTS OF DEFAULT. Notwithstanding anything hereinabove to the contrary, and subject to Section 12.02 hereof, the Agent may terminate this Financing Agreement immediately upon the occurrence of any of the following (herein "Events of Default"):

               (a) the Borrower fails to pay when due any of the principal or interest of any of the Loans, or shall fail to pay or reimburse the Agent or any Lender any fee or other amount due hereunder when due and such failure shall continue unremedied for more than four (4) Business Days;


               (b) any representation or warranty of the Borrower or any
                   Guarantor contained herein or in any other Loan Document shall prove to have been false in



                                       74
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


                   any material respect when made, unless the fact resulting in such breach of representation or warranty is capable of cure and is cured within ten (10) days of the occurrence of an Event of Default based on such breach;

               (c) breach by the Borrower of any covenant in this Financing
                   Agreement (other than those referred to in sub-paragraph (a) above or (d) below) or by the Borrower or any Guarantor in any other Loan Document (other than those referred to in sub-paragraphs (e) through (k) below) or written agreement entered into in connection with this Financing Agreement, between the Borrower and the Lenders or the Agent or delivered by the Borrower to any of the Lenders or the Agent in connection herewith or the transactions contemplated hereby, if such breach shall not have been remedied within thirty (30) days after such breach;

               (d) breach by the Borrower of any covenant contained in Article 9
                   (other than Section 9.07 as to which sub-paragraph (c) above is applicable) and Article 11 (other than Section 11.04 as to which subparagraph (c) above is applicable);

               (e) an order with respect to any of the Chapter 11 Cases shall be entered by the Bankruptcy Court, or the Borrower or the Guarantors shall file an application for an order with respect to any of the Chapter 11 Cases, (i) appointing a trustee in any such Case or (ii) appointing an examiner in such Case with enlarged powers relating to the operation of the Borrower's or any Guarantor's business beyond those set forth in subsections 1106(a)(3) and 1106(a)(4) of the Bankruptcy Code;

               (f) an order with respect to any of the Chapter 11 Cases shall be entered by the Bankruptcy Court converting such chapter 11 case to a chapter 7 case;

               (g) an order shall be entered by the Bankruptcy Court confirming a plan or plans of reorganization in any of the Chapter 11 Cases which does not contain a provision for termination of the Commitment and payment in full in cash of all Obligations of the Borrower or the Guarantors hereunder and under the other Loan Documents on or before the effective date of such plan or plans upon entry thereof;

               (h) an order shall be entered by the Bankruptcy Court, or the
                   Borrower or the Guarantors shall file an


                                       75
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



                   application for an order, dismissing any of the Chapter 11 Cases which does not contain a provision for termination of the Commitment and payment in full in cash of all Obligations of the Borrower or the Guarantors hereunder and under the other Loan Documents upon entry thereof;

               (i) an order with respect to any of the Chapter 11 Cases shall be entered by the Bankruptcy Court and that is not stayed pending appeal, or the Borrower or the Guarantors shall file an application for an order with respect to any of the Chapter 11 Cases, in each case without the express prior written consent of the Agent, (i) to revoke, reverse, stay, modify, supplement or amend without the Agent's consent the Final (CIT/CS) Bankruptcy Court Order or (ii) to permit any administrative expense claim or any claim (now existing or hereafter arising, of any kind or nature whatsoever) to have administrative priority as to the Borrower or the Guarantors equal or superior to the priority of the Lenders and the Agent in respect of the Obligations, except for allowed administrative expense claims having priority over the Obligations to the extent set forth in the Agreed Administrative Expense Claim Priorities, or (iii) to grant or permit the grant of a lien on any Collateral having priority equal or superior to the liens and security interests in favor of the Lenders and the Agent in respect of the Obligations;

               (j) an application for any of the orders described in clauses
                   (e), (f), (g), (h) or (i) above shall be made by a Person other than the Borrower or the Guarantors and such application is not contested by the Borrower or the Guarantors in good faith or the relief requested is granted in an order that is not stayed pending appeal;

               (k) an order shall be entered by the Bankruptcy Court that is not stayed pending appeal granting relief from the automatic stay to the holder or holders of any liens on or security interests in any assets of the Borrower or the Guarantors and
                   (i) the Agent determines that a Material Adverse Effect is reasonably likely to result from the entry of such order or
                   (ii) the aggregate value of property subject to such liens and the claim in respect thereof is greater than $250,000;

               (l) (i) the Borrower or any other Person engages in a transaction in connection with which the Borrower



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                   or any entity which the Borrower has an obligation to
                   indemnify, could be subject to liability for either a civil penalty assessed pursuant to Section 502 of ERISA or a tax imposed under Section 4975 of the Code; (ii) an accumulated funding deficiency (as defined in Section 302 of ERISA or Section 412 of the Code) exists with respect to any Pension Plan; (iii) a lien arises or security interest is granted under the Code or ERISA with respect to any Pension Plan;
                   (iv) a Pension Plan is terminated; (v) a Reportable Event occurs or proceedings commence to terminate or to have a trustee appointed to terminate any Pension Plan which Reportable Event or commencement of proceedings or appointment is likely to result in the termination of any such Pension Plan; (vi) the Borrower or any ERISA Affiliate of the Borrower incurs or is likely to incur any liability in connection with a withdrawal from or the Insolvency, Reorganization or termination of a Multiemployer Plan or with respect to Section 515 of ERISA; (vii) any other similar event or condition shall occur or exist with respect to any Employee Benefit Plan; and in each case in clauses (i), (ii),
                   (iv), (vi) and (vii) of this subsection (h), such event or condition, together with all other such events or conditions, if any, could, in the opinion of the Agent, subject the Borrower to any taxes, penalties or liabilities (including, without limitation, any joint and several liability of the Borrower for a tax, penalty or liability imposed on an ERISA Affiliate of the Borrower or any penalty or tax imposed on any entity which the Borrower has an obligation to indemnify) which exceed $100,000 in any year (on a non-cumulative basis with any other year);

               (m) a Change in Control occurs; or

               (n) a change in the condition or operations, financial or
                   otherwise, of the Borrower or any Guarantor that may have a Material Adverse Effect, as determined by the Agent in its sole discretion, shall have occurred after the Closing Date and written notice thereof shall have been given to the Borrower or Guarantor by the Agent.

               12.2. ACCELERATION OF OBLIGATIONS, ETC. Notwithstanding the provisions of Section 362 of the Bankruptcy Code and without application or motion to the Bankruptcy Court, if an Event of Default shall occur and be continuing, the Agent may upon four (4) Business Days' written notice by the Agent to the Borrower: (i) declare this Financing Agreement to be, and the




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same shall thereafter be, terminated and all Obligations shall become immediately due and payable; and (ii) charge the Borrower the Default Rate of Interest from the date such Event of Default occurred on all then outstanding or thereafter incurred Obligations in lieu of the interest provided for in Section 4 of this Financing Agreement; provided, however, that no notice of the foregoing matters is required if the Event of Default is the event listed in paragraph (e), (f), (g), (h), (i) or (j) of Section 12.01 hereof. The exercise by the Lenders of any option or remedy hereunder is not exclusive of any other option or remedy which may be exercised at any time by the Lenders, acting through the Agent.

               12.3. OTHER REMEDIES. Notwithstanding the provisions of Section 362 of the Bankruptcy Code and without application or motion to the Bankruptcy Court, upon the occurrence of any Event of Default and so long as such Event of Default is continuing, the Agent may upon four (4) Business Days' written notice to the extent permitted by law: (a) remove from any premises where same may be located any and all documents, instruments, files and records, and any receptacles or cabinets containing same, relating to the Accounts, or the Agent may use, at the Borrower's expense, such of the Borrower's personnel, supplies or space at the Borrower's places of business or otherwise, as may be necessary to properly administer and control the Accounts or the handling of collections and realizations thereon; (b) bring suit, in the name of the Borrower or the Agent, and generally shall have all other rights respecting said Accounts, including, without limitation, the right to: accelerate or extend the time of payment, settle, compromise, release in whole or in part any amounts owing on any Accounts and issue credits in the name of the Borrower or the Agent; (c) sell, assign and deliver the Collateral and any returned, reclaimed or repossessed merchandise, with or without advertisement, at public or private sale, for cash, on credit or otherwise, at the Lenders' sole option and discretion, and the Agent may bid or become a purchaser at any such public sale, free from any right of redemption, which right is hereby expressly waived by the Borrower to the extent permitted by law; (d) foreclose the security interests created herein by any available judicial procedure, or take possession of any or all of the Inventory and Equipment without judicial process, and to enter any premises where any Inventory and Equipment may be located for the purpose of taking possession of or removing the same and (e) exercise any other rights and remedies provided in law, in equity, by contract or otherwise. Upon four Business Days' written notice, the Agent shall have the right, without advertisement, to sell, lease, or otherwise dispose of all or any part of the Collateral whether in its then condition or after further preparation or processing, in the name of the Borrower or the Agent, or in the name of such other party as the Agent may designate, either at public or private sale or at any broker's board, in lots or in bulk, for cash or for credit, with or without warranties or representa-



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tions, and upon such other terms and conditions as the Lenders in its sole discretion may deem advisable. After providing four (4) Business Days' notice as aforesaid, if any Inventory and Equipment shall require rebuilding, repairing, maintenance or preparation, the Agent shall have the right, at its option, to do such of the aforesaid as is necessary, for the purpose of putting the Inventory and Equipment in such saleable form as the Agent shall deem appropriate. The Borrower agrees, at the request of the Lenders, to assemble the Inventory and Equipment and to make it available to the Agent at premises of the Borrower or elsewhere and to make available to the Agent the premises and facilities of the Borrower for the purpose of the Agent's taking possession of, removing or putting the Inventory and Equipment in saleable form. However, if notice of intended disposition of any Collateral is required by law, it is agreed that ten
(10) days' notice as to any one other than the Borrower and four (4) Business Days' notice as to the Borrower shall, in each case, constitute reasonable notification and full compliance with the law. The net cash proceeds resulting from the Lenders' or the Agent's exercise of any of the foregoing rights (after deducting all charges, costs and expenses, including attorneys' fees) shall be applied by the Agent to the payment of the Borrower's Obligations, subject to
Section 12.04 hereof, whether due or to become due, in such order as the Lenders may elect, and the Borrower shall remain liable to the Lenders for any deficiencies, and the Agent in turn agrees to remit to the Borrower or its successors or assigns any surplus resulting therefrom. The enumeration of the foregoing rights is not intended to be exhaustive and the exercise of any right shall not preclude the exercise of any other rights, all of which shall be cumulative. Notwithstanding the foregoing, the Agent shall not be required hereunder to give, in the aggregate, more than four (4) Business Days' notice to the Borrower prior to acceleration under Section 12.02 and the exercise of remedies under Section 12.03 (notice of which may be contained in the same notice or in separate notices without increasing the four (4) Business Day's written requirement contained herein).

               12.4. CARVE-OUT EXPENSES

               Notwithstanding anything contained in this Financing Agreement to the contrary:

               (a) Upon demand by the Agent after the occurrence and during the continuance of an Event of Default, the Borrower shall deposit with the Agent cash collateral equal to one-hundred percent (100%) of the Priority Professional Expense Cap. The Availability Reserve established under the Financing Agreement in connection with such Priority Professional Expense Cap shall be reduced to the extent the Borrower deposits such cash collateral with the Agent. Such deposit shall be



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                   held by the Agent in an interest bearing account maintained at the payment office of the Agent (the "Cash Collateral Account").

               (b) If such Event of Default continues, but the Agent has not delivered the Default Notice (as defined in (c) below), any payments actually made to professionals under 11 U.S.C. ss.ss. 330 and 331 in respect of fees and expenses incurred shall not reduce the Priority Professional Expense Cap.

               (c) If such Event of Default continues and the Agent upon four
                   (4) Business Days' written notice to the Borrower and its counsel notifies such parties of the existence of an Event of Default (the "Default Notice"), any payments actually made to professionals after the date of the Default Notice under 11 U.S.C.ss.ss.330 and 331 in respect of fees and expenses incurred (i) shall be paid solely (subject to (d) below) from the Cash Collateral Account and (ii) shall reduce the Priority Professional Expense Cap on a dollar-for-dollar basis (whether such fees and expenses were incurred prior to or after such Event of Default).

               (d) In the event there are insufficient amounts in the Cash
                   Collateral Account set forth in (a) above to pay Priority Professional Expenses up to the Priority Professional Expense Cap, Priority Professional Expenses shall be paid from net cash proceeds of Collateral (which net cash proceeds are received by the Agent after the date the Agent and the Lenders have ceased to make advances under this Financing Agreement) upon receipt by the Agent of immediately available funds from the disposition of such Collateral, prior to the application of any net cash proceeds to the Borrower's Obligations.


               (e) The parties entitled to any Priority Professional Expenses shall not have any rights in connection with any foreclosure, sale or other disposition of the Collateral under the Financing Agreement, other than the right to receive payments from the Cash Collateral Account or as specified in (d) above up to the Priority Professional Expense Cap.

SECTION 13. POWERS.

               13.1. ATTORNEY-IN-FACT. The Borrower hereby authorizes the Agent or any person or agent the Agent may designate as its attorney-in-fact, at the Borrower's cost and expense, to exercise all of the following powers, which being



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coupled with an interest, shall be irrevocable until all of the Borrower's
Obligations to the Lenders have been paid in full:

               (a) To receive, take, endorse, sign, assign and deliver, all in the name of the Agent or the Borrower, any and all checks, notes, drafts, and other documents or instruments relating to the Collateral;

               (b) To receive, open and dispose of all mail addressed to the
                   Borrower and to notify postal authorities to change the address for delivery thereof to such address as the Agent may designate;

               (c) To request from customers indebted or obligated on
                   Accounts, Contracts or Licenses at any time, in the name of the Agent or the Borrower or that of the Agent's designee, information verifying the amounts owing on the Accounts, Contracts or Licenses or other terms relating to such Accounts, Contracts or Licenses;

               (d) To transmit to customers indebted or obligated on Accounts,
                   Contracts or Licenses notice of the Lenders' interest therein and to notify customers indebted on Accounts, Contracts or Licenses to make payment directly to the Agent for the benefit of the Lenders for the Borrower's account; and

               (e) To take or bring, in the name of the Agent or the Borrower, all steps, actions, suits or proceedings deemed by the Agent necessary or desirable to enforce or effect collection of the Accounts, Contracts or Licenses.

               Notwithstanding anything hereinabove contained to the contrary, the powers set forth in (b), (c), (d) and (e) above may only be exercised after the occurrence and during the continuance of an Event of Default.

               13.2. RIGHT TO SET-OFF. The Borrower authorizes, and the Lenders shall have the right upon any amount becoming due and payable hereunder, to set-off and apply against any and all property held by, or in the possession of the Lenders or the Collateral, the Obligations due and payable the Lenders.

               13.3. SALE AND ASSIGNMENT OF LENDERS' INTEREST.

               (a) Each Lender, with the consent of the Agent, may assign its rights and delegate its obligations under this Financing Agreement and further may assign, or sell participations in, all or any part of the Obligations, its Revolving Loan Amount and



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                   its Revolving Loans and any other interest herein or therein to one or more other Persons; provided, however, that, (i) any such partial assignment or participation shall be of a pro rata interest in all portions of such Lender's rights and obligations hereunder, (ii) no Lender shall assign or sell participations in any of its interests under this Financing Agreement (A) in an amount less than $2,000,000, additional increments thereto of $500,000, (B) without the consent of the Borrower, which such consent shall not be unreasonably withheld and (C) if such transfer would result in any Lender or participant having an aggregate interest in loans and commitments in an amount less than $2,000,000, and (iii) in connection with any such assignment such Lender shall have delivered to the Agent and the Borrower a duly executed Assignment and Transfer Agreement. Any agreement pursuant to which any Lender may grant such a participating interest shall provide that such Lender shall retain the sole right and responsibility to enforce the obligations of the Borrower hereunder and under any other Loan Document including, without limitation, the right to approve any amendment, modification or waiver of any provision of this Financing Agreement or any other Loan Document.

               (b) Upon the execution and delivery of an Assignment and Transfer
                   Agreement, after notice thereof to, and consent thereto by, the Borrower, and the payment of the purchase price as agreed between the assigning party and such Assignee, such Assignee shall have, to the extent of such assignment, the same rights, benefits and obligations as it would if it were a party hereunder and the assigning party shall be relieved of its obligations hereunder with respect to the assigned portion of its Revolving Loan Amounts and its Revolving Loans, on and after the date of such assignment. The Borrower hereby acknowledges and agrees that any assignment permitted hereunder will give rise to a direct obligation of the Borrower to the Assignee and that the Assignee shall be considered to be a Lender under this Financing Agreement. Upon the consummation of any assignment pursuant to this paragraph, a new Note or Notes shall be issued by the Borrower, provided that any "old" Note(s) is marked "cancelled" and returned to the Borrower. If the Assignee is not incorporated under the laws of the United States of America or a state thereof or the District of Columbia, it shall, prior to



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                   the first date on which interest or fees are payable
                   hereunder for its account, deliver to the Borrower and the Agent certification as to its exemption from deduction or withholding of any United States federal income taxes in accordance with Section 17.14 hereof.

               (c) The Borrower may not assign or transfer any of its rights and/or obligations hereunder.

               (d) The Borrower agrees to provide all assistance reasonably requested by a Lender to enable such Lender either to sell the participations or make the assignments permitted by this
                   Section 13.03.

               13.4. DISCLOSURE TO PARTICIPANTS. Subject to Section 16.17 hereof, the Borrower authorizes each Lender to disclose to any actual or prospective participant or purchasing lender (each, a "Transferee"), after consent by the Borrower, any and all financial information in such Lender's possession concerning the Borrower, any Guarantor and its Affiliates which has been delivered to such Lender by or on behalf of the Borrower or any Guarantor pursuant to this Financing Agreement or which has been delivered to such Lender by or on behalf of the Borrower or any Guarantor in connection with such Lender's credit evaluation of the Borrower or any Guarantor and its Affiliates prior to entering into this Financing Agreement. The Agent shall request that any such materials shall be promptly returned by any prospective purchaser who does not consummate a purchase.

SECTION 14. TERMINATION.

               14.1. TERMINATION OF REVOLVING LINE OF CREDIT.

               (a) Subject to Section 14.02 hereof, the Agent on behalf of the
                   Lenders may terminate the Revolving Line of Credit as of the Initial Termination Date and by giving the Borrower at least fifteen (15) Business Days' prior written notice of termination.

               (b) The Borrower may terminate the Revolving Line of Credit prior to the Initial Termination Date upon fifteen (15) Business Days' prior written notice by the Borrower to the Agent, provided that the Borrower pays to the Agent for the account of the Lenders, on or prior to such termination (if such termination is on or before one year from the Closing Date), the Early Termination Fee (except if the termination coincides with the Exit Financing).


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               (c) Notwithstanding the foregoing, the Revolving Line of Credit shall terminate on the date of the substantial consummation (as defined in Section 1101(2) of the Bankruptcy Code) of a plan of reorganization in the Borrower's Case that has been confirmed by an order of the Bankruptcy Court.

               14.2. TERMINATION UPON AN EVENT OF DEFAULT. Notwithstanding the foregoing, the Agent may terminate this Financing Agreement upon the occurrence of an Event of Default as provided in Section 12.02 hereof.

               14.3. MATURITY OF OBLIGATIONS UPON TERMINATION. All Obligations shall become due and payable as of any termination hereunder or under Section 12 hereof and, pending a final accounting, if the Agent determines in its good faith judgment that there is a reasonable basis for doing so, the Agent may withhold any balances in the Borrower's account (unless supplied with an indemnity satisfactory to the Agent) to cover all of the Obligations then due and payable hereunder. All of the Lenders' and the Agent's rights, liens and security interests shall continue after any termination until payment in full of all Loans and other amounts then due and payable hereunder at the date of such termination. Notwithstanding the foregoing, the Borrower may upon such termination cash collateralize outstanding Letters of Credit as provided in
Section 5.01(a)(i) hereof.

               14.4. TERMINATION BY LENDERS. All or any Lender's obligations under this Financing Agreement shall terminate with respect to such Lender on the Initial Termination Date by such Lender giving the Agent and the other Lenders at least ninety (90) days' prior written notice of termination. Without limiting Section 14.01(a), within sixty (60) days of receipt of such notice from any Lender, the Agent shall either: (i) give notice to the Borrower that such Lender (other than CIT/CS) has given the Agent a notice of termination in which event the obligations of the Lenders hereunder and thereunder (subject to the notice required by Section 14.01(a)) shall terminate as of the Initial Termination Date, or (ii) if the other Lenders so elect, they shall have the right to purchase the terminating Lender's or Lenders' pro rata share of its or their interest hereunder for the full amount thereof on a pro rata basis among such electing Lenders, together with any accrued interest. Termination of this Financing Agreement by any Lender as herein provided shall not affect the Lenders' respective rights and obligations under this Financing Agreement incurred prior to the effective date of termination as set forth in the preceding sentence.

               14.5. OFFSET AGAINST FACILITY FEE IF AGENT PROVIDES EXIT FINANCING. In the event that the Agent provides Exit



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Financing (i) in the amount of $15,000,000 or less, then there shall not be a facility fee paid or (ii) in an amount in excess of $15,000,000, then the facility fee shall not exceed 1/2 of 1% of the excess committed revolving credit line over $15,000,000.

SECTION 15. INDEMNIFICATION.

               In addition to the payment of expenses pursuant to Section 4 of this Financing Agreement, whether or not the transactions contemplated hereby shall be consummated, the Borrower agrees to indemnify (which such agreement shall survive the termination of the Financing Agreement), pay and hold the Lenders and the Agent and the officers, directors, partners, employees, agents, affiliates and attorneys of the Lenders and the Agent (collectively called the "Indemnitees") harmless from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, claims, costs, expenses and disbursements of any kind or nature whatsoever (including the fees and disbursements of counsel and accountants for such Indemnitees in connection with any investigative, administrative or judicial proceeding commenced or threatened, whether or not such Indemnitee shall be designated a party thereto) that may be imposed on, incurred by, or asserted against that Indemnitee, in any manner relating to or arising out of this Financing Agreement or any other Loan Document or the consummation of the transactions contemplated hereby or thereby, the use or intended use of the proceeds of the Revolving Loans or the exercise of any right or remedy hereunder, including, without limitation, any obligations which may become due and payable after the termination of this Financing Agreement (the "Indemnified Liabilities"); provided that the Borrower shall not have any obligation to an Indemnitee hereunder with respect to Indemnified Liabilities to the extent arising solely from the gross negligence or willful misconduct of such Indemnitee as determined by a final non-appealable determination of a court of competent jurisdiction. To the extent that the undertaking to indemnify, pay and hold harmless set forth in the preceding sentence may be unenforceable because it is violative of any law or public policy, the Borrower will contribute the maximum portion that it is permitted to pay and satisfy under applicable law to the payment and satisfaction of all Indemnified Liabilities incurred by the Indemnitee or any of them.

SECTION 16. MISCELLANEOUS.

               16.1. WAIVERS. The Borrower hereby waives diligence, demand, presentment and protest and any notices thereof as well as notice of nonpayment. No delay or omission of the Agent or the Lenders or the Borrower to exercise any right or remedy hereunder, whether before or after the happening of any Event of Default, shall impair any such right or shall operate as



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a waiver thereof or as a waiver of any such Event of Default or be deemed a waiver of any other right, unless such waiver be in writing and signed by the Agent. No single or partial exercise by the Agent or the Lenders of any right or remedy precludes any other or further exercise thereof, or precludes any other right or remedy.

               16.2. ENTIRE AGREEMENT. This Financing Agreement, including its exhibits, and the documents executed and delivered in connection herewith, constitute the entire agreement among the Borrower, the Agent and the Lenders, supersede any prior agreements of the parties as to the subject matter hereof, and shall bind and benefit the Borrower, the Agent and the Lenders and their respective successors and assigns.

               16.3. AMENDMENTS. This Financing Agreement may be amended, and the Borrower may take any action herein prohibited, or omit to perform any act herein required to be performed by it, if the Borrower shall obtain the written consent to such amendment, action or omission to act given by the Agent, except that, without the written consent of all of the Lenders, no amendment to this Financing Agreement shall (a) increase the Revolving Line of Credit; (b) reduce the interest rate; (c) reduce or waive (1) any fees or (2) the repayment of any Obligations due the Lenders; (d) extend the maturity of the Obligations; (e) alter or amend this Section 16.03; or (f) release Collateral in bulk without a corresponding reduction in the Obligations secured thereby. Each Lender shall be bound by any consent authorized by this Section 16.03.

               16.4. PERMITTED INTEREST AND FEES. In no event shall the Borrower, upon demand by the Lenders for payment of any indebtedness relating hereto, by acceleration of the maturity thereof, or otherwise, be obligated to pay interest and fees in excess of the amount permitted by law. Regardless of any provision herein or in any agreement made in connection herewith, the Lenders shall never be entitled to receive, charge or apply, as interest on any indebtedness relating hereto, any amount in excess of the maximum amount of interest permissible under applicable law. If the Lenders ever receive, collect or apply any such excess, it shall be deemed a partial repayment of principal and treated as such; and if principal is paid in full, any remaining excess shall be refunded to the Borrower. This paragraph shall control every other provision hereof and of any other agreement made in connection herewith.

               16.5. ILLEGALITY. If any provision hereof or of any other agreement made in connection herewith is held to be illegal or unenforceable, such provision shall be fully severable, and the remaining provisions of the applicable agreement shall remain in full force and effect and shall not be



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



affected by such provision's severance. Furthermore, in lieu of any such provision, there shall be added automatically as a part of the applicable agreement a legal and enforceable provision as similar in terms to the severed provision as may be possible.

               16.6 JURISDICTION OF CLAIMS. (a) THE BORROWER, THE AGENT AND THE LENDERS HEREBY IRREVOCABLY SUBMIT TO THE JURISDICTION OF ANY STATE OR FEDERAL COURT SITTING IN NEW YORK, NEW YORK IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS FINANCING AGREEMENT, OR ANY OF THE OTHER DOCUMENTS ENTERED INTO IN CONNECTION WITH THIS FINANCING AGREEMENT, TO WHICH THE BORROWER IS A PARTY, AND THE BORROWER, THE AGENT AND THE LENDERS HEREBY IRREVOCABLY AGREE THAT ALL CLAIMS IN RESPECT OF SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH NEW YORK STATE COURT OR IN SUCH FEDERAL COURT. THE BORROWER, THE AGENT AND THE LENDERS HEREBY IRREVOCABLY WAIVE THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING. THE BORROWER, THE AGENT AND THE LENDERS AGREE THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. NOTHING HEREIN SHALL LIMIT THE BORROWER'S OR GUARANTORS' ABILITY TO BE HEARD IN THE BANKRUPTCY COURT.

               (b) THE BORROWER, THE AGENT AND THE LENDERS EACH HEREBY WAIVES ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING ARISING OUT OF THIS FINANCING AGREEMENT. THE BORROWER, THE AGENT AND THE LENDERS HEREBY IRREVOCABLY WAIVE PERSONAL SERVICE OF PROCESS AND CONSENT TO SERVICE OF PROCESS BY CERTIFIED OR REGISTERED MAIL, RETURN RECEIPT REQUESTED, ADDRESSED TO THE BORROWER, THE AGENT AND THE LENDERS, AS THE CASE MAY BE, AT THE ADDRESS PROVIDED HEREIN FOR NOTICES.


               16.7. NO SUBROGATION; CONTINUING OBLIGATION. (a) The Borrower will not exercise any rights which it may acquire by way of subrogation hereunder, by any payment made by it hereunder or otherwise, until this Financing Agreement is terminated and all of the Obligations and all other expenses to be paid by the Borrower pursuant hereto shall have been satisfied in full. If any amount shall be paid to the Borrower on account of such subrogation rights at any time when all of the Obligations and all such other expenses shall not have been paid in full or this Financing Agreement shall not have been terminated, such amount shall be held in trust for the benefit of the Agent, shall be segregated from the other funds of the Borrower and shall forthwith be paid over to the Agent to be applied in whole or in part by the Agent against the Obligations, whether matured or unmatured, and all such other expenses in accordance with the terms of this Financing Agreement.



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               (b) Notwithstanding anything contained herein to the contrary, if after receipt of any payment for all or any part of the Obligations, the Agent or any Lender is for any reason compelled to surrender such payment to any Person or entity because such payment is determined to be void or voidable as a preference, an impermissible setoff, a diversion of trust funds or for any other reason, this Financing Agreement shall continue in full force, and the Borrower shall be liable to, and shall indemnify and hold such Lender or the Agent harmless for, the amount of such payment surrendered until such Lender or the Agent, as the case may be, shall have been finally and irrevocably paid in full. The provisions of the foregoing sentence shall be and remain effective notwithstanding any contrary action which may have been taken by the Lenders or the Agent in reliance upon such payment, and any such contrary action so taken shall be without prejudice to the Lenders' or the Agent's rights under this Financing Agreement and shall be deemed to have been conditioned upon such payment having become final and irrevocable.

               16.8. NOTICES. Except as otherwise herein provided, any notice or other communication required hereunder shall be in writing, and shall be deemed to have been validly served, given or delivered when (i) hand delivered, (ii) sent by telegram or telex, (iii) by telecopy if receipt is confirmed by receiving party, (iv) by overnight courier, the next Business Day after delivery to such overnight courier or (v) three (3) days after deposit in the United States mails, with proper first class postage prepaid and addressed to the party to be notified as follows:

        (A)    if to the Agent, at:

               The CIT Group/Commercial Services, Inc.
               1211 Avenue of the Americas
               22nd Floor
               New York, New York  10036
               Telecopy Number:  (212) 382-9036
               Attn:  Anthony Lombardi, Vice President

               with a copy to:

               Nancy R. Finkelstein, Esq.
               Kaye, Scholer, Fierman, Hays & Handler, LLP
               425 Park Avenue
               New York, New York  10022
               Telecopy Number:  (212) 836-7151



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        (B)    if to the Borrower, at:

               Andover Togs, Inc.
               1333 Broadway
               New York, New York  10018
               Telecopy Number:  (212) 244-0205
               Attn:  William Cohen, Chairman

               with a copy to:

               Norman N. Kinel, Esq.
               Whitman Breed Abbott and Morgan
               200 Park Avenue
               New York, New York  10166
               Telecopy Number:  (212) 351-3131

        (C) if to any Lender, at the address set forth in the applicable Assignment and Transfer Agreement or to such other address as any party may designate for itself by like notice.

               16.9. [INTENTIONALLY LEFT BLANK].

               16.10. GOVERNING LAW. THE VALIDITY, INTERPRETATION AND ENFORCEMENT OF THIS FINANCING AGREEMENT SHALL BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK (OTHER THAN CONFLICTS OF LAWS PRINCIPLES THEREOF).

               16.11. SATISFACTION OF AGENT. If any agreement, certificate or other writing, or any action taken or to be taken, is by the terms of this Financing Agreement required to be satisfactory to the Agent, the determination of such satisfaction shall, unless expressly stated otherwise, be made by the Agent in its sole and exclusive judgment exercised in good faith.

               16.12. DESCRIPTION HEADINGS. The descriptive headings of the several paragraphs of this Financing Agreement and the table of contents are inserted for convenience only and do not constitute a part of this Financing Agreement.

               16.13. COUNTERPARTS. This Financing Agreement may be executed in two or more counterparts, all of which shall be deemed but one and the same instrument and each of which shall be deemed an original, and it shall not be necessary in making proof of this Financing Agreement to produce or account for more than one such counterpart.

               16.14. [INTENTIONALLY LEFT BLANK].



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               16.15. FURTHER ASSURANCES. Each party hereto shall do and perform or cause to be done and performed all such further acts and things and shall execute and deliver all such other agreements, certificates, instruments and documents as any other party hereto reasonably may request in order to carry out the intent and accomplish the purposes of this Financing Agreement and the consummation of the transactions contemplated hereby. The assurances contemplated by this Section 16.15 shall be given under applicable nonbankruptcy law as well as the Bankruptcy Code, it being the intention of the parties that the Agent may request assurances under applicable nonbankruptcy law, and such request shall be complied with (if otherwise made in good faith by the Agent) whether or not the Final (CIT/CS) Bankruptcy Court Order, as the case may be, is in force.

               16.16. [INTENTIONALLY LEFT BLANK].

               16.17. CONFIDENTIALITY. Any information disclosed by or on behalf of the Borrower to the Agent or any of the Lenders and any information obtained by the Agent or any of the Lenders pursuant to or in connection with this Financing Agreement shall be used solely for purposes of this Financing Agreement and not in any other manner, and, if such information is not otherwise in the public domain, shall not be disclosed by the Agent or such Lender to any other Person except (i) to its independent accountants and legal counsel, (ii) pursuant to statutory and regulatory requirements or otherwise as required by law, (iii) pursuant to any court order, subpoena or other legal process or (iv) subject to an agreement containing provisions substantially the same as those of this Section, to any participant in or assignee of, or prospective participant in or assignee of, any Loan. Notwithstanding anything to the contrary contained herein, this Section 16.17 shall not apply to any communication between CIT Group/Commercial Services, Inc. and any of its Affiliates.

SECTION 17. AGENCY.

               17.1. THE AGENT. Each Lender hereby irrevocably designates and appoints CIT/CS as the Agent for the Lenders under this Financing Agreement and any ancillary loan documents and irrevocably authorizes CIT/CS as Agent for such Lender, to take such action on its behalf under the provisions of the Financing Agreement and all ancillary documents and to exercise such powers and perform such duties as are expressly delegated to the Agent by the terms of the Financing Agreement and all ancillary documents together with such other powers as are reasonably incidental thereto. Notwithstanding any provision to the contrary elsewhere in this Financing Agreement, the Agent shall not have any duties or responsibilities, except those expressly set forth herein, or any fiduciary relationship with any Lender



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and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into the Financing Agreement, any other Loan Document or any of the ancillary documents or otherwise exist against the Agent.

               17.2. DELEGATION OF DUTIES. The Agent may execute any of its duties under this Financing Agreement or any other Loan Document and all ancillary documents by or through agents or attorneys-in-fact and shall be entitled to the advice of counsel concerning all matters pertaining to such duties.

               17.3. EXCULPATORY PROVISIONS. Neither the Agent nor any of its officers, directors, employees, agents, or attorneys-in-fact shall be liable to any Lender for any action lawfully taken or omitted to be taken by it or such person under or in connection with the Financing Agreement or any other Loan Document and all ancillary documents (except for its or such person's own gross negligence or willful misconduct), or responsible in any manner to any of the Lenders for any recitals, statements, representations or warranties made by the Borrower or any officer thereof contained in the Financing Agreement or any other Loan Document and all ancillary documents or in any certificate, report, statement or other document referred to or provided for in, or received by the Agent under or in connection with, the Financing Agreement or any other Loan Document and all ancillary documents or for the value, validity, effectiveness, genuineness, enforceability or sufficiency of the Financing Agreement or any other Loan Document and all ancillary documents or for any failure of the Borrower to perform its obligations thereunder. The Agent shall not be under any obligation to any Lender to ascertain or to inquire as to the observance or performance of any of the agreements contained in, or conditions of, the Financing Agreement or any other Loan Document and ancillary documents or to inspect the properties, books or records of the Borrower.

               17.4. RELIANCE BY AGENT. The Agent shall be entitled to rely, and shall be fully protected in relying, upon any note, writing, resolution, notice, consent, certificate, affidavit, letter, cablegram, telegram, telecopy, telex or teletype message, statement, order or other document or conversation believed by it to be genuine and correct and to have been signed, sent or made by the proper person or persons and upon advice and statements of legal counsel (including, without limitation, an opinion of counsel to the Borrower), independent accountants and other experts selected by the Agent. The Agent shall be fully justified in failing or refusing to take any action under the Financing Agreement or any other Loan Document and all ancillary documents unless it shall first receive such advice or concurrence of all of the Lenders as it deems appropriate or it shall first be indemnified to its satisfaction



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by all of the Lenders against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action. The Agent shall in all cases be fully protected in acting, or in refraining from acting, under the Financing Agreement or any other Loan Document and all ancillary documents in accordance with a request of any of the Lenders and such request and any action taken or failure to act pursuant thereto shall be binding upon all the Lenders.

               17.5. NOTICE OF DEFAULT. The Agent shall not be deemed to have knowledge or notice of the occurrence of any Default or Event of Default hereunder unless the Agent has received written notice from a Lender or the Borrower describing such Default or Event of Default. In the event that the Agent receives such a notice, the Agent shall promptly give notice thereof to the Lenders. The Agent shall take such action with respect to such Default or Event of Default as shall be reasonably directed by one hundred percent (100%) of the Lenders; provided that unless and until the Agent shall have received such direction, the Agent may in the interim (but shall not be obligated to) take such action, or refrain from taking any such action, with respect to such Default or Event of Default as it shall deem advisable and in the best interests of the Lenders.

               17.6. NON-RELIANCE ON AGENT AND OTHER LENDERS. Each Lender expressly acknowledges that neither the Agent nor any of its officers, directors, employees, agents or attorneys-in-fact has made any representations or warranties to it and that no act by the Agent hereinafter taken, including any review of the affairs of the Borrower, shall be deemed to constitute any representation or warranty by the Agent to any Lender. Each Lender represents to the Agent that it has, independently and without reliance upon the Agent or any other Lender and based on such documents and information as it has deemed appropriate, made its own appraisal of and investigation into the business, operations, property, financial and other condition and creditworthiness of the Borrower and made its own decision to enter into this Financing Agreement and any other Loan Document. Each Lender also represents that it will, independently and without reliance upon the Agent or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit analysis, appraisals and decisions in taking or not taking action under the Financing Agreement or any other Loan Document and to make such investigation as it deems necessary to inform itself as to the business, operations, property, financial and other condition or creditworthiness of the Borrower. The Agent, however, shall provide the Lenders with copies of all financial statements, projections and business plans which come into the possession of the Agent or any of its officers, employees, agents or attorneys-in-fact.



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               17.7. INDEMNIFICATION. The Lenders agree to indemnify the Agent in its capacity as such, from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind whatsoever which may at any time be imposed on, incurred by or asserted against the Agent in any way relating to or arising out of the Financing Agreement, any other Loan Document or any ancillary documents or any documents contemplated by or referred to herein or the transactions contemplated hereby or any action taken or omitted by the Agent under or in connection with any of the foregoing; provided, however, that no Lender shall be liable for the payment of any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting solely from the Agent's gross negligence or willful misconduct. The agreements in this paragraph shall survive the payment of the Obligations.

               17.8. THE AGENT IN ITS INDIVIDUAL CAPACITY. With respect to the Loans made by it and in connection with any Letters of Credit Guaranty (and any Letter of Credit hereunder), CIT/CS and its Affiliates shall have the same rights and powers under this Agreement as any other Lender and may exercise the same as though it were not the Agent; and the term "Lender" or "any Lenders" shall, unless otherwise expressly indicated, include CIT/CS in its individual capacity. CIT/CS and its Affiliates may accept deposits from, lend money to, act as trustee or paying agent under indentures of, and generally engage in any kind of business with, the Borrower or any Guarantor, any of their Affiliates, or any person who may do business with or own securities of the Borrower or Guarantor, or any of their Affiliates, all as if CIT/CS were not the Agent and without any duty to account therefor to any Lenders. The Lenders acknowledge and agree that the L/C Issuer which may be an Affiliate of the Agent, may take actions which are not in the interests of, or may have an adverse effect on, the Lenders, or may omit to take actions which would be in the interests of, or would have a favorable effect on, the Lenders, and the Lenders will not assert any claim against the Agent based on actions or omissions by the L/C Issuer (if an Affiliate thereof) and will not assert any such actions or omissions as a defense or offset to the Lender's obligations hereunder.

               17.9. SUCCESSOR AGENT. The Agent may resign as Agent upon thirty
(30) days' notice to the Lenders and such resignation shall be effective upon the appointment of a successor Agent acceptable to the Borrower. If the Agent shall resign as Agent, then one hundred percent (100%) of the Lenders shall, subject to the consent of the Borrower, such consent not to be unreasonably withheld, appoint a successor agent for the Lenders whereupon such successor agent shall succeed to the rights, powers and duties of the Agent and the term "Agent" shall



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mean such successor agent effective upon its appointment, and the former Agent's rights, powers and duties as Agent shall be terminated, without any other or further act or deed on the part of such former Agent or any of the parties to this Financing Agreement. In the event that the Lenders do not appoint a successor agent for the Lenders within forty-five (45) days of notice to the Lenders of the Agent's resignation, the resigning Agent shall be authorized to appoint a successor Agent in its good faith judgment. After any retiring Agent's resignation hereunder as Agent, the provisions of this Section 17 shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Agent.

               17.10. COLLATERAL MATTERS.

               (a) The Agent may from time to time, make such disbursements and advances ("Agent Advances") which the Agent, in its sole discretion, deems necessary or desirable to preserve or protect the Collateral or any portion thereof, to enhance the likelihood or maximize the amount of repayment by the Borrower, any Guarantor or other Person of the Loans, and other obligations or to pay any other amount chargeable to the Borrower or Guarantor pursuant to the terms of this Agreement, including, without limitation, costs, fees and expenses. The Agent Advances shall be repayable on demand and be secured by the Collateral. Each Lender agrees that it shall make available to the Agent, upon the Agent's demand, in Dollars in immediately available funds, the amount equal to such Lender's pro rata share of such Agent Advance. If such funds are not made available to the Agent by such Lender the Agent shall be entitled to recover such funds, on demand from Lender together with interest thereon, for each day from the date such payment was due until the date such amount is paid to the Agent, at the federal funds rate for three (3) Business Days and thereafter at the Chase Bank Rate.

               (b) The Agent shall have no obligation whatsoever to any Lenders to assure that the Collateral exists or is owned by the Borrower or any Guarantor or is cared for, protected or insured or has been encumbered or that the liens granted to the Agent herein or pursuant hereto have been properly or sufficiently or lawfully created, perfected, protected or enforced or are entitled to any particular priority, or to exercise at all or in any particular manner or under any duty of care, disclosure or fidelity, or to continue exercising, any of the rights, authorities and powers granted or available to the Agent in this Section 17.10 or in any of the Loan Documents, it being understood and agreed that in respect of the Collateral, or any act, omission or event related thereto, the Agent may act in any manner it may deem appropriate, in its sole discretion, given the Agent's own interest in the Collateral as one of the Lenders



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and that the Agent shall have no duty or liability whatsoever to any other
Lender.

               17.11. AMENDMENTS CONCERNING AGENCY FUNCTION. The Agent shall not be bound by any waiver, amendment, supplement or modification of this Financing Agreement or any other Loan Document which affects its duties hereunder or thereunder unless it shall have given its prior consent thereto.

               17.12. LIABILITY OF AGENT. The Agent shall not have any liabilities or responsibilities to the Borrower on account of the failure of any Lender to perform its obligations hereunder or to any Lender on account of the failure of the Borrower to perform its obligations hereunder or under any other Loan Document.

               17.13. TRANSFER OF AGENCY FUNCTION. Without the consent of any Lender, the Agent may at any time or from time to time transfer its functions as Agent hereunder to any of its offices wherever located within the United States, provided that the Agent shall promptly notify the Borrower and the Lenders thereof and obtain the consent of the Borrower, which such consent shall not be unreasonably withheld.

               17.14. WITHHOLDING TAXES. Each Lender will furnish to the Agent and to the Borrower such forms, certifications, statements and other documents as the Agent or the Borrower may request from time to time to evidence such Lender's exemption from the withholding of any tax imposed by any jurisdiction or to enable the Agent or the Borrower to comply with any applicable laws or regulations relating thereto. Without limiting the effect of the foregoing, if any Lender is not created or organized under the laws of the United States of America or any state thereof, such Lender will furnish to the Agent and to the Borrower two copies of (i) Form 4224 or Form 1001 of the Internal Revenue Service, or such other forms, certifications, statements or documents, duly executed and completed by such Lender as evidence of such Lender's complete exemption from the withholding of U.S. tax with respect to any payments of interest made hereunder in respect of any Loan or such Lender's Revolving Loan Amount and (ii) new Forms 4224 or 1001, as applicable, or any successor forms thereto, upon the expiration or obsolescence of any previously entered form. If the Agent or such Lender fails to provide the required forms, certifications or documents, then (i) the Borrower shall be entitled to deduct or withhold on payments to the Agent or such Lender as a result of such failure, as required by law, and (ii) to the extent such withholding is required solely by reason of the failure of the Agent or such Lender to provide the necessary form or other required evidence of exemption from withholding, the Borrower shall not be liable



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for any increased costs with respect to such withheld amounts under Section 2.07 hereof.

SECTION 18. LENDER PROVISIONS.

               18.1. LENDERS' ACCOUNTING STATEMENT. The Agent shall forward to each Lender, at the end of each month, a copy of the account statement rendered by the Agent to the Borrower.

               18.2. SETTLEMENT OF ACCOUNTS. (a) Unless otherwise provided herein, the Agent shall promptly, after receipt of any interest earned under the Financing Agreement, remit to each Lender interest, computed at the rate and as provided for in Section 4 of this Financing Agreement on all outstanding amounts advanced by such Lender on each Settlement Date, prior to adjustment, that predate the last remittance by the Agent to such Lender of its interest.

               (b) On the Settlement Date, the Agent and each Lender shall each remit to the other, in immediately available funds, all amounts necessary so as to ensure that, as of the Settlement Date, the Lenders shall have pro rata and undivided portion of all outstanding Revolving Loans.

               (c) Unless the Agent shall have received notice from the Borrower prior to the date on which any payment is due to any Lender hereunder that the Borrower will not make such payment in full, the Agent may assume that the Borrower has made such payment in full to the Agent on such date and the Agent in its sole discretion may, but shall not be obligated to, in reliance upon such assumption, cause to be distributed to each Lender on such due date an amount equal to the amount then due such Lender. If and to the extent the Borrower shall not have so made such payment in full to the Agent, each Lender shall repay to the Agent forthwith on demand such amount distributed to such Lender together with interest thereon, for each day from the date such amount is distributed to such Lender until the date such Lender repays such amount to the Agent, at the Chase Bank Rate.

               18.3. SHARED LIABILITY. In the event that the Agent, the Lenders or any one of them is sued or threatened with suit by the Borrower, or by any receiver, trustee, creditor or any committee of creditors of the Borrower on account of any preference, voidable transfer or lender liability issue, alleged to have occurred or been received as a result of, or during the transactions contemplated under this Financing Agreement or any other Loan Document, then in such event any money paid in satisfaction or compromise of such suit, action, claim or demand and any expenses, costs and attorneys' fees paid or incurred in connection therewith, whether by the Agent, the Lenders or any one of them, shall be shared pro rata by the Lenders. In



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addition, any costs, expenses, fees or disbursements incurred by outside agencies or attorneys retained by the Agent to effect collection or enforcement of any rights in the Collateral, including enforcing (including, without limitation, appearing, monitoring and participating as a party-in-interest in any bankruptcy case involving the Borrower), preserving or maintaining rights under this Financing Agreement or any other Loan Document shall be shared pro rata between the Lenders to the extent not reimbursed by the Borrower, or from the proceeds of Collateral. The provisions of this paragraph shall not apply to any suits, actions, proceedings or claims that are based on transactions, actions or omissions unrelated hereto that predate the date of this Financing Agreement.

               This Financing Agreement, including its Exhibits, supersedes all prior written or oral agreements of the parties as to the subject matter hereof.


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               IN WITNESS WHEREOF, the parties hereto have caused this Financing
Agreement to be executed and delivered by its proper and duly authorized officers as of September 19, 1996.

                                     LENDER:

                                     THE CIT GROUP/COMMERCIAL SERVICES,
                                       INC. as Lender and Agent


                                     By /s/ John Hendrickson
                                       _________________________________________
                                       Name:  John Hendrickson
                                       Title: Vice President


                                     BORROWER:

                                     ANDOVER TOGS, INC.


                                     By /s/ William L. Cohen
                                       _________________________________________
                                       Name:  William L. Cohen
                                       Title: President


The Guarantors by their respective signatures below acknowledge receipt and review of the Financing Agreement and the provisions thereof applicable to each Guarantor, respectively.


                                     GUARANTORS:

                                     SPRINGDALE FASHIONS, INC.


                                     By /s/ William L. Cohen
                                       _________________________________________
                                       Name:  William L. Cohen
                                       Title: President

                                     TORTONI MANUFACTURING CORP.


                                     By /s/ William L. Cohen
                                       _________________________________________
                                       Name:  William L. Cohen
                                       Title: President


                                     STONEHENGE FINANCIAL CORP.



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                                     By /s/ William L. Cohen
                                       _________________________________________
                                       Name:  William L. Cohen
                                       Title: President


                                       99



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